Exhibit 4.1
                                                 Pooling and Servicing Agreement





                                                           EXECUTION COPY



                              CPS Receivables Corp.
                                     Seller


                                       and


                        Consumer Portfolio Services, Inc.
                                    Servicer


                                       and


                  Norwest Bank Minnesota, National Association
                          Trustee and Standby Servicer







                         POOLING AND SERVICING AGREEMENT
                             Dated as of May 1, 1998






                                  $211,042,291
                          CPS Auto Grantor Trust 1998-2
                    $200,490,176, 6.09% Class A Certificates
                    $10,552,115, 10.34% Class B Certificates

                                Table of Contents

                                                                            Page


                                   ARTICLE I

                                  Definitions

SECTION 1.1.   Definitions....................................................1
SECTION 1.2.   Usage of Terms................................................23
SECTION 1.3.   Section References............................................23
SECTION 1.4.   Limitation on Trust Fund Activities...........................24
SECTION 1.5.   Calculations..................................................24
SECTION 1.6.   Action by or Consent of Certificateholders....................24
SECTION 1.7.   Material Adverse Effect.......................................24

                          ARTICLE II

                 The Trust and Trust Property

SECTION 2.1.   Creation of Trust.............................................24
SECTION 2.2.   Conveyance of Receivables.....................................24
SECTION 2.3.   Transfer Intended as Sale; Precautionary Security Interest....25
SECTION 2.4.   Acceptance by Trustee.........................................26
SECTION 2.5.   Representations and Warranties of Seller......................26
SECTION 2.6.   Repurchase Upon Breach........................................31
SECTION 2.7.   Delivery of Receivable Files..................................33
SECTION 2.8.   Acceptance of Receivable Files by Trustee.....................33
SECTION 2.9.   Access to Receivable Files....................................34

                                  ARTICLE III

                  Administration and Servicing of Receivables

SECTION 3.1.   Duties of Servicer............................................35
SECTION 3.2.   Collection and Allocation of Receivable Payments..............36
SECTION 3.3.   Realization Upon Receivables..................................36
SECTION 3.4.   Physical Damage Insurance; Other Insurance....................37
SECTION 3.5.   Maintenance of Security Interests in Financed Vehicles........37
SECTION 3.6.   Additional Covenants of Servicer..............................38
SECTION 3.7.   Purchase of Receivables Upon Breach...........................38
SECTION 3.8.   Servicing Fee.................................................39
SECTION 3.9.   Servicer's Certificate........................................39
SECTION 3.10.  Annual Statement as to Compliance; Notice of Default..........40
SECTION 3.11.  Annual Independent Certified Public Accountant's Report.......40
SECTION 3.12.  Reserved......................................................41



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



SECTION 3.13.  Servicer Expenses.............................................41
SECTION 3.14.  Retention and Termination of Servicer.........................41
SECTION 3.15.  Access to Certain Documentation and Information Regarding
               Receivables...................................................42
SECTION 3.16.  Verification of Servicer's Certificate........................42
SECTION 3.17.  Fidelity Bond.................................................43
SECTION 3.18.  Delegation of Duties..........................................43

                                   ARTICLE IV

                         Distributions, Spread Account;
                        Statements to Certificateholders

SECTION 4.1.   Accounts; Post-Office Box.....................................44
SECTION 4.2.   Collections...................................................46
SECTION 4.3.   Application of Collections....................................46
SECTION 4.4.   Payaheads.....................................................47
SECTION 4.5.   Additional Deposits...........................................47
SECTION 4.6.   Distributions; Policy Claims..................................47
SECTION 4.7.   Withdrawals from Spread Account...............................51
SECTION 4.8.   Statements to Certificateholders; Tax Returns.................52
SECTION 4.9.   Policy Payments; Subrogation..................................54
SECTION 4.10.  Reliance on Information from the Servicer.....................54
SECTION 4.11.  Optional Deposits by the Certificate Insurer..................54
SECTION 4.12.  Federal Income Tax Requirements...............................55

                                   ARTICLE V

                                    Reserved

                                   ARTICLE VI

                                The Certificates

SECTION 6.1.   The Certificates..............................................55
SECTION 6.2A   Appointment of Paying Agent...................................56
SECTION 6.2B   Authenticating Agent..........................................56
SECTION 6.2.   Authentication of Certificates................................57
SECTION 6.3.   Registration of Transfer and Exchange of Certificates.........58
SECTION 6.4.   Mutilated, Destroyed, Lost or Stolen Certificates.............61
SECTION 6.5.   Persons Deemed Owners.........................................62
SECTION 6.6.   Access to List of Certificateholders' Names and Addresses.....62
SECTION 6.7.   Maintenance of Office or Agency...............................62
SECTION 6.8.   Book-Entry Certificates.......................................62
SECTION 6.9.   Notices to Clearing Agency....................................63
SECTION 6.10.  Definitive Certificates.......................................63



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




                                  ARTICLE VII

                                   The Seller

SECTION 7.1.   Representations of Seller.....................................64
SECTION 7.2.   Liability of Seller; Indemnities..............................66
SECTION 7.3.   Merger or Consolidation of, or Assumption of the
               Obligations of, Seller........................................66
SECTION 7.4.   Limitation on Liability of Seller and Others..................67
SECTION 7.5.   Seller May Own Certificates...................................67

                                  ARTICLE VIII

                                  The Servicer

SECTION 8.1.   Representations of Servicer...................................67
SECTION 8.2.   Indemnities of Servicer.......................................69
SECTION 8.3.   Merger or Consolidation of, or Assumption of the Obligations
               of, Servicer or Standby Servicer..............................71
SECTION 8.4.   Limitation on Liability of Servicer and Others................71
SECTION 8.5.   Servicer and Standby Servicer Not to Resign...................72

                                   ARTICLE IX

                                    Default

SECTION 9.1.   Events of Default.............................................72
SECTION 9.2.   Appointment of Successor......................................75
SECTION 9.3.   Reserved......................................................76
SECTION 9.4.   Notification to Certificateholders............................76
SECTION 9.5.   Direction of Insolvency Proceedings by Certificate Insurer....76
SECTION 9.6.   Action Upon Certain Failures of the Servicer..................77

                                    ARTICLE X

                                   The Trustee

SECTION 10.1.  Duties of Trustee.............................................77
SECTION 10.2.  Trustee's Certificate.........................................79
SECTION 10.3.  Reserved......................................................80
SECTION 10.4.  Certain Matters Affecting Trustee.............................80
SECTION 10.5.  Trustee Not Liable for Certificates or Receivables............81
SECTION 10.6.  Trustee May Own Certificates..................................82
SECTION 10.7.  Indemnity of Trustee..........................................82
SECTION 10.8.  Eligibility Requirements for Trustee..........................82
SECTION 10.9.  Resignation or Removal of Trustee.............................83
SECTION 10.10. Successor Trustee.............................................84

                                Table of Contents
                                    continued

                                                                            Page


SECTION 10.11. Merger or Consolidation of Trustee............................84
SECTION 10.12. Co-Trustee; Separate Trustee..................................84
SECTION 10.13. Representations and Warranties of Trustee.....................86
SECTION 10.14. No Bankruptcy Petition........................................86
SECTION 10.15. Trustee May Enforce Claims Without Possession of
               Certificates..................................................86
SECTION 10.16. Rights of Certificate Insurer to Direct Trustee...............87

                                   ARTICLE XI

                                   Termination

SECTION 11.1.  Termination of the Trust......................................87
SECTION 11.2.  Optional Purchase of All Receivables..........................88

                                   ARTICLE XII

                            Miscellaneous Provisions

SECTION 12.1.  Amendment.....................................................88
SECTION 12.2.  Protection of Title to Trust..................................90
SECTION 12.3.  Limitation on Rights of Certificateholders....................92
SECTION 12.4.  Governing Law.................................................93
SECTION 12.5.  Notices.......................................................93
SECTION 12.6.  Severability of Provisions....................................94
SECTION 12.7.  Assignment....................................................94
SECTION 12.8.  Certificates Nonassessable and Fully Paid.....................94
SECTION 12.9.  Nonpetition Covenant..........................................94
SECTION 12.10. Third Party Beneficiaries.....................................95
SECTION 12.11. The Certificate Insurer as Controlling Party..................95
SECTION 12.12. Agent for Service.............................................95
SECTION 12.13. Rule 144A Information.........................................95


EXHIBITS

Exhibit A         Form of Class A Certificates
Exhibit B         Form of Class B Certificate
Exhibit C-1       Form of Trustee's Certificate
Exhibit C-2       Form of Trustee's Certificate

                                Table of Contents
                                    continued

                                                                           Page

Exhibit D         Form of Monthly Certificateholder Statement
Exhibit E-1       Form of Trust Receipt
Exhibit E-2       Form of Servicing Officer's Certificate
Exhibit F         Form of Transferee Certificate


SCHEDULES

Schedule A        Schedule of Receivables
Schedule B        Location of Receivables

         POOLING AND SERVICING AGREEMENT dated as of May 1, 1998 (the "Agreement") among CPS Receivables Corp., a California corporation, as seller (the "Seller"), Consumer Portfolio Services, Inc., a California corporation ("CPS"), as servicer (the "Servicer"), and Norwest Bank Minnesota, National Association, a national banking association, as trustee and standby servicer (the "Trustee" and "Standby Servicer", respectively).

         WHEREAS the Seller has purchased a portfolio of receivables arising in connection with motor vehicle retail installment sale contracts acquired by Consumer Portfolio Services, Inc., Samco Acceptance Corp. and Linc Acceptance Company LLC through motor vehicle dealers, independent finance companies and deposit institutions;

         WHEREAS the Servicer is willing to service all such receivables;

         In consideration of the premises and of the mutual agreements herein contained, and other good and valuable consideration, the receipt of which is acknowledged, the parties hereto, intending to be legally bound, agree as follows:


                                    ARTICLE I

                                   Definitions

         SECTION  1.1.  Definitions.   Whenever  used  in  this  Agreement,  the
following words and phrases, unless the context otherwise requires, whenever capitalized shall have the following meanings:

         "Adjusted Compensating Interest" has the meaning assigned to such term in Section 3.8(b).

         "Affiliate" of any Person means any Person who directly or indirectly controls, is controlled by, or is under direct or indirect common control with such Person. For purposes of this definition of "Affiliate", the term "control" (including the terms "controlling", "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause a direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

         "Aggregate Pass-Through Rate" means the sum of the Class A Pass-Through Rate and the Class B Pass-Through Rate.

         "Aggregate Prepayment Reduction Amount" means for any Distribution Date, the sum of the Prepayment Reduction Amounts for all Simple Interest Receivables which were paid in full during the related Collection Period.

         "Agreement" means this Pooling and Servicing Agreement, as the same may be amended and supplemented from time to time.

         "Amount Financed" with respect to a Receivable means the aggregate amount originally advanced under the Receivable toward the purchase price of the Financed Vehicle and any related costs, including amounts advanced in respect of accessories, insurance premiums, service and warranty contracts, other items customarily financed as part of retail automobile installment sale contracts or promissory notes, and related costs.

         "Annual Percentage Rate" or "APR" of a Receivable means the annual rate of finance charges stated in the Receivable.

         "Applied Principal" with respect to any Distribution Date shall be equal to the excess, if any, of (i) any increase in the Class B Principal Carryover Shortfall on such Distribution Date over (ii) the Principal Balance of all Receivables that became Liquidated Receivables during the related Collection Period.

         "Applied Principal Carryover Amount" as of the close of business on any Distribution Date shall be an amount equal to the Applied Principal Carryover Amount as of the close of business on the preceding Distribution Date (or, with respect to the initial Distribution Date, for the Initial Closing Date), (i) increased by the Applied Principal, if any, with respect to such current Distribution Date and (ii) reduced by the Applied Principal Reduction Amount, if any, with respect to such current Distribution Date; provided that the Applied Principal Carryover Amount for the Initial Closing Date shall be $0.

         "Applied Principal Reduction Amount" with respect to any Distribution Date shall be equal to the amount of any decrease in a Class B Principal Carryover Shortfall on such Distribution Date; provided that the Applied
Principal Reduction Amount for any Distribution Date shall not exceed the Applied Principal Carryover Amount as of such Distribution Date.

         "Authenticating Agent" has the meaning assigned to such term in Section 6.2B.

         "Bank of America" means Bank of America National Trust and Savings Association and its successors.

         "Basic Documents" means this Pooling and Servicing Agreement, the CPS Purchase Agreement, the Samco Purchase Agreement, the Linc Purchase Agreement, the Insurance Agreement, the Spread Account Agreement and Series 1998-2 Supplement thereto, the Lock-Box Agreement and the Servicing Assumption Agreement.

         "Book-Entry Certificates" means beneficial interests in the Class A Certificates, ownership and transfers of which shall be evidenced or made through book entries by a Clearing Agency; provided that after the occurrence of a condition whereupon book-entry registration and transfer are no longer permitted and Definitive Certificates are issued to the Certificate Owners, such Definitive Certificates shall replace Book-Entry Certificates.

         "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in the City of New York, the State in which the Corporate Trust Office is located, the State in which the executive offices of the Servicer are located or the State in which the principal place of business of the Certificate Insurer is located shall be authorized or obligated by law, executive order, or governmental decree to be closed.

         "Casualty" means, with respect to a Financed Vehicle, the total loss or destruction of such Financed Vehicle.

         "Certificate" means any one of the certificates executed by the Trustee on behalf of the Trust and authenticated by the Trustee in substantially the form set forth in Exhibit A or Exhibit B hereto.

         "Certificate Account" means the account designated as such, established and maintained pursuant to Section 4.1.

          "Certificate Balance" as of any day, means the sum of the Class A Certificate Balance on such day and the Class B Certificate Balance on such day.

         "Certificate Insurer" means Financial Security Assurance Inc., a stock insurance company organized and created under the laws of the State of New York, or its successors in interest.

         "Certificate Insurer Optional Deposit" means, with respect to any Determination Date and the related Distribution Date, any amount delivered by the Certificate Insurer to the Trustee in accordance with Section 4.11.

         "Certificate Owner" means, with respect to a Book-Entry Certificate, the Person who is the beneficial owner thereof as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant), in accordance with the rules of such Clearing Agency.

         "Certificate Register" and "Certificate Registrar" mean, respectively, the register maintained and the Certificate Registrar appointed pursuant to
Section 6.3.

         "Certificateholder" or "Holder" means the Person in whose name a Certificate shall be registered in the Certificate Register, except that so long as any Certificates are outstanding, solely for the purposes of giving any consent, waiver, request or demand pursuant to this Agreement, the interest evidenced by any Certificate registered in the name of the Seller, CPS or the Servicer, or any Affiliate of any of them, shall not be taken into account in determining whether the requisite percentage necessary to effect any such consent, waiver, request or demand shall have been obtained.

         "Certificates"   means  the  Class  A  Certificates  and  the  Class  B
Certificates.

         "Class A Certificate" means any one of the 6.09% Class A Certificates, executed by the Trustee on behalf of the Trust and authenticated by the Trustee in substantially the form set forth in Exhibit A hereto.

         "Class A Certificate Balance" shall equal, initially, the Class A Percentage of the Original Pool Balance and, thereafter, shall equal the initial Class A Certificate Balance, reduced by all amounts previously distributed to Class A Certificateholders and allocable to principal.

         "Class A Certificateholder" means the Person in whose name a Class A Certificate shall be registered in the Certificate Register.

         "Class A Distributable Amount" means, for any Distribution Date, an amount equal to the sum of the Class A Principal Distributable Amount for such Distribution Date and the Class A Interest Distributable Amount for such Distribution Date.

         "Class A Guaranteed Distribution Amount" means, with respect to each Distribution Date, the sum of the Class A Interest Distributable Amount for such Distribution Date and the Class A Principal Distributable Amount for such
Distribution Date, in each case in accordance with the original terms of the Class A Certificates when issued and without regard to any amendment or modification of the Certificates or the Agreement which has not been consented to by the Certificate Insurer; provided, however, the Class A Guaranteed Distribution Amount shall not include, nor shall coverage be provided under the Policy in respect of, any taxes, withholding or other charge imposed with respect to any Class A Certificateholder by any governmental authority.

         "Class A Interest Carryover Shortfall" means, as of the close of business on any Distribution Date on which an Insurer Default is continuing, the excess of the Class A Interest Distributable Amount for such Distribution Date and any outstanding Class A Interest Carryover Shortfall from the preceding Distribution Date, over the amount of interest that the Holders of the Class A Certificates actually received on such current Distribution Date.

         "Class A Interest Distributable Amount" means, for any Distribution Date, an amount equal to thirty (30) days of interest at the Class A Pass-Through Rate on the Class A Certificate Balance as of the close of business on the last day of the related Collection Period (calculated on the basis of a 360-day year consisting of twelve 30-day months).

         "Class A Pass-Through Rate" means 6.09% per annum.

         "Class A Percentage" shall be ninety-five percent (95%).



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



         "Class A Pool Factor" means, as of a Distribution Date, a seven-digit decimal figure equal to the Class A Certificate Balance as of the close of business on such Distribution Date divided by the initial Class A Certificate Balance. The Class A Pool Factor will be 1.0000000 as of the Closing Date; thereafter, the Class A Pool Factor will decline to reflect reductions in the Class A Certificate Balance.

         "Class A Principal Carryover Shortfall" means, as of the close of any Distribution Date on which an Insurer Default is continuing, the excess of the Class A Principal Distributable Amount and any outstanding Class A Principal Carryover Shortfall from the preceding Distribution Date, over the amount of principal that the Holders of the Class A Certificates actually received on such current Distribution Date.

         "Class A Principal Distributable Amount" means, with respect to any Distribution Date other than the Final Scheduled Distribution Date, the sum of
(a) the Class A Percentage of the Principal Distributable Amount plus (b) the portion of the Certificate Insurer Optional Deposit pursuant to Section 4.11(ii), if any, allocable to principal for such Distribution Date. In addition, on the Final Scheduled Distribution Date, the Class A Principal Distributable Amount will equal the Class A Certificate Balance as of the Final Scheduled Distribution Date.

         "Class B Certificate" means any one of the 10.34% Class B Certificates, executed by the Trustee on behalf of the Trust and authenticated by the Trustee in substantially the form set forth in Exhibit B hereto.

         "Class B Certificate Balance" shall equal, initially, the Class B Percentage of the Original Pool Balance and, thereafter, shall equal the initial Class B Certificate Balance, reduced by all amounts previously distributed to Class B Certificateholders and allocable to principal.

         "Class B Certificateholder" means the Person in whose name a Class B Certificate shall be registered in the Certificate Register.

         "Class B Collateral Agent" means Norwest Bank Minnesota, National Association, in its capacity as such under the Class B Reserve Agreement, and any successor thereto.

         "Class B  Deficiency"  shall  have the  meaning  specified  in  Section
4.7(c).

         "Class B Distributable Amount" means, for any Distribution Date, the sum of the Class B Principal Distributable Amount and the Class B Interest Distributable Amount.

         "Class B Interest Carryover Shortfall" means, as of the close of any Distribution Date, the excess of the Class B Interest Distributable Amount for such Distribution Date and any outstanding Class B Interest Carryover Shortfall from the preceding Distribution Date, over the amount of interest that the Holders of the Class B Certificates actually received pursuant to Section 4.6(c)(vi) on such current Distribution Date.




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



         "Class B Interest Distributable Amount" means, for any Distribution Date, an amount equal to thirty (30) days of interest at the Class B Pass-Through Rate on the Class B Certificate Balance as of the close of business on the last day of the related Collection Period (calculated on the basis of a 360-day year consisting of twelve 30-day months).

         "Class B Pass-Through Rate" means 10.34% per annum.

         "Class B Percentage" shall be five percent (5%).

         "Class B Pool Factor" means, as of a Distribution Date, a seven-digit decimal figure equal to the Class B Certificate Balance as of the close of business on such Distribution Date divided by the initial Class B Certificate Balance. The Class B Pool Factor will be 1.0000000 as of the Closing Date; thereafter, the Class B Pool Factor will decline to reflect reductions in the Class B Certificate Balance.

         "Class B Principal Carryover Shortfall" means, as of the close of any Distribution Date, the excess of the Class B Principal Distributable Amount and any outstanding Class B Principal Carryover Shortfall from the preceding Distribution Date, over the amount of principal that the Holders of the Class B Certificates actually received.

         "Class B Principal Distributable Amount" means, with respect to any Distribution Date, the Class B Percentage of the Principal Distributable Amount. In addition, on the Final Scheduled Distribution Date, the Class B Principal Distributable Amount will equal the Class B Certificate Balance as of the Final Scheduled Distribution Date.

         "Class B Reserve Account" means the account designated as such, established with the Class B Collateral Agent pursuant to the Class B Reserve Account Agreement.

         "Class B Reserve Agreement" means that certain Class B Reserve Agreement dated as of May 18, 1998 among the Seller, the Servicer and the Class B Collateral Agent.

         "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended, or any successor provision thereto. The initial Clearing Agency shall be The Depository Trust Company ("DTC").

         "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

         "Closing Date" means May 18, 1998.

         "Code" shall have the meaning specified in Section 2.6.




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



         "Collateral Agent" means, the Collateral Agent named in the Spread Account Agreement, and any successor thereto pursuant to the terms of the Spread Account Agreement.

         "Collateral Agent Fee" means the fee payable to the Collateral Agent on each Distribution Date in an amount equal to one-twelfth of 0.0075% of the Certificate Balance on the last day of the second preceding Collection Period; provided, however, that on the first Distribution Date the Collateral Agent will be entitled to receive an amount equal to the product of (i) the percentage equivalent of a fraction the numerator of which is the number of days from the Closing Date to but excluding the first Distribution Date and the denominator of which is 360, (ii) 0.0075% and (iii) the Certificate Balance as of May 18, 1998.

         "Collection Account" means the account designated as such, established and maintained pursuant to Section 4.1.

         "Collection Period" means each calendar month during the term of this Agreement or, in the case of the initial Collection Period, the period from and excluding the Cutoff Date to and including the last day of the month in which the Cutoff Date occurred. Any amount stated "as of the close of business on the last day of a Collection Period" shall give effect to the following calculations as determined as of the end of the day on such last day: (1) all applications of collections, (2) all current and previous Payaheads, (3) all applications of Payahead Balances and (4) all distributions.

         "Compensating Interest" means, with respect to all Simple Interest Receivables for which the Scheduled Payment for any Collection Period is received prior to the date on which such Scheduled Payment is due or for which any prepayment is otherwise received, an amount equal to the aggregate of the positive differences, if any, with respect to each such Simple Interest Receivable between (x) the sum of (a) 30 days' interest at an interest rate equal to the weighted average of the Class A Pass-Through Rate and the Class B Pass-Through Rate (weighted by relative Class A Certificate Balance and Class B Certificate Balance) on the Principal Balance of each such Simple Interest Receivable as of the first day of the related Collection Period and (b) the product of (i) one twelfth of the sum of (A) the Servicing Rate and (B) the per annum rate at which the Premium is calculated pursuant to the Premium Side Letter and (ii) the Principal Balance of such Simple Interest Receivable as of the first day of the related Collection Period and (y) the product of (i) the interest actually paid by the related Obligor with respect to such Simple Interest Receivable with respect to such Collection Period and (ii) a fraction, the numerator of which is the sum of (a) such weighted average of the Class A Pass-Through Rate and the Class B Pass-Through Rate referred to in (x)(a) above,
(b) the Servicing Rate and (c) the per annum rate at which the Premium is calculated pursuant to the Premium Side Letter, and the denominator of which is the APR of such Simple Interest Receivable.

         "Confidential Information" means, in relation to any Person, any written information delivered or made available by or on behalf of CPS or the Seller to such Person in connection with or pursuant to this Agreement or the transactions contemplated hereby which is proprietary in nature and clearly marked or identified as being confidential information, other than information (i) which was publicly known, or otherwise known to such Person, at the time of disclosure (except pursuant to disclosure in connection with this Agreement), (ii) which subsequently becomes publicly known through no act or omission by such Person, or (iii) which otherwise becomes known to such Person other than through disclosure by CPS or the Seller.

         "Contract" means a motor vehicle retail installment sale contract.

         "Corporate Trust Office" means the office of the Trustee at which its corporate trust business shall be administered, which office at the date of this Agreement is located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479-0070.

         "CPS" means Consumer Portfolio Services, Inc., a California corporation and its successors.

         "CPS Purchase Agreement" means the Purchase Agreement dated as of May 1, 1998 by and between the Seller and CPS, as such agreement may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, relating to the purchase of the CPS Receivables by the Seller from CPS.

         "CPS Receivables" shall have the meaning specified in the CPS Purchase Agreement.

         "Cram Down Loss" means, with respect to a Receivable, if a court of appropriate jurisdiction in an insolvency proceeding shall have issued an order reducing the amount owed on a Receivable or otherwise modifying or restructuring Scheduled Payments to be made on a Receivable, an amount equal to such reduction in Principal Balance of such Receivable or the reduction in the net present value (using as the discount rate the lower of the contract rate or the rate of interest specified by the court in such order) of the Scheduled Payments as so modified or restructured. A "Cram Down Loss" shall be deemed to have occurred on the date such order is entered.

         "Cutoff Date" means May 1, 1998.

         "Dealer" means, with respect to a Receivable, the seller of the related Financed Vehicle, who originated and assigned such Receivable to CPS, Samco or Linc, who in turn sold such Receivable to the Seller.

         "Deficiency Claim Amount" shall have the meaning specified in Section 4.7(a).

         "Deficiency Claim Date" means, with respect to any Distribution Date, the fourth Business Day preceding such Distribution Date.

         "Deficiency Notice" shall have the meaning specified in Section 4.7(a).

         "Definitive  Certificate"  shall have the meaning  specified in Section
6.8.

         "Delivery"  means,  when  used  with  respect  to  Transaction  Account
Property:

                  (i) the perfection and priority of a security interest in such Transaction Account Property which is governed by the law of a jurisdiction which has adopted the 1978 Revision to Article 8 of the
         UCC:

                           (a) with respect to bankers' acceptances,  commercial
                  paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9-105 (1)(i) of the UCC and are susceptible of physical delivery, transfer thereof to the Trustee or its nominee or custodian by physical delivery to the Trustee or its nominee or custodian endorsed to, or registered in the name of, the Trustee or its nominee or custodian or endorsed in blank, and, with respect to a certificated security (as defined in Section 8-102 of the UCC), transfer thereof (1) by delivery of such certificated security endorsed to, or registered in the name of, the Trustee or its nominee or custodian or endorsed in blank to a financial intermediary (as defined in Section 8-313 of the UCC) and the making by such financial intermediary of entries on its books and records identifying such certificated securities as belonging to the Trustee or its nominee or custodian and the sending by such financial intermediary of a confirmation of the purchase of such certificated security by the Trustee or its nominee or custodian, or (2) by delivery thereof to a "clearing corporation" (as defined in Section 8-102 (3) of the UCC) and the making by such clearing corporation of appropriate entries on its books reducing the appropriate securities account of the transferor and increasing the appropriate securities account of a financial intermediary by the amount of such certificated security, the identification by the clearing corporation of the certificated securities for the sole and exclusive account of the financial intermediary, the maintenance of such certificated securities by such clearing corporation or a "custodian bank" (as defined in Section 8-102(4) of the UCC) or the nominee of either subject to the clearing corporation's exclusive control, the sending of a confirmation by the financial intermediary of the purchase by the Trustee or its nominee or custodian of such securities and the making by such financial intermediary of entries on its books and records identifying such certificated securities as belonging to the Trustee or its nominee or custodian (all of the foregoing, "Physical Property"), and, in any event, any such Physical Property in registered form shall be in the name of the Trustee or its nominee or custodian; and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Transaction Account Property to the Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof;

                           (b) with respect to any  security  issued by the U.S.
                  Treasury, the Federal Home Loan Mortgage Corporation or by the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable Federal regulations and Articles 8 and 9 of the UCC: book-entry registration of such Transaction Account Property to an appropriate book-entry account maintained with a Federal Reserve Bank by a financial intermediary which is also a "depository" pursuant to applicable Federal regulations and issuance by such financial intermediary of a deposit advice or other written confirmation of such book-entry registration to the Trustee or its nominee or custodian of the purchase by the Trustee or its nominee or custodian of such book-entry securities; the making by such financial intermediary of entries in its books and records identifying such book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations as belonging to the Trustee or its nominee or custodian and indicating that such custodian holds such Transaction Account Property solely as agent for the Trustee or its nominee or custodian; and such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Transaction Account Property to the Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof; and

                           (c) with respect to any item of  Transaction  Account
                  Property that is an uncertificated security under Article 8 of the UCC and that is not governed by clause (b) above, registration on the books and records of the issuer thereof in the name of the financial intermediary, the sending of a confirmation by the financial intermediary of the purchase by the Trustee or its nominee or custodian of such uncertificated security, the making by such financial intermediary of entries on its books and records identifying such uncertificated certificates as belonging to the Trustee or its nominee or custodian; or

                  (ii) the perfection and priority of a security interest in such Transaction Account Property which is governed by the law of a jurisdiction which has adopted the 1994 Revision to Article 8 of the
         UCC:

                           (a) with respect to bankers' acceptances,  commercial
                  paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9-105(1)(i) of the UCC (other than certificated securities) and are susceptible of physical delivery, transfer thereof to the Trustee by physical delivery to the Trustee, indorsed to, or registered in the name of, the Trustee or its nominee or indorsed in blank and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Transaction Account Property to the Trustee free and clear of any adverse claims, consistent with changes in applicable law or regulations or the interpretation thereof;

                           (b) with respect to a "certificated security" (as defined in Section 8-102(a)(4) of the UCC), transfer thereof:

                                    (1)   by    physical    delivery   of   such
                           certificated security to the Trustee, provided that if the certificated security is in registered form, it shall be indorsed to, or registered in the name of, the Trustee or indorsed in blank;

                                    (2)   by    physical    delivery   of   such
                           certificated security in registered form to a "securities intermediary" (as defined in Section 8-102(a)(14) of the UCC) acting on behalf of the Trustee if the certificated security has been specially endorsed to the Trustee by an effective endorsement;

                           (c) with respect to any  security  issued by the U.S.
                  Treasury, the Federal Home Loan Mortgage Corporation or by the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to Federal book entry regulations, the following procedures, all in accordance with applicable law, including applicable federal regulations and Articles 8 and 9 of the UCC: book-entry registration of such property to an appropriate book-entry account maintained with a Federal Reserve Bank by a securities intermediary which is also a "depositary" pursuant to applicable federal regulations and issuance by such securities intermediary of a deposit advice or other written confirmation of such book-entry registration to the Trustee of the purchase by the securities intermediary on behalf of the Trustee of such book-entry security; the making by such securities intermediary of entries in its books and records identifying such book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations as belonging to the Trustee and indicating that such securities intermediary holds such book-entry security solely as agent for the Trustee; and such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Transaction Account Property to the Trustee free of any adverse claims, consistent with changes in applicable law or regulations or the interpretation thereof;

                           (d) with respect to any item of  Transaction  Account
                  Property that is an "uncertificated security" (as defined in Section 8-102(a)(18) of the UCC) and that is not governed by clause (c) above, transfer thereof:

                                    (1) (A) by  registration  to the  Trustee as
                           the registered owner thereof, on the books and records of the issuer thereof.

                                            (B)  by   another   Person   (not  a
                           securities intermediary) that either becomes the registered owner of the uncertificated security on behalf of the Trustee, or having become the registered owner acknowledges that it holds for the Trustee.

                                    (2) the issuer  thereof  has agreed  that it
                           will comply with instructions originated by the Trustee without further consent of the registered owner thereof.

                           (e) with  respect  to a  "security  entitlement"  (as
                  defined in Section 8-102(a)(17) of the UCC):

                                    (1)  if  a   securities   intermediary   (A)
                           indicates by book entry that a "financial asset" (as defined in Section 8-102(a)(9) of the UCC) has been credited to the Trustee's "securities account" (as defined in Section 8-501(a) of the UCC), (B) receives a financial asset (as so defined) from the Trustee or acquires a financial asset for the Trustee, and in either case, accepts it for credit to the Trustee's securities account (as so defined), (C) becomes obligated under other law, regulation or rule to credit a financial asset to the Trustee's securities account, or (D) has agreed that it will comply with "entitlement orders" (as defined in Section 8-102(a)(8) of the UCC) originated by the Trustee, without further consent by the "entitlement holder" (as defined in Section 8-102(a)(7) of the UCC), of a confirmation of the purchase and the making by such securities intermediary of entries on its books and records identifying as belonging to the Trustee of
                           (I) a specific certificated security in the securities intermediary's possession, (II) a quantity of securities that constitute or are part of a fungible bulk of certificated securities in the securities intermediary's possession, or (III) a quantity of securities that constitute or are part of a fungible bulk of securities shown on the account of the securities intermediary on the books of another securities intermediary; and

                           (f) in each case of delivery contemplated pursuant to
                  clause (a) through (e) of subsection (ii) hereof, the Trustee shall make appropriate notations on its records, and shall cause the same to be made on the records of its nominees, indicating that such Transaction Account Property which constitutes a security is held in trust pursuant to and as provided in this Agreement.

         "Depository" means the initial Depository, The Depository Trust Company, the nominee of which is Cede & Co., as the registered Holder of the denomination specified herein, and any permitted successor depository. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(5) of the Uniform Commercial Code of the State of New York.

         "Depository Agreement" means the DTC Letter of Representations dated the Closing Date by and between the Depositor, the Trustee and the Depository Trust Company.

         "Depository Participant" means a broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

         "Determination Date" means the earlier of (i) the seventh Business Day of each calendar month and (ii) the fifth Business Day preceding the related Distribution Date.

         "Distribution Date" means, for each Collection Period, the 15th day of the following month, or if the 15th day is not a Business Day, the next following Business Day, commencing June 15, 1998.

         "Eligible Account" means (i) a segregated trust account that is maintained with a Depository institution acceptable to the Certificate Insurer (so long as an Insurer Default shall not have occurred and be continuing), or
(ii) a segregated direct deposit account maintained with a depository institution or trust company organized under the laws of the United States of America, or any of the States thereof, or the District of Columbia, having a certificate of deposit, short-term deposit or commercial paper rating of at least "A-1" by Standard & Poor's Ratings Group and "P-1" by Moody's Investors Service, Inc. and (so long as an Insurer Default shall not have occurred and be continuing) acceptable to the Certificate Insurer.

         "Eligible   Investments"   mean   book-entry   securities,   negotiable
instruments or securities represented by instruments in bearer or registered form which evidence:

                  (a) direct obligations of, and obligations fully guaranteed as to the full and timely payment by, the United States of America;

                  (b) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any State thereof (or any domestic branch of a foreign bank) and subject to supervision and examination by Federal or State banking or depository institution authorities; provided, however, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall be rated "A-1+" by Standard & Poor's and "P-1" by Moody's;

                  (c) commercial paper that, at the time of the investment or contractual commitment to invest therein, is rated "A-1+" by Standard & Poor's and "P-1" by Moody's;

                  (d) bankers' acceptances issued by any depository institution or trust company referred to in clause (b) above;

                  (e) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed as to the full and timely payment by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with (i) a depository institution or trust company (acting as principal) described in clause (b) or (ii) a depository institution or trust company whose commercial paper or other short term unsecured debt obligations are rated "A-1+" by Standard & Poor's and "P-1" by Moody's and long term unsecured debt obligations are rated "AAA" by Standard & Poor's and "Aaa" by Moody's;

                  (f) with the prior written consent of the Certificate Insurer, money market mutual funds registered under the Investment Company Act of 1940, as amended, having a rating, at the time of such investment, from each of the Rating Agencies in the highest investment category granted thereby;

                  (g) Norwest US Government Fund, so long as Norwest Bank Minnesota, National Association is Trustee and so long as Norwest US Government Fund is a money market fund registered under the Investment Company Act of 1940, as amended, having a rating, at the time of such investment from each of the Rating Agencies in the highest investment category granted thereby; and

                  (h) any other investment as may be acceptable to the Certificate Insurer, as evidenced by a writing to that effect, as may from time to time be confirmed in writing to the Trustee by the Certificate Insurer.

         Any Eligible Investments may be purchased by or through the Trustee or any of its Affiliates.

         "Employee  Plan"  has the  meaning  assigned  to such  term in  Section
6.3(b).

         "ERISA" shall have the meaning specified in Section 2.6.

         "Event of Default" means an event specified in Section 9.1.

         "Final  Scheduled   Distribution  Date"  shall  be  the  November  2003
Distribution Date.

         "Financed Vehicle" means a new or used automobile,  light truck, van or
minivan,   together  with  all   accessions   thereto,   securing  an  Obligor's
indebtedness under a Receivable.

         "Insolvency Proceeding" shall have the meaning specified in Section 9.5(b).

         "Insurance Agreement" means the Insurance and Indemnity Agreement among CPS, the Seller and the Certificate Insurer, dated as of May 1, 1998, as such agreement may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

         "Insurance Agreement Event of Default" means an Event of Default as defined in the Insurance Agreement.

         "Insurer Default" shall mean any one of the following events shall have occurred and be continuing:

                  (i) the Certificate Insurer fails to make a payment required under the Policy in accordance with its terms;

                  (ii) the Certificate Insurer (A) files any petition or commences any case or proceeding under any provision or chapter of the United States Bankruptcy Code, the New York Department of Insurance Code or similar Federal or State law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, (B) makes a general assignment for the benefit of its creditors or (C) has an order for relief entered against it under the United States Bankruptcy Code or any other similar Federal or State law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization which is final and nonappealable; or

                  (iii) a court of competent jurisdiction or other competent court or regulatory authority enters a final and nonappealable order, judgment or decree (A) appointing a custodian, trustee, agent or receiver for the Certificate Insurer or for all or any material portion of its property or (B) authorizing the taking of possession by a custodian, trustee, agent or receiver of the Certificate Insurer (or the taking of possession of all or any material portion of the property of the Certificate Insurer).


         "Lien" means a security interest, lien, charge, pledge, equity or encumbrance of any kind, other than tax liens, mechanics' liens, and any liens that may attach to a Financed Vehicle by operation of law.

         "Linc" means Linc Acceptance Company LLC and its successors.

         "Linc Purchase Agreement" means the Purchase Agreement, dated as of March 1, 1998 by and between Linc and the Seller, as such agreement may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, relating to the purchase of the Linc Receivables by the Seller from Linc.

         "Linc Receivables" shall have the meaning specified in the Linc Purchase Agreement.

         "Liquidated Receivable" means any Receivable (i) which has been liquidated by the Servicer through the sale of the Financed Vehicle or (ii) for which the related Financed Vehicle has been repossessed and 90 days have elapsed since the date of such repossession or (iii) as to which an Obligor has failed to make more than 90% of a Scheduled Payment of more than ten dollars for 120 or more days as of the end of a Collection Period or (iv) with respect to which proceeds have been received which, in the Servicer's judgment, constitute the final amounts recoverable in respect of such Receivable.

         "Liquidation Proceeds" means all amounts realized with respect to a Liquidated Receivable (other than amounts withdrawn from the Spread Account and drawings under the Policy) net of (i) reasonable expenses incurred by the
Servicer in connection with the collection of such Receivable and the repossession and disposition of the Financed Vehicle and (ii) amounts that are required to be refunded to the Obligor on such Receivable; provided, however, that the Liquidation Proceeds with respect to any Receivable shall in no event be less than zero.

         "Lock-Box Account" means the segregated account designated as such, established and maintained pursuant to Section 4.1.

         "Lock-Box Agreement" means the Lock-Box Agreement, dated the Closing Date, among the Servicer, the Lock-Box Processor, CPS Receivables Corp. and the Trustee, as amended, modified or supplemented from time to time, unless such Agreement shall be terminated in accordance with its terms or the terms hereof, in which event "Lock-Box Agreement" shall mean such other agreement, in form and substance acceptable to the Certificate Insurer, among the Servicer, the Lock-Box Processor and the Trustee.

         "Lock-Box Bank" means, as of any date, a depository institution named by the Servicer and acceptable to the Certificate Insurer at which the Lock-Box Account is established and maintained as of such date.

         "Lock-Box  Processor" means initially Bank of America,  and thereafter,
its  successors  or  any  replacement   Lock-Box  Processor  acceptable  to  the
Certificate Insurer under the Lock-Box Agreement.

         "Moody's" means Moody's Investors Service, Inc., and any successors thereof.

         "Obligor" on a Receivable means the purchaser or co-purchasers of the related Financed Vehicle or any other Person who owes or may be liable for payments under such Receivable.

         "Officer's Certificate" means a certificate signed by the chairman of the board, the president, any vice chairman of the board, any vice president, the treasurer, the controller or any assistant treasurer, any assistant controller, secretary or assistant secretary of CPS, the Seller, or the Servicer, as appropriate.

         "Opinion of Counsel" means a written opinion of counsel who may but need not be counsel to the Seller or Servicer, which counsel shall be reasonably acceptable to the Trustee and (if such opinion or a copy thereof is required by the provisions of this Agreement to be delivered to the Certificate Insurer) the Certificate Insurer and which opinion shall be acceptable to the Trustee and (if such opinion or a copy thereof is required by the provisions of this Agreement to be delivered to the Certificate Insurer) the Certificate Insurer in form and substance.

         "Optional Purchase Percentage" means 10%.

         "Original Class A Principal Balance" means the product of the Class A Percentage and the Original Pool Balance.

         "Original Class B Principal Balance" means the product of the Class B Percentage and the Original Pool Balance.

         "Original Pool Balance" means $211,042,291.

         "Payahead" on a Rule of 78's Receivable means the amount, as of the close of business on the last day of a Collection Period, determined in accordance with Section 4.3 with respect to such Rule of 78's Receivable.

         "Payahead Account" means the account designated as such, established and maintained pursuant to Section 4.1. The Payahead Account shall be held by the Trustee but shall be primarily for the benefit of the Obligors of Rule of 78's Receivables and shall not be part of the Trust.

         "Payahead Balance" on a Rule of 78's Receivable means the sum, as of the close of business on the last day of a Collection Period, of all Payaheads made by or on behalf of the Obligor with respect to such Rule of 78's Receivable, as reduced by applications of previous Payaheads with respect to such Rule of 78's Receivable, pursuant to Sections 4.3 and 4.4.

         "Paying Agent" has the meaning assigned to such term in Section 6.2A.

         "Person" means any individual, corporation, limited liability company, estate, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization, or government or any agency or political subdivision thereof.

         "Policy" means the Financial Guaranty Insurance Policy No. 50683-N issued by the Certificate Insurer for the benefit of the Holders of Class A Certificates issued hereunder, including any endorsements thereto.

         "Policy Claim Amount" with respect to a Distribution Date, means the sum of: (I) the lesser of (i) the amount required to be distributed pursuant to
Section 4.6(c)(v), and (ii) the
excess of the sum of the amounts required to be distributed pursuant to Section 4.6(c)(i) through (v) over the sum of the Total Distribution Amount and the amount distributed (or available to be distributed pursuant to the Spread Account Agreement) in respect of the Deficiency Claim Amount and any amounts available to be distributed pursuant to Section 4.11(iii), plus (II) the lesser of (i) the amount required to be distributed pursuant to Section 4.6(c)(vii), and (ii) the excess of the sum of the amounts required to be distributed pursuant to Section 4.6(c)(i) through (vii) over the sum of the Total Distribution Amount and the amount distributed (or available to be distributed pursuant to the Spread Account Agreement) in respect of the Deficiency Claim Amount and any amounts available to be distributed pursuant to Section 4.11(iii). For purposes of this definition, amounts required to be distributed on a given Distribution Date shall be calculated without regard to the availability of funds on such Distribution Date to satisfy such amounts.

         "Policy Payments Account" means the segregated trust account created by the Servicer under Section 4.1.

         "Pool Balance" as of the close of business on the last day of a Collection Period means the aggregate Principal Balance of the Receivables (excluding Liquidated Receivables and Purchased Receivables).

         "Post-Office Box" means the separate post-office box in the name of the Trustee for the benefit of the Certificateholders and the Certificate Insurer, established and maintained pursuant to Section 4.1.

         "Preference Claim" shall have the meaning specified in Section 9.5(b).

         "Premium" has the meaning specified in the Premium Side Letter.

         "Premium Side Letter" means the letter agreement among CPS, the Trustee and the Certificate Insurer dated as of May 18, 1998 referring to payment of the Premium.

         "Prepayment Reduction Amount" means with respect to any Simple Interest Receivable which has been paid in full during any Collection Period, an amount equal to one twelfth of the excess of (a) the product of (i) the Aggregate Pass-Through Rate and (ii) the Principal Balance of such Simple Interest Receivable as of the first day of such Collection Period over (b) the product of
(i) a fraction (A) the numerator of which is the number of days from and including the first day of such Collection Period to but excluding the date on which such Simple Interest Receivable is paid in full and (B) the denominator of which is 30 and (ii) the Aggregate Pass-Through Rate and (iii) the Principal Balance of such Simple Interest Receivable as of the first day of such Collection Period.

         "Principal Balance" of a Receivable, as of the close of business on the last day of a Collection Period means the Amount Financed minus the sum of the following amounts without duplication: (i) in the case of a Rule of 78's Receivable, that portion of all Scheduled Payments actually received on or prior to such day allocable to principal using the actuarial or constant yield method; (ii) in the case of a Simple Interest Receivable, that portion of all Scheduled Payments actually received on or prior to such day allocable to principal using the Simple Interest Method; (iii) any payment of the Purchase Amount with respect to the Receivable allocable to principal; (iv) any Cram Down Loss in respect of such Receivable; and (v) any prepayment in full or any partial prepayment applied to reduce the Principal Balance of the Receivable.

         "Principal Distributable Amount" means, with respect to any Distribution Date, the sum of the following amounts: (i) the sum of (x) the principal portion as calculated in accordance with Section 4.3 of all Scheduled Payments received during the preceding Collection Period on Rule of 78's Receivables (excluding Recoveries and any other amounts deposited into the Payahead Account but including amounts transferred from the Payahead Account to the Certificate Account to be applied to the principal portion of Scheduled Payments) and (y) all payments of principal received on Simple Interest Receivables during the preceding Collection Period; (ii) the principal portion of all prepayments in full received during the preceding Collection Period (including prepayments in full resulting from collections with respect to a Receivable received during the preceding Collection Period plus the transfer of the Payahead Balance with respect to such Receivable to the Certificate Account pursuant to Section 4.6(a)(ii)) (without duplication of amounts included in clause (i) above and clause (iv) below); (iii) the portion of the Purchase Amount allocable to principal of each Receivable that became a Purchased Receivable as of the last day of the preceding Collection Period and, at the option of the Certificate Insurer, the Principal Balance of each Receivable that was required to be but was not so purchased or repurchased (without duplication of amounts referred to in clauses (i) and (ii) above); (iv) the Principal Balance of each Receivable that first became a Liquidated Receivable during the preceding Collection Period (without duplication of the amounts included in clauses (i) and (ii) above); and (v) the aggregate amount of Cram Down Losses with respect to the Receivables that have occurred during the preceding Collection Period.

         "Purchase Agreements" means the CPS Purchase Agreement, the Samco Purchase Agreement and the Linc Purchase Agreement.

         "Purchase Amount" means, with respect to a Receivable, the amount, as of the close of business on the last day of a Collection Period, required to prepay in full such Receivable under the terms thereof including interest thereon to the end of the month of purchase.

         "Purchased Receivable" means a Receivable purchased as of the close of business on the last day of a Collection Period by the Servicer pursuant to
Section 3.7 or by CPS pursuant to Section 2.6 or Section 2.8.

         "Rating Agency" means each of Standard & Poor's and Moody's and any successors thereof. If such organization or successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization or other comparable Person designated by the Certificate Insurer (so long as no Insurer Default shall have occurred and be continuing), notice of which designation shall be given to the Trustee and the Servicer.

         "Receivable" means each retail installment sale contract for a Financed Vehicle which shall appear on Schedule A to this Agreement (which Schedule A may be in the form of microfiche) and all rights and obligations thereunder except for Receivables that shall have become Purchased Receivables.

         "Receivable Files" means the documents specified in Section 2.7.

         "Record Date" means the tenth day of the calendar month in which a Distribution Date occurs.

         "Recoveries" means, with respect to a Liquidated Receivable, the monies collected from whatever source, during any Collection Period following the Collection Period in which such Receivable became a Liquidated Receivable, net of the reasonable costs of liquidation plus any amounts required by law to be remitted to the Obligor.

         "Reimbursement Obligations" means, with respect to each Distribution Date, any amounts due to the Certificate Insurer under the terms hereof or under the Insurance Agreement and with respect to which the Certificate Insurer has not been previously paid.

         "Requisite Amount" has the meaning specified in the Series 1998-2 Supplement.

         "Residual Certificate" shall have the meaning set forth in Section 6.1 hereof.

         "Rule of 78's Receivable" means any Receivable under which the portion of a payment allocable to earned interest (which may be referred to in the related retail installment sale contract as an add-on finance charge) and the portion allocable to the Amount Financed is determined according to the method commonly referred to as the "Rule of 78's" method or the "sum of the months' digits" method or any equivalent method.

         "Samco" means Samco Acceptance Corp. and its successors.

         "Samco Purchase Agreement" means the Purchase Agreement, dated as of May 1, 1998, by and between Samco and the Seller, as such agreement may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, relating to the purchase of the Samco Receivables by the Seller from Samco.

         "Samco Receivables" shall have the meaning specified in the Samco Purchase Agreement.

         "Scheduled   Payment"  means,   for  any  Collection   Period  for  any
Receivable, the amount indicated in such Receivable as required to be paid by the Obligor in such Collection Period

(without giving effect to deferments of payments pursuant to Section 3.2 or any rescheduling of payments in any insolvency or similar proceedings).

         "Seller" means CPS Receivables Corp., as the seller of the Receivables under this Agreement, and each of its successors pursuant to Section 7.3.

         "Securities Act" shall have the meaning specified in Section 6.3(b).

         "Series 1998-2 Supplement" means the Series 1998-2 Supplement to the Master Spread Account Agreement dated as of May 1, 1998 among the Certificate Insurer, CPS Receivables Corp. and the Collateral Agent, as the same may be modified, supplemented or otherwise amended in accordance with the terms thereof.

         "Servicer" means CPS as the servicer of the Receivables which were purchased by the Seller, and each successor to CPS (in the same capacity) pursuant to Section 8.3(a) or 9.2.

         "Servicer's Certificate" means a certificate completed and executed by a Servicing Officer pursuant to Section 3.9, substantially in the form of Exhibit E-2.

         "Servicing Assumption Agreement" means the Servicing Assumption Agreement, dated as of May 1, 1998, among CPS, the Standby Servicer and the Trustee, as the same may be amended or supplemented in accordance with the terms thereof.

         "Servicing Fee" means the fee payable to the Servicer for services rendered during the respective Collection Period, determined pursuant to Section 3.8.

         "Servicing Officer" means any person whose name appears on a list of Servicing Officers delivered to the Trustee and the Certificate Insurer, as the same may be amended from time to time.

         "Simple Interest Method" means the method of allocating a fixed level payment between principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of the APR multiplied by the unpaid balance multiplied by the period of time (expressed as a fraction of a year, based on the actual number of days in the calendar month and the actual number of days in the calendar year) elapsed since the preceding payment of interest was made and the remainder of such payment is allocable to principal.

         "Simple Interest Receivable" means any Receivable under which the portion of a payment allocable to interest and the portion allocable to principal is determined in accordance with the Simple Interest Method.

         "Spread Account" means, with respect to the Trust and similar trusts to be established by the Seller, the Spread Account established and maintained pursuant to the Spread Account

Agreement. The Spread Account shall be held by the Collateral Agent and shall in no event be deemed part of the Trust.

         "Spread Account Agreement" means the Master Spread Account Agreement among the Seller, the Certificate Insurer, the Collateral Agent and the Trustee, as amended and restated as of March 1, 1998, as the same may be amended, supplemented or otherwise modified in accordance with the terms thereof.

         "Standard & Poor's" means Standard & Poor's, a division of the McGraw Hill Companies, and any successors thereof.

         "Standby Fee" means the fee payable to the Standby Servicer so long as CPS is the Servicer, on each Distribution Date in an amount equal to one-twelfth of 0.025% of the Certificate Balance on the last day of the second preceding Collection Period; provided, however, that on the first Distribution Date the Trustee will be entitled to receive an amount equal to the product of (i) the percentage equivalent of a fraction the numerator of which is the number days from the Closing Date to but excluding the first Distribution Date and the denominator of which is 360, (ii) 0.025% and (iii) the Certificate Balance as of the Closing Date.

         "Standby Servicer" means Norwest Bank Minnesota, National Association, in its capacity as Standby Servicer pursuant to the terms of the Servicing Assumption Agreement or such other Person as may have been appointed Standby Servicer pursuant to Section 9.2(c).

         "State" means any State of the United States of America, or the District of Columbia.

         "Total Distribution Amount" shall mean, for each Distribution Date, the sum of the following amounts with respect to the preceding Collection Period:
(i) all collections on Receivables (including amounts transferred from the Payahead Account to the Certificate Account pursuant to Section 4.6(a)(ii) but excluding amounts deposited into the Payahead Account); (ii) Liquidation Proceeds received during the Collection Period with respect to Receivables that became Liquidated Receivables during the Collection Period in accordance with the Servicer's customary servicing procedures; (iii) proceeds from Recoveries with respect to Liquidated Receivables; (iv) the Purchase Amount of each Receivable that became a Purchased Receivable as of the last day of the Collection Period; and (v) the amount of any Certificate Insurer Optional Deposit into the Collection Account pursuant to Section 4.11(iii) with respect to such Distribution Date, and any earnings on investments of funds in the Collection Account and the Payahead Account pursuant to Section 4.1(a).

         "Transaction Account Property" means the Transaction Accounts, all amounts and investments held from time to time in any Transaction Account (whether in the form of deposit accounts, Physical Property, book-entry securities, uncertificated securities or otherwise), and all proceeds of the foregoing.

         "Transaction  Accounts"  means the  property set forth in item (vii) of
Section 2.2.

         "Trigger Event" has the meaning specified in the Series 1998-2 Supplement.

         "Trust" means the trust created by this Agreement, the estate of which shall consist of the Trust Assets.

         "Trust  Assets"  means  that  property  set forth in items (i)  through
(viii) in Section 2.2 and the Policy for the benefit of the Class A Certificateholders.

         "Trustee" means the Person acting as Trustee under this Agreement, its successor in interest, and any successor trustee pursuant to Section 10.11.

         "Trustee Fee" means the fee payable to the Trustee on each Distribution Date in an amount equal to one-twelfth of 0.0075% of the Certificate Balance on the last day of the second preceding Collection Period; provided, however, that on the first Distribution Date the Trustee will be entitled to receive an amount equal to the product of (i) the percentage equivalent of a fraction the numerator of which is the number days from the Closing Date to but excluding the first Distribution Date and the denominator of which is 360, (ii) 0.0075% and
(iii) the Certificate Balance as of the May 18, 1998.

         "Trustee Officer" means any vice president, any assistant vice president, any assistant secretary, any assistant treasurer, any trust officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "Trustee's Certificate" means a certificate completed and executed for the Trustee by a Trustee Officer pursuant to Section 10.2, substantially in the form of, in the case of an assignment to CPS, Exhibit C-1 and in the case of an assignment to the Servicer, Exhibit C-2.

         "UCC" means the Uniform Commercial Code as in effect in the respective jurisdiction.

         SECTION 1.2. Usage of Terms. With respect to all terms in this Agreement, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to "writing" include printing, typing, lithography, and other means of reproducing words in a visible form; references to agreements and other contractual instruments include all subsequent amendments thereto or changes therein entered into in accordance with their respective terms and not prohibited by this Agreement; references to Persons include their permitted successors and assigns; and the term "including" means "including without limitation."

         SECTION 1.3. Section References. All section references shall be to Sections in this Agreement.

         SECTION 1.4. Limitation on Trust Fund Activities. Notwithstanding any other provision in this Agreement to the contrary, the Trustee shall have no power to vary the investment of the Certificateholders within the meaning of Treasury Department Regulation ss. 301.7701-4(c) or to engage in business unless the Trustee and the Certificate Insurer shall have received an Opinion of Counsel that such activity shall not cause the Trust to be an association taxable as a corporation for federal income tax purposes.

         SECTION 1.5. Calculations. All calculations of the amount of interest accrued on the Certificates and all calculations of the amount of the Servicing Fee, the Collateral Agent Fee, the Standby Fee and the Trustee Fee shall be made on the basis of a 360-day year consisting of twelve 30-day months. All references to the Principal Balance of a Receivable as of the last day of a Collection Period shall refer to the close of business on such day.

         SECTION 1.6. Action by or Consent of Certificateholders. Whenever any provision of this Agreement refers to action to be taken, or consented to, by Certificateholders, such provision shall be deemed to refer to Certificateholders of record as of the Record Date immediately preceding the date on which such action is to be taken, or consent given, by Certificateholders. Solely for the purposes of any action to be taken, or consented to, by Certificateholders, any Certificate registered in the name of the Seller, CPS, the Servicer or any Affiliate thereof shall be deemed not to be outstanding and shall not be taken into account in determining whether the requisite interest necessary to effect any such action or consent has been obtained; provided, however, that, solely for the purpose of determining whether the Trustee is entitled to rely upon any such action or consent, only Certificates which the Trustee knows to be so owned shall be so disregarded.

         SECTION 1.7. Material Adverse Effect. Whenever a determination is to be made under this Agreement as to whether a given event, action, course of conduct or set of facts or circumstances could or would have a material adverse effect on the Trust or the Certificateholders (or any similar or analogous determination), such determination shall be made without taking into account the Policy.


                                   ARTICLE II

                          The Trust and Trust Property

         SECTION 2.1. Creation of Trust. Upon the execution of this Agreement by the parties hereto, there is hereby created the CPS Auto Grantor Trust 1998-2.

         SECTION 2.2. Conveyance of Receivables. In consideration of the Trustee's delivery of Certificates in an aggregate principal amount equal to the Original Pool Balance to or upon the written order of the Seller, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Trustee, in trust for the benefit of the Certificateholders, without recourse, except as provided in Sections 2.5, 2.6 and 2.8 (subject to the obligations herein):

                  (i) all right, title and interest of the Seller in and to the Receivables listed in Schedule A hereto and, with respect to Rule of 78's Receivables, all monies due or to become due thereon after the Cutoff Date (including Scheduled Payments due after the Cutoff Date (including principal prepayments relating to such Scheduled Payments) but received by the Seller or CPS on or before the Cutoff Date) and, with respect to Simple Interest Receivables, all monies received thereunder after the Cutoff Date and all Liquidation Proceeds and Recoveries received with respect to such Receivables after the Cutoff Date;

                  (ii) all right, title and interest of the Seller in and to the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Seller in such Financed Vehicles, including, without limitation, the certificates of title or, with respect to such Financed Vehicles in the State of Michigan, all other evidence of ownership with respect to such Financed Vehicles;

                  (iii) all right, title and interest of the Seller in and to any proceeds from claims on any physical damage, credit life and credit accident and health insurance policies or certificates relating to the Financed Vehicles or the Obligors;

                  (iv) all right, title and interest of the Seller in and to the Purchase Agreements including a direct right to cause CPS to purchase Receivables from the Trust under certain circumstances;

                  (v) all right, title and interest of the Seller in and to refunds for the costs of extended service contracts with respect to Financed Vehicles securing Receivables, refunds of unearned premiums with respect to credit life and credit accident and health insurance policies or certificates covering an Obligor or Financed Vehicle or his or her obligations with respect to a Financed Vehicle and any recourse to Dealers for any of the foregoing;

                  (vi) the Receivable File related to each Receivable;

                  (vii) all amounts and property from time to time held in or credited to the Collection Account, the Lock-Box Account, Policy Payments Account or the Certificate Account; and

                  (viii) the proceeds of any and all of the foregoing.

         In addition, the Seller shall cause the Policy to be issued to and delivered to the Trust for the benefit of the Certificateholders.

         SECTION 2.3. Transfer Intended as Sale; Precautionary Security Interest. The conveyance to the Trust of the property set forth in Section 2.2 above is intended as a sale free and clear of all Liens, and it is intended that the property of the Trust shall not be part of the

Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. In the event, however, that notwithstanding the intent of CPS, the Seller and the Trustee, the transfer under this Agreement is held not to be a sale, this Agreement shall constitute a grant of a security interest in the property described in Section 2.2 above, for the benefit of the Certificateholders and the Certificate Insurer as their interests may appear herein.

         SECTION 2.4. Acceptance by Trustee. The Trustee does hereby accept all consideration conveyed by the Seller pursuant to Section 2.2, and declares that the Trustee shall hold such consideration upon the trusts herein set forth for the benefit of all present and future Certificateholders, subject to the terms and provisions of this Agreement.

         SECTION 2.5. Representations and Warranties of Seller. The Seller makes the following representations and warranties as to the Receivables to the Certificate Insurer and to the Trustee, on which the Certificate Insurer relies in executing and delivering the Policy, and on which the Trustee on behalf of itself and the Certificateholders relies in accepting the items specified in
Section 2.2 in trust and executing and authenticating the Certificates. Such representations and warranties speak as of the Closing Date, but shall survive the sale, transfer, and assignment of the Receivables to the Trustee.

                  (i) Characteristics of Receivables. (A)Each Receivable (1) has been originated in the United States of America by a Dealer for the retail sale of a Financed Vehicle in the ordinary course of such Dealer's business, has been fully and properly executed by the parties thereto and has been purchased by CPS (or, with respect to the Samco Receivables, Samco and, with respect to the Linc Receivables, Linc) in connection with the sale of Financed Vehicles by the Dealers, (2) has created a valid, subsisting, and enforceable first priority perfected security interest in favor of CPS (or, with respect to the Samco Receivables, Samco and, with respect to the Linc Receivables, Linc) in the Financed Vehicle, which security interest has been assigned by CPS (or, with respect to the Samco Receivables, Samco and, with respect to the Linc Receivables, Linc) to the Seller, which in turn has assigned such security interest to the Trustee, (3) contains customary and enforceable provisions such that the rights and remedies of the holder or assignee thereof shall be adequate for realization against the collateral of the benefits of the security, (4) provides for level monthly payments that fully amortize the Amount Financed over the original term (except for the last payment, which may be different from the level payment) and yield interest at the Annual Percentage Rate,
         (5) has an Annual Percentage Rate of not less than 15.90%, (6) that is a Rule of 78's Receivable provides for, in the event that such contract is prepaid, a prepayment that fully pays the Principal Balance and includes a full month's interest, in the month of prepayment, at the Annual Percentage Rate, (7) is a Rule of 78's Receivable or a Simple Interest Receivable, and (8) was originated by a Dealer and was sold by the Dealer without any fraud or misrepresentation on the part of such Dealer.

                           (B) Approximately  91.08% of the aggregate  Principal
                  Balance of the Receivables, constituting 92.97% of the number of contracts, as of the Cutoff

                  Date, represents financing of used automobiles, light trucks, vans or minivans; the remainder of the Receivables represent financing of new automobiles, light trucks, vans or minivans; approximately 45.50% of the aggregate Principal Balance of the Receivables as of the Cutoff Date were originated under the CPS Alpha Program; approximately 10.59% of the aggregate Principal Balance of the Receivables as of the Cutoff Date were originated under the CPS Delta Program; approximately 8.53% of the aggregate Principal Balance of the Receivables as of the Cutoff Date were originated under the CPS First Time Buyer Program; approximately 32.33% of the aggregate Principal Balance of the Receivables as of the Cutoff Date were originated under the CPS Standard Program; approximately 0.71% of the aggregate Principal Balance of the Receivables as of the Cutoff Date were originated under the CPS Super Alpha Program; approximately 2.35% of the aggregate principal balance of the Receivables were originated under the Linc Program; approximately 5.53% of the aggregate Principal Balance of the Receivables as of the Cutoff Date are Samco Receivables; approximately 2.35% of the aggregate Principal Balance of the Receivables as of the Cutoff Date are Linc Receivables; no Receivable shall have a payment that is more than 30 days overdue as of the Cutoff Date; 20.35% of the aggregate Principal Balance of the Receivables as of the Cutoff Date are Rule of 78's Receivables and 79.65% of the aggregate Principal Balance of the Receivables as of the Cutoff Date are Simple Interest Receivables; each Receivable shall have a final scheduled payment due no later than May, 2003; each Receivable has an original term to maturity not more than 60 months and a weighted average remaining term to maturity of 56.35 months; and each Receivable was originated on or before the Cutoff Date.

                  (ii) Schedule of Receivables.  The information with respect to the Receivables set forth in Schedule A to this Agreement is true and correct in all material respects as of the close of business on the Cutoff Date, and no selection procedures adverse to the Certificateholders have been utilized in selecting the Receivables.

                  (iii) Compliance with Law. Each Receivable, the sale of the Financed Vehicle and the sale of any physical damage, credit life and credit accident and health insurance and any extended warranties or service contracts complied at the time the related Receivable was originated or made and at the execution of this Agreement complies in all material respects with all requirements of applicable Federal, State, and local laws, and regulations thereunder including, without limitation, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations B and Z, the Soldiers' and Sailors' Civil Relief Act of 1940, the Texas Consumer Credit Code, the California Automobile Sales Finance Act and State adaptations of the National Consumer Act and of the Uniform Consumer Credit Code, and other consumer credit laws and equal credit opportunity and disclosure laws.

                  (iv) No Government Obligor. None of the Receivables are due from the United States of America or any State or from any agency, department, or instrumentality of the United States of America or any State.

                  (v) Security Interest in Financed Vehicle. Immediately subsequent to the sale, assignment and transfer thereof to the Trust, each Receivable shall be secured by a validly perfected first priority security interest in the Financed Vehicle in favor of the Trust as secured party, and such security interest is prior to all other liens upon and security interests in such Financed Vehicle which now exist or may hereafter arise or be created (except, as to priority, for any tax liens or mechanics' liens which may arise after the Closing Date).

                  (vi) Receivables in Force. No Receivable has been satisfied, subordinated or rescinded, nor has any Financed Vehicle been released from the lien granted by the related Receivable in whole or in part.

                  (vii) No Waiver. No provision of a Receivable has been waived.

                  (viii) No Amendments. No Receivable has been amended, except as such Receivable may have been amended to grant extensions which shall not have numbered more than (a) one extension of one calendar month in any calendar year or (b) three such extensions in the aggregate.

                  (ix) No Defenses. As of the Closing Date, no right of rescission, setoff, counterclaim or defense exists or has been asserted or threatened with respect to any Receivable. The operation of the terms of any Receivable or the exercise of any right thereunder will not render such Receivable unenforceable in whole or in part or subject to any such right of rescission, setoff, counterclaim, or defense.

                  (x) No Liens. As of the Cutoff Date, there are no liens or claims existing or which have been filed for work, labor, storage or materials relating to a Financed Vehicle that shall be liens prior to, or equal or coordinate with, the security interest in the Financed Vehicle granted by the Receivable.

                  (xi) No Default; Repossession. Except for payment delinquencies continuing for a period of not more than thirty days as of the Cutoff Date, no default, breach, violation or event permitting acceleration under the terms of any Receivable has occurred; and no continuing condition that with notice or the lapse of time would constitute a default, breach, violation or event permitting acceleration under the terms of any Receivable has arisen; and the Seller shall not waive and has not waived any of the foregoing; and no Financed Vehicle shall have been repossessed as of the Cutoff Date.

                  (xii) Insurance; Other. (A) Each Obligor has obtained insurance covering the Financed Vehicle as of the execution of the Receivable insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by comprehensive and collision coverage, and each Receivable requires the Obligor to obtain and maintain such insurance naming CPS (or, with respect to the Samco Receivables, Samco and, with respect to the Linc Receivables, Linc) and its successors and assigns as an additional insured, (B) each Receivable that finances the cost of premiums for credit life and credit accident and health insurance is covered by an insurance policy or certificate of insurance naming CPS (or, with respect to the Samco Receivables, Samco and, with respect to the Linc Receivables, Linc) as policyholder (creditor) under each such insurance policy and certificate of insurance and (C) as to each Receivable that finances the cost of an extended service contract, the respective Financed Vehicle which secures the Receivable is covered by an extended service contract.

                  (xiii) Title. It is the intention of the Seller that the transfer and assignment herein contemplated constitute a sale of the Receivables from the Seller to the Trust and that the beneficial interest in and title to such Receivables not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. No Receivable has been sold, transferred, assigned, or pledged by the Seller to any Person other than the Trust. Immediately prior to the transfer and assignment herein contemplated, the Seller had good and marketable title to each Receivable and was the sole owner thereof, free and clear of all liens, claims, encumbrances, security interests, and rights of others, and, immediately upon the transfer thereof, the Trust for the benefit of the Certificateholders and the Certificate Insurer shall have good and marketable title to each such Receivable and will be the sole owner thereof, free and clear of all liens, encumbrances, security interests, and rights of others, and the transfer has been perfected under the UCC.

                  (xiv) Lawful Assignment. No Receivable has been originated in, or is subject to the laws of, any jurisdiction under which the sale, transfer, and assignment of such Receivable under this Agreement or pursuant to transfers of the Certificates shall be unlawful, void, or voidable. The Seller has not entered into any agreement with any account debtor that prohibits, restricts or conditions the assignment of any portion of the Receivables.

                  (xv) All Filings Made. All filings (including, without limitation, UCC filings) necessary in any jurisdiction to give the Trust a first priority perfected ownership interest in the Receivables and the proceeds thereof and the other conveyed property have been made, taken or performed.

                  (xvi) Receivable File; One Original. CPS has delivered to the Trustee a complete Receivable File with respect to each Receivable. There is only one original executed copy of each Receivable.

                  (xvii) Chattel Paper. Each Receivable constitutes "chattel paper" under the UCC.

                  (xviii) Title Documents. (A) If the Receivable was originated in a State in which notation of security interest on the title document of the related Financed Vehicle is required or permitted to perfect such security interest, the title document of the related Financed Vehicle for such Receivable shows, or if a new or replacement title document is being applied for with respect to such Financed Vehicle the title document (or, with respect to Receivables originated in the State of Michigan, a copy thereof) will be received within 180 days and will show, CPS (or, with respect to the Samco Receivables, Samco and, with respect to the Linc Receivables, Linc) named as the original secured party under the related Receivable as the holder of a first priority security interest in such Financed Vehicle, and (B) if the Receivable was originated in a State in which the filing of a financing statement under the UCC is required to perfect a security interest in motor vehicles, such filings or recordings have been duly made and show CPS (or, with respect to the Samco Receivables, Samco and, with respect to the Linc Receivables, Linc) named as the original secured party under the related Receivable, and in either case, the Trust has the same rights as such secured party has or would have (if such secured party were still the owner of the Receivable) against all parties claiming an interest in such Financed Vehicle. With respect to each Receivable for which the title document has not yet been returned from the Registrar of Titles, CPS (or, with respect to the Samco Receivables, Samco and, with respect to the Linc Receivables, Linc) has received written evidence from the related Dealer that such title document showing CPS as first lienholder has been applied for.

                  (xix) Valid and Binding Obligation of Obligor. Each Receivable is the legal, valid and binding obligation in writing of the Obligor thereunder and is enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally, and all parties to such contract had full legal capacity to execute and deliver such contract and all other documents related thereto and to grant the security interest purported to be granted thereby.

                  (xx) Tax Liens. As of the Cutoff Date, there is no lien against the related Financed Vehicle for delinquent taxes.

                  (xxi) Characteristics of Obligors. As of the date of each Obligor's application for the loan from which the related Receivable arises, such Obligor (a) did not have any material past due credit obligations or any personal or real property repossessed or wages garnished within one year prior to the date of such application, unless such amounts have been repaid or discharged through bankruptcy, (b) was not the subject of any Federal, State or other bankruptcy, insolvency or similar proceeding pending on the date of application that is not discharged, (c) had not been the subject of more than one Federal, State or other bankruptcy, insolvency or similar proceeding, and (d) was domiciled in the United States.

                  (xxii) Origination. Each Receivable has an origination date on or after May 12, 1997.

                  (xxiii) Maturity of Receivables. Each Receivable has an original term to maturity of not more than 60 months; the weighted average original term to maturity of the Receivables is 57.46 months as of the Cutoff Date; the remaining term to maturity of each Receivable was 60 months or less as of the Cutoff Date; the weighted average remaining term to maturity of the Receivables was 56.35 months as of the Cutoff Date.

                  (xxiv) Scheduled Payments. Each Receivable had an original principal balance of not less than $3,024.35 nor more than $28,997.34 and has an outstanding principal balance as of the Cutoff Date of not less than $2,972.50 nor more than $28,44.02.

                  (xxv) Origination of Receivables. Based on the billing address of the Obligors and the Principal Balances as of the Cutoff Date, approximately 18.43% of the Receivables were originated in California, approximately 6.92% of the Receivables were originated in Florida, approximately 5.08% of the Receivables were originated in Pennsylvania, approximately 6.52% of the Receivables were originated in Texas and the remaining 63.05% of the Receivables were originated in all other states.

                  (xxvi) Post-Office Box. On or prior to the next billing period after the Cutoff Date, CPS will notify each Obligor to make payments with respect to its respective Receivables after the Cutoff Date directly to the Post-Office Box, and will provide each Obligor with a monthly statement in order to enable such Obligors to make payments directly to the Post-Office Box.

                  (xxvii) Location of Receivable Files. A complete Receivable File with respect to each Receivable has been or prior to the Closing Date will be delivered to the Trustee at the location listed in Schedule B.

                  (xxviii)   Casualty.   No  Financed  Vehicle  has  suffered  a
Casualty.

                  (xxix) Principal Balance/Number of Contracts. As of the Cutoff Date, the total aggregate principal balance of the Receivables was $211,042,291. The Receivables are evidenced by 16,831 Contracts.

                  (xxx) Full Amount Advanced. The full amount of each Receivable has been advanced to each Obligor, and there are no requirements for future advances thereunder. The Obligor with respect to the Receivable does not have any option under the Receivable to borrow from any person additional funds secured by the Financed Vehicle.

         SECTION 2.6. Repurchase Upon Breach. (a) The Seller, the Servicer, the Certificate Insurer or the Trustee, as the case may be, shall inform the other parties to this Agreement and the Certificate Insurer promptly, in writing, upon the discovery of any breach of the Seller's representations and warranties made pursuant to Section 2.5 (without regard to any limitation therein as to the Seller's knowledge). Unless the breach shall have been cured by the last day of the second Collection Period following the discovery thereof by the Trustee or the Certificate Insurer or receipt by the Trustee and the Certificate Insurer of notice from the Seller or the Servicer of such breach, CPS shall repurchase any Receivable if such Receivable is materially and adversely affected by the breach as of the last day of such second Collection Period (or, at CPS's option, the last day of the first Collection Period following the discovery) and, in the event that the breach relates to a characteristic of the Receivables in the aggregate, and if the Trust is materially and adversely affected by such breach, unless the breach shall have been cured by such second Collection Period, CPS shall purchase such aggregate Principal Balance of Receivables, such that following such purchase such representation shall be true and correct with respect to the remainder of the Receivables in the aggregate. In consideration of the purchase of the Receivable, CPS shall remit the Purchase Amount, in the manner specified in
Section 4.5. For purposes of this Section, the Purchase Amount of a Receivable which is not consistent with the warranty pursuant to Section 2.5(i)(A)(4) or
(A)(5) shall include such additional amount as shall be necessary to provide the full amount of interest as contemplated therein. The sole remedy of the Trustee, the Trust, the Certificateholders or the Certificate Insurer with respect to a breach of representations and warranties pursuant to Section 2.5 shall be to enforce CPS's obligation to purchase such Receivables pursuant to the Purchase Agreement; provided, however, that CPS shall indemnify the Trustee, the Standby Servicer, the Collateral Agent, the Certificate Insurer, the Trust and the Certificateholders against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of third party claims arising out of the events or facts giving rise to such breach. Upon receipt of the Purchase Amount and written instructions from the Servicer, the Trustee shall release to CPS or its designee the related Receivables File and shall execute and deliver all reasonable instruments of transfer or assignment, without recourse, as are prepared by the Seller and delivered to the Trustee and necessary to vest in CPS or such designee title to the Receivable. If it is determined that consummation of the transactions contemplated by this Agreement and the other transaction documents referenced in this Agreement, the servicing and operation of the Trust pursuant to this Agreement and such other documents, or the ownership of a Certificate by a Holder constitutes a violation of the prohibited transaction rules of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Internal Revenue Code of 1986, as amended ("Code") or any successor statutes of similar impact, together with the regulations thereunder, to which no statutory exception or administrative exemption applies, such violation shall not be treated as a breach of the Seller's representations and warranties made pursuant to Section 2.5 if not otherwise such a breach.

         (b) Pursuant to Section 2.1 of this Agreement, the Seller conveyed to the Trust all of the Seller's right, title and interest in its rights and benefits, but none of its obligations or burdens, under the Purchase Agreements including the Seller's rights under the Purchase Agreements and the delivery requirements, representations and warranties and the cure or repurchase obligations of CPS under the CPS Purchase Agreement. The Seller hereby represents and warrants to the

Trust that such assignment is valid, enforceable and effective to permit the Trust to enforce such obligations of CPS under the CPS Purchase Agreement.

         SECTION 2.7. Delivery of Receivable Files. On or prior to the Closing Date, the Seller shall transfer and deliver to the Trustee at the offices specified in Schedule B to this Agreement with respect to each Receivable the following:

                  (i) The fully executed  original of the  Receivable  (together
         with  any  agreements  modifying  the  Receivable,   including  without
         limitation, any extension agreements).

                  (ii) The original certificate of title in the name of CPS (or, with respect to the Samco Receivables, Samco and, with respect to the Linc Receivables, Linc) or such documents that CPS shall keep on file, in accordance with its customary procedures, evidencing the security interest of CPS (or, with respect to the Samco Receivables, Samco and, with respect to the Linc Receivables, Linc) in the Financed Vehicle or, if not yet received, a copy of the application therefor showing CPS (or, with respect to the Samco Receivables, Samco and, with respect to the Linc Receivables, Linc) as secured party. The Servicer shall hold all other documents with respect to the Receivables as custodian for the Trust.

         SECTION 2.8. Acceptance of Receivable Files by Trustee. The Trustee acknowledges receipt of files which the Seller has represented are the Receivable Files. The Trustee has reviewed the Receivable Files and has determined that it has received a file for each Receivable identified in Schedule A to this Agreement. The Trustee declares that it holds and will continue to hold such files and any amendments, replacements or supplements thereto and all other Trust Assets as Trustee in trust for the use and benefit of all present and future Certificateholders. The Trustee agrees to review each file delivered to it no later than 45 days after the Closing Date to determine whether such Receivable Files contain the documents referred to in Sections 2.7(i) and (ii). If the Trustee has found or finds that a file for a Receivable has not been received, or that a file is unrelated to the Receivables identified in Schedule A to this Agreement or that any of the documents referred to in
Section 2.7(i) or (ii) are not contained in a Receivable File, the Trustee shall inform CPS, the Seller, the Standby Servicer and the Certificate Insurer promptly, in writing, of the failure to receive a file with respect to such Receivable (or of the failure of any of the aforementioned documents to be included in the Receivable File) or shall return to CPS as the Seller's designee any file unrelated to a Receivable identified in Schedule A to this Agreement (it being understood that the Trustee's obligation to review the contents of any Receivable File shall be limited as set forth in the preceding sentence). Unless such defect with respect to such Receivable File shall have been cured by the last day of the second Collection Period following discovery thereof by the Trustee, CPS shall repurchase any such Receivable as of such last day. In consideration of the purchase of the Receivable, CPS shall remit the Purchase Amount, in the manner specified in Section 4.5. The sole remedy of the Trustee, the Trust, or the Certificateholders with respect to a breach pursuant to this
Section 2.8 shall be to require CPS to purchase the Receivables pursuant to this
Section 2.8. Upon receipt of the Purchase Amount and written instructions from the Servicer, the Trustee shall release to CPS or its designee the related Receivables File and shall execute and deliver all reasonable instruments of transfer or assignment, without recourse, as are prepared by CPS and delivered to the Trustee and are necessary to vest in CPS or such designee title to the Receivable. The Trustee shall make a list of Receivables for which an application for a certificate of title but not an original certificate of title or, with respect to Receivables originated in the State of Michigan, a "Form RD108" stamped by the Department of Motor Vehicles, is included in the Receivable File as of the date of its review of the Receivable Files and deliver a copy of such list to the Servicer and the Certificate Insurer. On the date which is 180 days following the Closing Date or the next succeeding Business Day, the Trustee shall inform CPS and the other parties to this Agreement and the Certificate Insurer of any Receivable for which the related Receivable File on such date does not include an original certificate of title or, with respect to Financed Vehicles in the State of Michigan, for which the related Receivable File on such date does not include a "Form RD108" stamped by the Department of Motor Vehicles, and CPS shall repurchase any such Receivable as of the last day of the current Collection Period.

         SECTION 2.9. Access to Receivable Files. The Trustee shall permit the Servicer, any Certificateholder and the Certificate Insurer access to the Receivable Files at all reasonable times during the Trustee's normal business hours; provided, however, that the Trustee shall provide such access to any Certificateholder only (i) in such cases where the Trustee is required by applicable statutes or regulations (whether applicable to the Trustee, the Servicer or to such Certificateholder) to permit such Certificateholder to review the Receivable Files or (ii) if an Insurer Default shall have occurred and be continuing. In addition, the Trustee shall provide such access to any Certificateholder at all reasonable times during the Trustee's normal business hours if an Event of Default shall have occurred and be continuing. In each case, such access shall be afforded without charge but only upon reasonable request. Each Certificateholder shall be deemed to have agreed by its acceptance of a Certificate to use its best efforts to hold in confidence all Confidential Information in accordance with its then customary procedures; provided that nothing herein shall prevent any Certificateholder from delivering copies of any financial statements and other documents whether or not constituting Confidential Information, and disclosing other information, whether or not Confidential Information, to (i) its directors, officers, employees, agents and professional consultants, (ii) any other institutional investor that holds Certificates, (iii) any prospective institutional investor transferee in connection with the contemplated transfer of a Certificate or any part thereof or participation therein who is subject to confidentiality arrangements at least substantially similar hereto, (iv) any governmental authority, (v) the National Association of Insurance Commissioners or any similar organization, (vi) any nationally recognized rating agency in connection with the rating of the Class A Certificates by such agency or (vii) any other Person to which such delivery or disclosure may be necessary or appropriate (a) in compliance with any applicable law, rule, regulation or order, (b) in response to any subpoena or other legal process, (c) in connection with any litigation to which such Certificateholder is a party, or (d) in order to protect or enforce such Person's investment in any Certificate. The Trustee shall, within two Business Days of the request of the Servicer or the Certificate Insurer, execute such documents and instruments as are prepared by the Servicer or the Certificate Insurer and delivered to the Trustee, as the Servicer or the Certificate Insurer deems necessary to permit the Servicer, in accordance with its customary servicing procedures,



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



to enforce the Receivable on behalf of the Trust and any related insurance policies covering the Obligor, the Receivable or Financed Vehicle so long as such execution in the Trustee's sole discretion does not conflict with this Agreement and will not cause it undue risk or liability. The Trustee shall not be obligated to release any document from any Receivable File unless it receives a trust receipt signed by a Servicing Officer in the form of Exhibit E-1 hereto (the "Trust Receipt"). Such Trust Receipt shall obligate the Servicer to return such document(s) to the Trustee when the need therefor no longer exists unless the Receivable shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer substantially in the form of Exhibit E-2 hereto to the effect that all amounts required to be deposited in the Collection Account with respect to such Receivable have been so deposited, the Trust Receipt shall be released by the Trustee to the Servicer.


                                   ARTICLE III

                   Administration and Servicing of Receivables

         SECTION 3.1. Duties of Servicer. The Servicer, as agent for the Trust, the Certificateholders and the Certificate Insurer (to the extent provided herein) shall manage, service, administer and make collections on the Receivables with reasonable care, using that degree of skill and attention customary and usual for institutions which service motor vehicle retail installment contracts similar to the Receivables and, to the extent more exacting, that the Servicer exercises with respect to all comparable automotive receivables that it services for itself or others. The Servicer's duties shall include collection and posting of all payments, responding to inquiries of Obligors on such Receivables, investigating delinquencies, sending payment statements to Obligors, reporting tax information to Obligors, accounting for collections, furnishing monthly and annual statements to the Trustee and the Certificate Insurer with respect to distributions. Without limiting the generality of the foregoing, and subject to the servicing standards set forth in this Agreement, the Servicer is authorized and empowered by the Trustee to execute and deliver, on behalf of itself, the Trust, the Certificateholders or any of them, any and all instruments of satisfaction or cancellation, or partial or full release or discharge, and all other comparable instruments, with respect to such Receivables or to the Financed Vehicles securing such Receivables and/or the certificates of title or, with respect to Financed Vehicles in the State of Michigan, other evidence of ownership with respect to such Financed Vehicles. If the Servicer shall commence a legal proceeding to enforce a Receivable, the Trustee shall thereupon be deemed to have automatically assigned, solely for the purpose of collection, such Receivable to the Servicer. If in any enforcement suit or legal proceeding it shall be held that the Servicer may not enforce a Receivable on the ground that it shall not be a real party in interest or a holder entitled to enforce such Receivable, the Trustee shall, at the Servicer's expense and direction, take steps to enforce such Receivable, including bringing suit in its name or the name of the Certificateholders. The Servicer shall prepare and furnish to the Trustee and the Trustee shall execute, any powers of attorney and other documents reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

         SECTION 3.2. Collection and Allocation of Receivable Payments. Consistent with the standards, policies and procedures required by this Agreement, the Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due and shall follow such collection procedures as it follows with respect to all comparable automotive receivables that it services for itself or others; provided, however, that the Servicer shall notify each Obligor to make all payments with respect to the Receivables to the Post-Office Box. The Servicer will provide each Obligor with a monthly statement in order to notify such Obligors to make payments directly to the Post-Office Box. The Servicer shall allocate collections between principal and interest in accordance with the customary servicing procedures it follows with respect to all comparable automotive receivables that it services for itself or others and in accordance with the terms of this Agreement. Except as provided below, the Servicer, for so long as CPS is the Servicer, may grant extensions on a Receivable; provided, however, that the Servicer may not grant more than one extension per calendar year with respect to a Receivable or grant an extension with respect to a Receivable for more than one calendar month or grant more than three extensions in the aggregate with respect to a Receivable without the prior written consent of the Certificate Insurer and provided, further, that if the Servicer extends the date for final payment by the Obligor of any Receivable beyond the last day of the penultimate Collection Period preceding the Final Scheduled Distribution Date, it shall promptly purchase the Receivable from the Trust in accordance with the terms of Section 3.7 hereof (and for purposes thereof, the Receivable shall be deemed to be materially and adversely affected by such breach). If the Servicer is not CPS, the Servicer may not make any extension on a Receivable without the prior written consent of the Certificate Insurer. The Servicer may in its discretion waive any late payment charge or any other fees that may be collected in the ordinary course of servicing a Receivable. Notwithstanding anything to the contrary contained herein, the Servicer shall not agree (i) to any alteration of the interest rate on any Receivable or of the amount of any Scheduled Payment on Receivables, and (ii) shall not agree to any modification that would result in a "deemed exchange" of a receivable under Section 1001 of the Internal Revenue Code of 1986, as amended, or would constitute reinvestment adversely affecting the status of the Trust as not an association taxable as a corporation for Federal income tax purposes.

         SECTION 3.3. Realization Upon Receivables. On behalf of the Trust, the Certificateholders and the Certificate Insurer, the Servicer shall use its best efforts, consistent with the servicing procedures set forth herein, to repossess or otherwise convert the ownership of the Financed Vehicle securing any Receivable as to which the Servicer shall have determined eventual payment in full is unlikely. The Servicer shall commence efforts to repossess or otherwise convert the ownership of a Financed Vehicle on or prior to the date that an
Obligor has failed to make more than 90% of a Scheduled Payment thereon in excess of $10 for 120 days or more; provided, however, that the Servicer may elect not to commence such efforts within such time period if in its good faith judgment it determines either that it would be impracticable to do so or that the proceeds ultimately recoverable with respect to such Receivable would be increased by forbearance. The Servicer shall follow such customary and usual practices and procedures as it shall deem necessary or advisable in its servicing of automotive receivables, consistent with the standards of care set forth in Section 3.2, which may include reasonable efforts to realize upon any recourse to Dealers and selling the Financed Vehicle at public or private sale. The foregoing shall be subject to the provision that, in any case in which the Financed Vehicle shall have suffered damage, the Servicer shall not expend funds in connection with the repair or the repossession of such Financed Vehicle unless it shall determine in its discretion that such repair and/or repossession will increase the proceeds ultimately recoverable with respect to such Receivable by an amount greater than the amount of such expenses.

         SECTION 3.4. Physical Damage Insurance; Other Insurance. (a) The Servicer, in accordance with the servicing procedures and standards set forth herein, shall require that (i) each Obligor shall have obtained insurance covering the Financed Vehicle, as of the date of the execution of the Receivable, insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by comprehensive and collision coverage and each Receivable requires the Obligor to maintain such physical loss and damage insurance naming CPS (or, with respect to the Samco Receivables, Samco and, with respect to the Linc Receivables, Linc) and its successors and assigns as an additional insured, (ii) each Receivable that finances the cost of premiums for credit life and credit accident and health insurance is covered by an insurance policy or certificate naming CPS (or, with respect to the Samco Receivables, Samco and, with respect to the Linc Receivables, Linc) as policyholder (creditor) and (iii) as to each Receivable that finances the cost of an extended service contract, the respective Financed Vehicle which secures the Receivable is covered by an extended service contract.

         (b) To the extent applicable, the Servicer shall not take any action which would result in noncoverage under any of the insurance policies referred to in Section 3.4(a) which, but for the actions of the Servicer, would have been covered thereunder. The Servicer, on behalf of the Trustee, shall take such reasonable action as shall be necessary to permit recovery under any of the foregoing insurance policies. Any amounts collected by the Servicer under any of the foregoing insurance policies shall be deposited in the Collection Account pursuant to Section 4.2.

         SECTION 3.5.  Maintenance of Security  Interests in Financed  Vehicles.
(a) Consistent with the policies and procedures required by this Agreement, the Servicer shall take such steps as are necessary to maintain perfection of the security interest created by each Receivable in the related Financed Vehicle including but not limited to obtaining the execution by the Obligors and the recording, registering, filing, re-recording, re-registering and refiling of all security agreements, financing statements and continuation statements or instruments as are necessary to maintain the security interest granted by Obligors under the respective Receivables. The Trustee hereby authorizes the Servicer, and the Servicer agrees, to take any and all steps as are necessary to re-perfect or continue the perfection of such security interest on behalf of the Trust in the event of the relocation of a Financed Vehicle or for any other reason. In the event that the assignment of a Receivable to the Trustee for the benefit of the Certificateholders is insufficient, without a notation on the related Financed Vehicle's certificate of title, or without fulfilling any additional administrative requirements under the laws of the state in which the Financed Vehicle is located, to perfect a security interest in the related Financed Vehicle in favor of the Trustee for the benefit of the Certificateholders, the Servicer hereby agrees that CPS's designation as the secured party on such certificate of title is in its capacity as Servicer as agent of the Trustee for the benefit of the Certificateholders.

         (b) Upon the occurrence of an Insurance Agreement Event of Default, the Certificate Insurer may (so long as an Insurer Default shall not have occurred and be continuing) instruct the Trustee and the Servicer to take or cause to be taken, or, if an Insurer Default shall have occurred, upon the occurrence of an Event of Default, the Trustee and the Servicer shall take or cause to be taken such action as may, in the opinion of counsel to the Trustee, which opinion shall not be an expense of the Trustee, be necessary to perfect or re-perfect the security interests in the Financed Vehicles securing the Receivables in the name of the Trustee on behalf of the Trust by amending the title documents of such Financed Vehicles or by such other reasonable means as may, in the opinion of counsel to the Certificate Insurer or the Trustee (as applicable), which opinion shall not be an expense of the Trustee, be necessary or prudent. The Servicer hereby agrees to pay all expenses related to such perfection or re-perfection and to take all action necessary therefor. In addition, prior to the occurrence of an Insurance Agreement Event of Default, the Certificate Insurer may (unless an Insurer Default shall have occurred and be continuing) instruct the Trustee and the Servicer to take or cause to be taken such action as may, in the opinion of counsel to the Certificate Insurer, be necessary to perfect or re-perfect the security interest in the Financed Vehicles securing the Receivables in the name of the Trustee on behalf of the Trust, including by amending the title documents of such Financed Vehicles or by such other reasonable means as may, in the opinion of counsel to the Certificate Insurer, be necessary or prudent; provided, however, that if the Certificate Insurer requests (unless an Insurer Default shall have occurred and be continuing) that the title documents be amended prior to the occurrence of an Insurance Agreement Event of Default, the out-of-pocket expenses of the Servicer or the Trustee in connection with such action shall be reimbursed to the Servicer or the Trustee, as applicable, by the Certificate Insurer.

         SECTION 3.6. Additional Covenants of Servicer. The Servicer shall not release the Financed Vehicle securing each Receivable from the security interest granted by such Receivable in whole or in part except in the event of payment in full by the Obligor thereunder or repossession, nor shall the Servicer impair the rights of the Certificateholders in such Receivables, nor shall the Servicer amend a Receivable, except that extensions may be granted in accordance with
Section 3.2.

         SECTION 3.7. Purchase of Receivables Upon Breach. The Servicer or the Trustee shall inform the other party and the Certificate Insurer promptly, in writing, upon the discovery of any breach of Section 3.2, 3.4, 3.5 or 3.6; provided, however, that the failure to give such notice shall not affect any obligation of the Servicer hereunder. Unless the breach shall have been cured by the last day of the second Collection Period following such discovery (or, at the Servicer's election, the last day of the first following Collection Period), the Servicer shall purchase any Receivable materially and adversely affected by such breach. In consideration of the purchase of such Receivable, the Servicer shall remit the Purchase Amount in the manner specified in Section 4.5. The sole remedy of the Trustee, the Trust, the Certificate Insurer or the

Certificateholders with respect to a breach of Section 3.2, 3.4, 3.5 or 3.6 shall be to require the Servicer to repurchase Receivables pursuant to this
Section 3.7; provided, however, that the Servicer, so long as Norwest is not the Servicer, shall indemnify the Trustee, the Standby Servicer, the Collateral Agent, the Certificate Insurer, the Trust and the Certificateholders against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of third party claims arising out of the events or facts giving rise to such breach. If it is determined that the management, administration and servicing of the Receivables and operation of the Trust pursuant to this Agreement constitutes a violation of the prohibited transaction rules of ERISA or the Code to which no statutory exception or administrative exemption applies, such violation shall not be treated as a breach of Sections 3.2, 3.4, 3.5 or 3.6 if not otherwise such a breach. The Seller shall have no obligation to repurchase the Receivables upon a breach of Section 3.2, 3.4, 3.5 or 3.6. The Seller shall have no liability for actions taken or omitted to be taken by the Servicer pursuant to this Section 3.7.

         SECTION 3.8. Servicing Fee. (a) The Servicing Fee for each Distribution Date shall be equal to the sum of (i) the result of one-twelfth times 2.00% of the Pool Balance as of the close of business on the last day of the second preceding Collection Period plus (ii) the result of one-twelfth times 0.08% of the Certificate Balance as of the close of business on the last day of the second preceding Collection Period; provided, however, that with respect to the first Distribution Date the Servicer will be entitled to receive a Servicing Fee equal to the sum of (i) the result of one-twelfth times 2.00% of the Original Pool Balance plus (ii) the result of one-twelfth times 0.08% of the Certificate Balance as of the Closing Date. The Servicing Fee shall also include all late fees, prepayment charges including, in the case of a Rule of 78's Receivable that is prepaid in full, to the extent not required by law to be remitted to the related Obligor, the difference between the Principal Balance of such Rule of 78's Receivable (plus accrued interest to the date of prepayment) and the principal balance of such Receivable computed according to the "Rule of 78's", and other administrative fees or similar charges allowed by applicable law with respect to Receivables, collected (from whatever source) on the Receivables.

         (b) On or prior to each Distribution Date, CPS shall deposit into the Collection Account, out of its own funds without any right of reimbursement therefor, an amount (the "Adjusted Compensating Interest") equal to the positive difference, if any, between (i) Compensating Interest for the prior Collection Period and (ii) the amount on deposit in the Spread Account.

         SECTION 3.9. Servicer's Certificate. By 10:00 a.m., Minneapolis time, on each Determination Date, the Servicer shall deliver to the Trustee, the Certificate Insurer and the Rating Agencies a Servicer's Certificate containing all information necessary to make the distributions pursuant to Section 4.6 (including, if required, withdrawals from or deposits to the Payahead Account and withdrawals from the Spread Account) for the Collection Period preceding the date of such Servicer's Certificate and all information necessary for the Trustee to send statements to Certificateholders and the Certificate Insurer pursuant to Section 4.8.

Receivables to be purchased by the Servicer or to be purchased by CPS shall be identified by the Servicer by account number with respect to such Receivable (as specified in Schedule A).

         SECTION 3.10. Annual Statement as to Compliance; Notice of Default. (a) The Servicer shall deliver to the Trustee, the Standby Servicer and the Certificate Insurer, on or before July 31 of each year beginning July 31, 1999, an Officer's Certificate, dated as of March 31 of such year, stating that (i) a review of the activities of the Servicer during the preceding 12-month period (or, in the case of the first such certificate, the period from the Cutoff Date to March 31, 1999) and of its performance under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year (or, in the case of the first such certificate, such shorter period), or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. The Trustee shall send a copy of such certificate and the report referred to in Section 3.11 to the Rating Agencies. The Trustee shall forward a copy of such certificate as well as the report referred to in Section 3.11 to each Certificateholder.

         (b) The Servicer shall deliver to the Trustee, the Certificate Insurer and the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than 2 Business Days thereafter, written notice in an Officer's Certificate of any event which with the giving of notice or lapse of time, or both, would become an Event of Default under Section 9.1.

         The Seller shall deliver to the Trustee, the Certificate Insurer and the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than 5 Business Days thereafter, written notice in an Officer's Certificate of any event which with the giving of notice or lapse of time, or both, would become an Event of Default under clause (ii) of Section 9.1.

         The Trustee shall deliver to each Certificateholder a copy of each notice delivered to it by the Servicer or the Seller pursuant to this Section 3.10(b).

         SECTION 3.11. Annual Independent Certified Public Accountant's Report. The Servicer shall cause a firm of nationally recognized independent certified public accountants, who may also render other services to the Servicer or to the Seller, to deliver to the Trustee, the Certificateholders and the Certificate Insurer on or before July 31 of each year beginning July 31, 1999, a report dated as of March 31 of such year and reviewing the Servicer's activities during the preceding 12-month period (or, in the case of the first such report, the period from the Cutoff Date to March 31, 1999), addressed to the Board of Directors of the Servicer and to the Trustee and the Certificate Insurer, to the effect that such firm has examined the financial statements of the Servicer and issued its report therefor and that such examination (1) was made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other auditing procedures as such firm considered necessary in the circumstances; (2) included tests relating to auto loans serviced for others in accordance with the requirements of the Uniform Single Audit Program for Mortgage Bankers (the "Program"), to the extent the procedures in the Program are applicable to the servicing obligations set forth in this Agreement; (3) included an examination of the delinquency and loss statistics relating to the Servicer's portfolio of automobile and light truck installment sales contracts; and (4) except as described in the report, disclosed no exceptions or errors in the records relating to automobile and light truck loans serviced for others that, in the firm's opinion, paragraph four of the Program requires such firm to report. The accountant's report shall further state that (1) a review in accordance with agreed upon procedures was made of three randomly selected Servicer Certificates; (2) except as disclosed in the report, no exceptions or errors in the Servicer Certificates were found; and (3) the delinquency and loss information, relating to the Receivables contained in the Servicer Certificates were found to be accurate. In the event such firm requires the Trustee and/or the Standby Servicer to agree to the procedures performed by such firm, the Servicer shall direct the Trustee and/or the Standby Servicer, as applicable, in writing to so agree; it being understood and agreed that the Trustee and/or the Standby Servicer will deliver such letter of agreement in conclusive reliance upon the direction of the Servicer, and neither the Trustee nor the Standby Servicer shall make, or have any obligations to make, any independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures. The Report will also indicate that the firm is independent of the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

         SECTION 3.12.  Reserved.

         SECTION 3.13. Servicer Expenses. The Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder, including fees and disbursements of independent accountants, taxes imposed on the Servicer, and expenses incurred in connection with distributions and reports to Certificateholders.

         SECTION 3.14. Retention and Termination of Servicer. The Servicer hereby covenants and agrees to act as such under this Agreement for an initial term commencing on the Closing Date and ending on September 30, 1998, which term shall be extendible by the Certificate Insurer for successive quarterly terms ending on each successive March 31, June 30, September 30 and December 31 (or, at the discretion of the Certificate Insurer exercised pursuant to revocable written standing instructions from time to time to the Servicer and the Trustee, for any specified number of terms greater than one), until such time as all amounts due the Certificateholders have been paid and until the termination of the Trust. Each such notice (including each notice pursuant to standing instructions, which shall be deemed delivered at the end of successive terms for so long as such instructions are in effect) (a "Servicer Extension Notice") shall be delivered by the Certificate Insurer to the Trustee and the Servicer. The Servicer hereby agrees that, upon its receipt of any such Servicer Extension Notice, the Servicer shall become bound, for the duration of the term covered by such Servicer Extension Notice, to continue as the Servicer subject to and in accordance with the other provisions of this Agreement. At such time as the Class A Certificates have been paid in full and all outstanding Reimbursement Obligations and other amounts owed to the Certificate Insurer have been paid in full or an Insurer Default has occurred and is continuing, the term of the Servicer's appointment hereunder shall be deemed to have been extended until the termination of the Trust or, in the case of an Insurer Default, until such time, if any, as such Insurer Default has been cured, unless such appointment is terminated sooner in accordance with the terms of this Agreement. Until such time as an Insurer Default shall have occurred and be continuing, the Trustee agrees that if as of the fifteenth day prior to the last day of any term of the Servicer, the Trustee shall not have received any Servicer Extension Notice from the Certificate Insurer, the Trustee shall, within five days thereafter, give written notice of such non-receipt to the Certificate Insurer.

         SECTION 3.15. Access to Certain Documentation and Information Regarding Receivables. The Servicer shall provide to representatives of the Trustee, the Certificateholders and the Certificate Insurer reasonable access to documentation and computer systems and information regarding the Receivables. The Servicer shall provide such access to any Certificateholder only (i) in such cases where the Servicer is required by applicable statutes or regulations (whether applicable to the Servicer or to such Certificateholder) to permit such Certificateholder to review such materials and (ii) if an Insurer Default shall have occurred and be continuing. In each case, such access shall be afforded without charge but only upon reasonable request and during normal business hours. Nothing in this Section 3.15 shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Servicer to provide access as provided in this Section 3.15 as a result of such obligation shall not constitute a breach of this Section 3.15.

         SECTION 3.16. Verification of Servicer's Certificate. (a) On or before the fifth calendar day of each month, the Servicer will deliver to the Trustee and the Standby Servicer a computer diskette (or other electronic transmission) in a format acceptable to the Trustee and the Standby Servicer containing information with respect to the Receivables as of the close of business on the last day of the preceding Collection Period which information is necessary for preparation of the Servicer's Certificate. The Standby Servicer shall use such computer diskette (or other electronic transmission) to verify certain information specified in Section 3.16(b) contained in the Servicer's Certificate delivered by the Servicer, and the Standby Servicer shall notify the Servicer and the Certificate Insurer of any discrepancies on or before the second Business Day following the Determination Date. In the event that the Standby Servicer reports any discrepancies, the Servicer and the Standby Servicer shall attempt to reconcile such discrepancies prior to the second Business Day prior to the related Distribution Date, but in the absence of a reconciliation, the Servicer's Certificate shall control for the purpose of calculations and distributions with respect to the related Distribution Date. In the event that the Standby Servicer and the Servicer are unable to reconcile discrepancies with respect to a Servicer's Certificate by the related Distribution Date, the Servicer shall cause a firm of independent certified public accountants, at the Servicer's expense, to audit the Servicer's Certificate and, prior to the fifth calendar day of the following month, reconcile the discrepancies. The effect, if any, of such reconciliation shall be reflected in the Servicer's Certificate for such next succeeding Determination Date. Other than the duties specifically set forth in this Agreement, the Standby Servicer shall have no obligations hereunder, including, without limitation, to supervise, verify, monitor or administer the performance of the Servicer. The Standby Servicer shall have no liability for any actions taken or omitted by the Servicer. The duties and



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



obligations of the Standby Servicer shall be determined solely by the express provisions of this Agreement and no implied covenants or obligations shall be read into this Agreement against the Standby Servicer.

         (b) The Standby Servicer shall review each Servicer's Certificate delivered pursuant to Section 3.16(a) and shall:

                  (i) confirm that such Servicer's Certificate is complete on its face;

                  (ii) load the computer diskette (which shall be in a format acceptable to the Standby Servicer) received from the Servicer pursuant to Section 3.16(a) hereof, confirm that such computer diskette is in a readable form and calculate and confirm the Principal Balance of each Receivable for the most recent Distribution Date;

                  (iii) confirm that the Total Distribution Amount, the Class A Distributable Amount, the Class A Principal Distributable Amount, the Class A Interest Distributable Amount, the Class B Distributable
         Amount, the Class B Interest Distributable Amount, the Class B Principal Distributable Amount, the Standby Fee, the Servicing Fee, the Trustee Fee and the amount on deposit in the Spread Account in the Servicer's Certificate are accurate based solely on the recalculation of the Servicer's Certificate; and

                  (iv) confirm the calculation of the performance tests set forth in the Spread Account Agreement.

         SECTION 3.17. Fidelity Bond. The Servicer shall maintain a fidelity bond in such form and amount as is customary for entities acting as custodian of funds and documents in respect of consumer contracts on behalf of institutional investors.

         SECTION 3.18. Delegation of Duties. The Servicer may at any time delegate duties under this Agreement to sub-contractors who are in the business of servicing automotive receivables with the prior written consent of the Controlling Party as determined pursuant to Section 12.11 and (unless an Insurance Agreement Event of Default shall have occurred and be continuing or Norwest Bank Minnesota, National Association shall then be the Servicer) the Holders of Class B Certificates evidencing more than 50% of the Class B Certificate Balance; provided, however, that no such delegation or sub-contracting of duties by the Servicer shall relieve the Servicer of its responsibility with respect to such duties; and provided further, that the consent of the Holders of the requisite percentage of the Class B Certificate Balance shall not be unreasonably withheld or delayed and shall be deemed to have been given unless, on or before the Objection Date, the Trustee shall have received Objection Notices from Holders of Class B Certificates representing more than 50% of the Class B Certificate Balance. Upon written request of the Servicer, the Trustee shall deliver to each Class B Certificateholder of record as of the most recent Record Date a notice (a "Delegation Notice") prepared by the Servicer (i) specifying the duties the Servicer proposes to delegate, (ii) identifying the sub-contractor to whom it proposes to delegate such duties and
(iii) informing such Class B Certificateholder that



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



if it wishes to object to the proposed delegation of duties, it must deliver a written notice of objection (specifying in reasonable detail the reasons for its objection; such notice of objection an "Objection Notice") on or before the date specified in such Delegation Notice (the "Objection Date"), which Objection Date shall be a date which is not more than 10 Business Days after the date the Servicer delivers such Delegation Notice to the Trustee.


                                   ARTICLE IV

                         Distributions, Spread Account;
                        Statements to Certificateholders

         SECTION 4.1. Accounts; Post-Office Box. (a) The Trustee shall establish the Lock-Box Account in the name of the Seller for the benefit of the Certificateholders and Certificate Insurer, provided that pursuant to the Lock-Box Agreement, the Lock-Box Processor and no other person, save the Trustee and pursuant to the standing instructions of the Trustee, which instructions may only be modified in writing signed by the Trustee, the Servicer has authority to direct disposition of funds on deposit in the Lock-Box Account consistent with the provisions of this Agreement and the Lock-Box Agreement. The Trustee shall have no liability or responsibility with respect to the Lock-Box Processor's directions or activities as set forth in the preceding sentence. The Lock-Box Account shall be established pursuant to and maintained in accordance with the Lock-Box Agreement and shall be a demand deposit account initially established and maintained with Bank of America, or at the request of the Certificate Insurer (unless an Insurer Default shall have occurred and be continuing) an Eligible Account satisfying clause (i) of the definition thereof; provided, however, that the Trustee shall give the Servicer prior written notice of any change made at the request of the Certificate Insurer in the location of the Lock-Box Account. The Trustee shall establish and maintain the Post-Office Box at a United States Post Office Branch in the name of the Trustee for the benefit of the Certificateholders and the Certificate Insurer.

         In the event the Servicer shall for any reason no longer be acting as such, the Standby Servicer or a successor Servicer shall thereupon assume all of the rights and obligations of the outgoing Servicer under the Lock-Box Agreement. In such event, the successor Servicer shall be deemed to have assumed all of the outgoing Servicer's interest therein and to have replaced the outgoing Servicer as a party to the Lock-Box Agreement to the same extent as if such Lock-Box Agreement had been assigned to the successor Servicer, except that the outgoing Servicer shall not thereby be relieved of any liability or obligations on the part of the outgoing Servicer under such Lock-Box Agreement and the successor Servicer shall not be liable for any obligations of the outgoing Servicer arising out of a default by such outgoing Servicer. The outgoing Servicer shall, upon request of the Trustee, but at the expense of the outgoing Servicer, deliver to the successor Servicer all documents and records relating to the Lock-Box Agreement and an accounting of amounts collected and held by the Lock-Box Bank and otherwise use its best efforts to effect the orderly and efficient transfer of any Lock-Box Agreement to the successor Servicer. In the event that the Certificate Insurer (so long as an Insurer Default shall not have



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occurred and be continuing) or Holders of Certificates  evidencing more than 50%
of the Class A Certificate Balance (if an Insurer Default shall have occurred and be continuing) shall elect to change the identity of the Lock-Box Bank, the Servicer, at its expense, shall cause the Lock-Box Bank to deliver, at the direction of the Certificate Insurer (so long as an Insurer Default shall not have occurred and be continuing) or Holders of Certificates evidencing more than 50% of the Class A Certificate Balance (if an Insurer Default shall have occurred and be continuing) to the Trustee or a successor Lock-Box Bank, all documents and records relating to the Receivables and all amounts held (or thereafter received) by the Lock-Box Bank (together with an accounting of such amounts) and shall otherwise use its best efforts to effect the orderly and efficient transfer of the lock-box arrangements.

         In addition, the Trustee shall establish, with itself, the Collection Account, the Policy Payments Account, and the Certificate Account in the name of the Trustee for the benefit of the Certificateholders and the Certificate Insurer. In addition, the Trustee shall establish with itself the Payahead Account in the name of the Trustee for the benefit of Obligors of Rule of 78's Receivables who make payments thereon in excess of Scheduled Payments and applicable late fees and for the benefit, to the extent of earnings on investments of funds in the Payahead Account, of the Certificateholders. The Payahead Account shall not be included in the Trust. Any amounts held on deposit in the Payahead Account and any investment earnings thereon are owned by, and will be taxable to, the Seller for federal income tax purposes. The Collection Account, the Policy Payments Account, the Certificate Account and the Payahead Account shall be Eligible Accounts initially established with the Trustee;
provided,  however,  if any of  such  accounts  shall  cease  to be an  Eligible
Account, the Servicer, with the consent of the Certificate Insurer, within 5 Business Days shall, cause such accounts to be moved to an institution so that such account meets the definition of Eligible Account. The Servicer shall promptly notify the Rating Agencies of any change in the location of any of the aforementioned accounts.

         All amounts held in the Collection Account and the Payahead Account shall be invested by the Trustee at the written direction of the Servicer in Eligible Investments in the name of the Trustee as trustee of the Trust and shall mature no later than one Business Day immediately preceding the Distribution Date next succeeding the date of such investment. Such written direction shall certify that any such investment is authorized by this Section. No investment may be sold prior to its maturity. Amounts in the Policy Payments Account and the Certificate Account shall not be invested. The amount of earnings on investments of funds in the Collection and Payahead Accounts during the Collection Period related to each Distribution Date shall be deposited into the Certificate Account, on each Distribution Date, and shall be available for distribution pursuant to Section 4.6(c). The Servicer shall not direct the Trustee to make any investment of any funds held in any of the Transaction Accounts unless the security interest granted and perfected in such Transaction Account will continue to be perfected in such investment, in any case without any further action by any Person, and, in connection with any direction to the Trustee to make any such investment, if requested by the Trustee, the Servicer shall deliver to the Trustee an Opinion of Counsel, acceptable to the Trustee, to such effect. For purposes of this paragraph, the Trustee will take Delivery of the Eligible Investments.




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



         (b) The Trustee shall not in any way be held liable by reason of any insufficiency in any of the Transaction Accounts resulting from any loss on any Eligible Investment included therein except for losses attributable to the Trustee's negligence or bad faith or its failure in its commercial capacity as principal obligor and not as Trustee to make payments on Eligible Investments issued by the Trustee in such commercial capacity as principal obligor and not as Trustee, in accordance with their terms.

         (c) If the Servicer shall have failed to give investment directions for any funds on deposit in any of the Transaction Accounts to the Trustee by 2:00 p.m. Eastern Time (or such other time as may be determined by the Trustee) on any Business Day, then the Trustee shall, to the fullest extent practicable, invest and reinvest funds in such Transaction Accounts in one or more Eligible Investments.

         (d) The Trustee shall on or prior to each Distribution Date (and prior to the transfer from the Collection Account to the Certificate Account described in Section 4.6(a)) transfer from the Collection Account to the Payahead Account all Payaheads as described in Section 4.3 received by the Servicer during the Collection Period.

         SECTION 4.2. Collections. On each Business Day, pursuant to the Lock-Box Agreement, the Lock-Box Processor will transfer any payments from Obligors received in the Post-Office Box to the Lock-Box Account. Within two Business Days of receipt of funds into the Lock-Box Account, the Servicer shall cause the Lock-Box Bank to transfer funds from the Lock-Box Account to the Collection Account. In addition, the Servicer shall remit all payments by or on behalf of the Obligors received by the Servicer with respect to the Receivables (other than Purchased Receivables), and all Liquidation Proceeds no later than the Business Day following receipt directly (without deposit into any intervening account) into the Lock-Box Account or the Collection Account.

         SECTION 4.3. Application of Collections. All collections for each Collection Period shall be applied by the Servicer as follows:

                  With respect to each Receivable (other than a Purchased Receivable), payments by or on behalf of the Obligor shall be applied hereunder, in the case of a Rule of 78's Receivable, first, to the Scheduled Payment of such Rule of 78's Receivable with the principal portion of the Scheduled Payment being allocated on an actuarial basis, and, second, to any late fees accrued with respect to such Rule of 78's Receivable and, in the case of a Simple Interest Receivable, to interest and principal in accordance with the Simple Interest Method. With respect to any Rule of 78's Receivable, any remaining excess shall be added to the Payahead Balance, and shall be applied to prepay the Rule of 78's Receivable, but only if the sum of such excess and the previous Payahead Balance shall be sufficient to prepay the Rule of 78's Receivable in full. Otherwise, any such remaining excess payments with respect to a Rule of 78's Receivable shall constitute a Payahead, and shall increase the Payahead Balance.




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



         SECTION 4.4. Payaheads. As of the close of business on the last day of each Collection Period, if the payments by or on behalf of the Obligor on a Rule of 78's Receivable (other than a Purchased Receivable) shall be less than the Scheduled Payment and accrued late fees with respect to such Receivable, the Payahead Balance of an Obligor shall be applied by the Servicer to the extent of the shortfall and such Payahead Balance shall be reduced accordingly.

         SECTION 4.5. Additional Deposits. The Servicer or CPS, as the case may be, shall deposit or cause to be deposited in the Collection Account the aggregate Purchase Amount with respect to Purchased Receivables and the Servicer shall deposit therein all amounts to be paid under Sections 3.7 and 11.2. All such deposits shall be made, in immediately available funds, on the Business Day preceding the Determination Date. On or before the third Business Day preceding each Distribution Date, the Trustee shall remit to the Collection Account any amounts delivered to the Trustee by the Collateral Agent pursuant to Section 4.7.

         SECTION 4.6. Distributions; Policy Claims. (a) On each Distribution Date, the Trustee shall cause to be made the following transfers and distributions based solely on the amounts set forth in the Servicer's Certificate for the related Distribution Date:

                  (i) From the Collection Account to the Certificate Account, in immediately available funds, those funds that were deposited in the Collection Account, plus earnings on investments of funds in the Collection Account pursuant to Section 4.1(a), for the Collection Period related to such Distribution Date.

                  (ii) From the Payahead Account to the Certificate  Account, in
         immediately  available  funds, the aggregate  previous  Payaheads to be applied to Scheduled Payments on Rule of 78's Receivables or prepayments for the related Collection Period pursuant to Sections 4.3 and 4.4, plus earnings on investments of funds in the Payahead Account, for the related Collection Period, pursuant to Section 4.1(a).

         (b) Prior to each Distribution Date, the Servicer shall on the related Determination Date calculate the Total Distribution Amount, the Class A Distributable Amount, the Class A Interest Distributable Amount, the Class A Principal Distributable Amount, the Class B Interest Distributable Amount and the Class B Principal Distributable Amount, and, based on the Total Distribution Amount, and the other distributions to be made on such Distribution Date, determine the amount distributable to the Certificateholders of each class.

         (c) On each Distribution Date, the Trustee (based on the information contained in the Servicer's Certificate delivered on the related Determination Date pursuant to Section 3.9) shall, subject to subsection (d) hereof, make the following distributions in the following order of priority:

                           (i) to the  Servicer,  from  the  Total  Distribution
                  Amount, any amount deposited into the Collection Account pursuant to Section 4.7(a), and any amount deposited into the Collection Account pursuant to Section 4.11(i) in respect of



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                  Servicing  Fees,  the Servicing  Fee and all unpaid  Servicing
                  Fees from prior Collection Periods; provided, however, that as long as CPS is the Servicer and Norwest Bank Minnesota, National Association, is the Standby Servicer, the Trustee shall first pay to the Standby Servicer out of the Servicing Fee otherwise payable to CPS an amount equal to the Standby Fee;

                           (ii) in the event the  Standby  Servicer  becomes the
                  successor Servicer, to the Standby Servicer, from the Total Distribution Amount (as such Total Distribution Amount has been reduced by payments pursuant to clause (i) above) and any amount deposited into the Collection Account pursuant to
                  Section 4.7(a), to the extent not previously paid by the predecessor Servicer pursuant to Section 9.2, reasonable transition expenses (up to a maximum of $50,000) incurred in making the transition from Standby Servicer to successor Servicer;

                           (iii) to the  Trustee,  from the  Total  Distribution
                  Amount (as such Total Distribution Amount has been reduced by payments pursuant to clauses (i) and (ii) above), any amount deposited into the Collection Account pursuant to Section 4.7(a), and any amount deposited into the Collection Account pursuant to Section 4.11(i) in respect of Trustee Fees, to the extent not previously paid by the Servicer, and reasonable out-of-pocket expenses of the Trustee, the Trustee Fee and all reasonable out-of-pocket expenses (including counsel fees and expenses) and all unpaid Trustee Fees and all unpaid reasonable out-of-pocket expenses (including counsel fees and expenses) from prior Collection Periods; provided, however, that unless an Event of Default shall have occurred and be continuing, expenses payable to the Trustee pursuant to this clause (iii) and expenses payable to the Collateral Agent pursuant to clause (iv) below, shall be limited to $50,000 per annum;

                           (iv)  to  the  Collateral   Agent,   from  the  Total
                  Distribution Amount (as such Total Distribution Amount has been reduced by payments pursuant to clauses (i) through (iii) above), any amount deposited into the Collection Account pursuant to Section 4.7(a), and any amount deposited into the Collection Account pursuant to Section 4.11(i) in respect of fees and expenses of the Collateral Agent, all fees, to the extent not previously paid by the Servicer, and expenses payable to the Collateral Agent with respect to such Distribution Date pursuant to the Spread Account Agreement;

                           (v) to the Class A Certificateholders, from the Total
                  Distribution Amount (as such Total Distribution Amount has been reduced by payments pursuant to clauses (i) through (iv) above) and any amount deposited into the Collection Account pursuant to Section 4.7(a) and 4.11(iii), an amount equal to the sum of (x) the Class A Interest Distributable Amount, (y) any Class A Interest Carryover Shortfall and (z) interest on such outstanding Class A Interest Carryover Shortfall, to the extent permitted by law, at the Class A Pass-Through Rate from such



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                  preceding  Distribution Date through the current  Distribution
                  Date (calculated on the basis of a 360-day year consisting of twelve 30-day months) in each case as of the close of business on the preceding Distribution Date;

                           (vi) to the  Class  B  Certificateholders,  from  the
                  Total Distribution Amount (as such Total Distribution Amount has been reduced by payments pursuant to clauses (i) through
                  (v) above) and any amount deposited into the Collection Account pursuant to Section 4.7(c) or Section 4.7(d), an amount equal to the sum of (x) the Class B Interest Distributable Amount, (y) any Class B Interest Carryover Shortfall and (z) interest on such outstanding Class B Interest Carryover Shortfall, to the extent permitted by law, at the Class B Pass-Through Rate from such preceding Distribution Date through the current Distribution Date (calculated on the basis of a 360-day year consisting of twelve 30-day months), in each case as of the close of business on the preceding Distribution Date;

                           (vii) to the Class A Certificateholders, from the Total Distribution Amount (as such Total Distribution Amount has been reduced by payments pursuant to clauses (i) through
                  (vi) above), any amount deposited into the Collection Account pursuant to Section 4.7(a), and any amount deposited into the Collection Account pursuant to Section 4.11(ii) or (iii), an amount equal to the sum of the Class A Principal Distributable Amount and any Class A Principal Carryover Shortfall as of the close of business on the preceding Distribution Date with respect to each Distribution Date;

                           (viii) to the Certificate Insurer, from the Total Distribution Amount (as such Total Distribution Amount has been reduced by payments made pursuant to clauses (i) through
                  (vii) above), and any amount deposited into the Collection Account pursuant to Section 4.7(a), an amount equal to the Reimbursement Obligations;

                           (ix) in the event any Person  other than the  Standby
                  Servicer becomes the successor Servicer, to such successor Servicer, from the Total Distribution Amount (as such Total Distribution Amount has been reduced by payments pursuant to clauses (i) through (viii) above) and any amount deposited into the Collection Account pursuant to Section 4.7(a), to the extent not previously paid by the predecessor Servicer pursuant to Section 9.2, reasonable transition expenses (up to a maximum of $50,000) incurred in becoming successor Servicer;

                           (x) to the Class B Certificateholders, from the Total
                  Distribution Amount (as such Total Distribution Amount has been reduced by payments pursuant to clauses (i) through (ix) above) and any amount deposited into the Collection Account pursuant to Section 4.7(c) or Section 4.7(d) an amount equal to the sum of the Class B Principal Distributable Amount and any Class B Principal Carryover Shortfall as of the close of the preceding Distribution Date; and

                           (xi) to the  Collateral  Agent,  for deposit into the
                  Spread Account, the remaining Total Distribution Amount, if any.

         (d)  The   rights  of  the  Class  B   Certificateholders   to  receive
distributions in respect of the Class B Certificates pursuant to Section 4.6(c)(vi) on a Distribution Date shall be and hereby are subordinated to the payment of the amounts distributable pursuant to Sections 4.6(c)(i) through (v). The rights of the Class B Certificateholders to receive distributions in respect of the Class B Certificates pursuant to Section 4.6(c)(x) on a Distribution Date shall be and hereby are subordinated to the payment of the amounts distributable pursuant to Sections 4.6(c)(i) through (ix). At such time as the Class A Certificates are paid in full and the Certificate Insurer has received payment in full for all outstanding Reimbursement Obligations and any other amounts owed to the Certificate Insurer, the Class B Certificateholders shall be entitled to exercise all rights granted to the Class A Certificateholders under this Agreement to the extent that the exercise of such rights does not conflict with the provisions of the Spread Account Agreement. In no event shall the Class A Certificateholders be entitled to any amounts deposited in the Collection Account pursuant to Section 4.7(c) or (d) hereof.

                  (e) (i) In the event that the Trustee has delivered a Deficiency Notice with respect to any Determination Date pursuant to
         Section 4.7(a), the Trustee shall determine on the third Business Day (the "Draw Date") preceding the related Distribution Date the Policy Claim Amount, if any, for such Distribution Date. Amounts paid by the Certificate Insurer pursuant to a claim submitted under this Section 4.6(e)(i) shall be deposited by the Trustee into the Policy Payments Account and thereafter into the Certificate Account for payment to Class A Certificateholders in respect of the Class A Guaranteed Distribution Amount on the related Distribution Date.

                  (ii) Any notice delivered by the Trustee to the Certificate Insurer pursuant to Section 4.6(e)(i) shall specify the Policy Claim Amount claimed under the Policy and shall constitute a "Notice of Claim" under the Policy. In accordance with the provisions of the Policy, the Certificate Insurer is required to pay to the Trustee the Policy Claim Amount properly claimed thereunder by 12:00 noon, New York City time, on the later of (1) the third Business Day following receipt on a Business Day of the Notice of Claim, and (2) the applicable Distribution Date. Notwithstanding the provisions of Section 4.6(c), any payment made by the Certificate Insurer under the Policy shall be applied solely to the payment of the Class A Certificates and for no other purpose.

                  (iii) The Trustee shall (i) receive as attorney-in-fact of each Class A Certificateholder any Policy Claim Amount from the Certificate Insurer and (ii) deposit the same in the Certificate Account for disbursement to the Class A Certificateholders as set forth in clauses (v) and (vii) of Section 4.6(c). Any and all Policy Claim Amounts disbursed by the Trustee from claims made under the Policy shall not be considered payment by the Trustee or from the Spread Account with respect to such



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



         Class A Certificates, and shall not discharge the obligations of the Trust with respect thereto.

                  (iv) The Trustee shall be entitled to enforce on behalf of the Class A Certificateholders the obligations of the Certificate Insurer under the Policy. Notwithstanding any other provision of this Agreement, the Class A Certificateholders are not entitled to institute proceedings directly against the Certificate Insurer.

         (f) Subject to Section 11.1 respecting the final payment upon retirement of each Certificate, the Servicer shall on each Distribution Date instruct the Trustee to distribute to each Certificateholder of record on the preceding Record Date either by wire transfer, in immediately available funds to the account of such Holder at a bank or other entity having appropriate facilities therefor, if such Certificateholder is the Depository and such Holder's Certificates in the aggregate evidence an original principal balance of at least $1,000,000, and if such Certificateholder shall have provided to the Trustee appropriate instructions prior to the Record Date for such Distribution Date, or if not, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register, the amounts to be distributed to such Certificateholder pursuant to such Holder's Certificates.

         SECTION 4.7. Withdrawals from Spread Account. (a) In the event that the Servicer's Certificate with respect to any Determination Date shall state that the Total Distribution Amount with respect to such Determination Date is insufficient (taking into account the application of the Total Distribution Amount to the payment required to be made on the related Distribution Date pursuant to Section 4.6(c)(vi)) to make the payments required to be made on the related Distribution Date pursuant to Section 4.6(c)(i), (ii), (iii), (iv), (v),
(vii), (viii) or (ix) (such deficiency being a "Deficiency Claim Amount"), then on the fourth Business Day immediately preceding the related Distribution Date, the Trustee shall deliver to the Collateral Agent, the Certificate Insurer, and the Servicer, by hand delivery, telex or facsimile transmission, a written notice (a "Deficiency Notice") specifying the Deficiency Claim Amount for such Distribution Date. Such Deficiency Notice shall direct the Collateral Agent to remit such Deficiency Claim Amount (to the extent of the funds available to be distributed pursuant to the Spread Account Agreement) to the Trustee for deposit in the Collection Account and distribution pursuant to Sections 4.6(c)(i), (ii),
(iii), (iv), (v), (vii), (viii) and/or (ix), as applicable.

         (b) Any Deficiency Notice shall be delivered by 10:00 a.m., New York City time, on the fourth Business Day preceding such Distribution Date. The amounts distributed by the Collateral Agent to the Trustee pursuant to a Deficiency Notice shall be deposited by the Trustee into the Collection Account pursuant to Section 4.5.

         (c) In the event that the Servicer's Certificate with respect to any Determination Date shall state that the Total Distribution Amount with respect to such Determination Date is insufficient to make the payments required to be made on the related Distribution Date pursuant to Section 4.6(c)(vi) or (x) (such deficiency being a "Class B Deficiency"), then on the fourth Business Day immediately preceding the related Distribution Date, the Trustee shall deliver to



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



the Collateral Agent and the Servicer, by hand delivery, telex or facsimile transmission, a written notice specifying the amount of the Class B Deficiency for such Distribution Date. Such notice shall direct the Collateral Agent to remit to the Trustee an amount equal to such Class B Deficiency (but only to the extent that, pursuant to the Spread Account Agreement, funds are required to be released from the Spread Account to the Seller on the related Distribution Date) for deposit into the Collection Account and distribution pursuant to Section 4.6(c)(vi) and/or Section 4.6(c)(x), as applicable, and any funds so remitted to the Trustee shall be deemed to have been released to the Seller and paid to the Trustee at the direction of the Seller.

         (d) In the event that the Servicer's Certificate with respect to any Determination Date shall state that a Class B Deficiency will continue to exist after application pursuant to Section 4.7(c) of funds released from the Spread Account, then on the fourth Business Day immediately preceding the related Distribution Date, the Trustee shall deliver to the Class B Collateral Agent and the Servicer, by hand delivery, telex or facsimile transmission, a written notice specifying the amount of such remaining Class B Deficiency. Such notice shall direct the Class B Collateral Agent to remit to the Trustee an amount equal to such remaining Class B Deficiency (but only to the extent that funds are available in the Class B Reserve Account on the related Distribution Date) for deposit into the Collection Account and distribution pursuant to Section 4.6(c)(vi) and/or Section 4.6(c)(x), as applicable, and any funds so remitted to the Trustee shall be deemed to have been paid to the Trustee by the Seller at the direction of the Seller.

         SECTION 4.8. Statements to Certificateholders; Tax Returns. (a) With each distribution from the Certificate Account to the Certificateholders made on a Distribution Date, the Servicer shall provide to the Certificate Insurer and to the Trustee for the Trustee to forward to each Certificateholder of record a statement (prepared by the Servicer) substantially in the form of Exhibit D hereto setting forth at least the following information as to the Certificates to the extent applicable:

                  (i) the amount of such distribution allocable to principal of the Class A Certificates and the Class B Certificates, respectively;

                  (ii) the amount of such distribution allocable to interest on the Class A Certificates and the Class B Certificates, respectively;

                  (iii) the Pool Balance, the Class A Pool Factor and the Class B Pool Factor as of the close of business on the last day of the preceding Collection Period;

                  (iv) the Class A Certificate Balance and the Class B Certificate Balance as of the close of business on the last day of the preceding Collection Period, after giving effect to payments allocated to principal reported under (i) above;

                  (v) the amount of the Servicing Fee (inclusive of the Standby Fee paid to the Standby Servicer) paid to the Servicer with respect to the related Collection Period, the Class A Percentage of the Servicing Fee (inclusive of the Standby Fee), the Class B



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



         Percentage of the Servicing Fee (inclusive of the Standby Fee) and the amount of any unpaid Servicing Fees (inclusive of the Standby Fee) and the change in such amount from that of the prior Distribution Date;

                  (vi) the amount of the Class A Interest Carryover Shortfall, if applicable, on such Distribution Date and the amount of the Class A Principal Carryover Shortfall, if applicable, on such Distribution Date, and the change in such amounts from the prior Distribution Date;

                  (vii) the amount of the Class B Interest Carryover Shortfall, if applicable, on such Distribution Date and the amount of the Class B Principal Carryover Shortfall, if applicable, on such Distribution Date, and the change in such amounts from the prior Distribution Date;

                  (viii) the amount paid, if any, to Class A Certificateholders from funds received under the Policy for such Distribution Date;

                  (ix) the amount distributable to the Certificate Insurer on such Distribution Date;

                  (x) the aggregate amount in each of the Payahead Account and the Spread Account and the change in each such amount from the preceding Distribution Date;

                  (xi) the number of Receivables and the aggregate gross amount scheduled to be paid thereon, including unearned finance and other charges, for which the related Obligors are delinquent in making scheduled payments between 31 and 59 days and 60 days or more;

                  (xii) the number and the aggregate Purchase Amount of Receivables that became Purchased Receivables during the related
         Collection Period and summary information as to losses and delinquencies with respect to the Receivables; and

                  (xiii) the cumulative amount of Liquidated Receivables, net of Recoveries, since the Cutoff Date to the last day of the related Collection Period.

Each amount set forth pursuant to subclauses (i), (ii), (v), (vi) and (vii) above shall be expressed as a dollar amount per $1,000 of original principal balance of a Certificate.

         (b) Within thirty days after the end of each calendar year, the Trustee shall, provided it has received the necessary information from the Servicer, furnish to each Person who at any time during such calendar year was a Certificateholder of record and received any payment thereon (a) a report (prepared by the Servicer) as to the aggregate of amounts reported pursuant to
(i), (ii) and (v) of this Section 4.8 for such calendar year or applicable portion thereof during which such Person was a Certificateholder, and (b) such information as may be reasonably requested by the

Certificateholders or required by the Code and regulations thereunder, to enable such Holders to prepare their Federal and State income tax returns. The obligation of the Trustee set forth in this paragraph shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer pursuant to any requirements of the Code.

         (c) The Servicer, at its own expense, shall cause a firm of nationally recognized accountants to prepare any tax returns required to be filed by the Trust, and the Trustee shall execute and file such returns if requested to do so by the Servicer. The Trustee upon request, will furnish the Servicer with all such information known to the Trustee as may be reasonably required in connection with the preparation of all tax returns of the Trust.

         SECTION 4.9. Policy Payments; Subrogation. (a) The Trustee shall keep a complete and accurate record of the amount of payments made under the Policy in reduction of the Class A Certificate Balance and in payment of the Class A Interest Distributable Amount and Class A Principal Distributable Amount pursuant to the Policy. The Certificate Insurer shall have the right to inspect such records at reasonable times upon one Business Day's prior notice to the Trustee.

         (b) Subject to and conditioned upon payment of any interest or principal with respect to the Class A Certificates by or on behalf of the Certificate Insurer, the Trustee on behalf of the Class A Certificateholders shall assign, and the Class A Certificateholders, by reason of their acquisition and holding of the Class A Certificates, are hereby deemed to have assigned to the Certificate Insurer all rights to the payment of the Class A Interest Distributable Amount and Class A Principal Distributable Amount which are then due for payment to the extent of all payments made by the Certificate Insurer. The Certificate Insurer (for so long as no Insurer Default shall have occurred and be continuing) may exercise any option, vote, right, power or the like with respect to the Class A Certificates to the extent it has made a principal payment pursuant under the Policy. The Trustee and the Class A Certificateholders, by reason of their acquisition and holding of the Class A Certificates, agree that the Certificate Insurer shall be subrogated to all of the rights to payment of the Class A Certificateholders or in relation thereto to the extent that any payment of principal or interest was made to such Class A Certificateholders with payments made under the Policy by the Certificate Insurer in accordance with the provisions hereof.

         SECTION 4.10. Reliance on Information from the Servicer. Notwithstanding anything to the contrary contained in this Agreement, all distributions from any of the accounts described in this Article IV and any transfer of amounts between such accounts shall be made by the Trustee in reliance on information provided to the Trustee by the Servicer in writing, whether by way of a Servicer's Certificate or otherwise and the Trustee shall be fully protected in relying on such information from the Servicer.

         SECTION 4.11. Optional Deposits by the Certificate Insurer. The Certificate Insurer shall at any time, and from time to time, with respect to a Distribution Date, have the option (but shall not be required, except as provided in Section 4.6(e)) to deliver amounts to the Trustee for deposit into the Collection Account for any of the following purposes: (i) to provide funds in respect of the payment of fees or expenses of any provider of services to the Trust with respect to such Distribution Date, (ii) to distribute as a component of the Class A Principal Distributable Amount to the extent that the Class A Certificate Balance as of the Determination Date preceding such Distribution Date exceeds the Class A Percentage of the Pool Balance as of such Determination Date, or (iii) to include such amount as part of the Total Distribution Amount for such Distribution Date to the extent that without such amount a draw would be required to be made on the Policy.

         If the Certificate Insurer waives the satisfaction of any of the events that might trigger an event of default under the Insurance Agreement and so notifies the Trustee in writing pursuant to Section 5.02(d) of the Insurance Agreement, the Trustee shall notify Moody's of such waiver.

         SECTION 4.12. Federal Income Tax Requirements. For federal income tax purposes only, notwithstanding anything to the contrary contained in this Agreement, an amount with respect to each period equal to (a) the amounts received by on the Distribution Date on account of the Class B Interest Distributable Amount or any outstanding Class B Interest Carryover Shortfall, minus (b) the Applied Principal with respect to such Distribution Date, plus (c) the amount of any Applied Principal Reduction Amount with respect to such Distribution Date shall be characterized as interest income. Each Class B Certificateholder and each Class B Certificate Owner, by its acceptance of a Class B Certificate or a beneficial interest therein agrees that it will report interest income in respect of its Class B Certificates in accordance with such characterization.


                                    ARTICLE V

                                    Reserved


                                   ARTICLE VI

                                The Certificates

         SECTION 6.1. The Certificates. The Trustee shall, upon written order or request signed in the name of the Seller by one of its officers authorized to do so and delivered to a Trustee Officer, execute on behalf of the Trust, authenticate and deliver the Certificates to or upon the order of the Seller in the aggregate principal amount and denominations as set forth in such written order or request. The Class A Certificates shall be issuable in minimum denominations of $1,000 and integral multiples thereof. The Class B Certificates shall be issuable in minimum denominations of $25,000 and integral multiples of $1,000 in excess thereof; provided, however, that one Class A Certificate and one Class B Certificate respectively, may be issued in a denomination that represents the residual amount of the Original Class A Principal Balance and the original Class B Principal Balance, respectively (each, a "Residual Certificate"). Upon initial issuance, the Class A Certificates and the Class B Certificates shall be substantially in the form of Exhibit A and Exhibit B, respectively, in an aggregate amount equal to the Original Class A Principal Balance and the Original Class B Principal Balance, respectively. The Class A Certificates shall be issued in fully registered book-entry form. The Class B Certificates shall be issued in fully registered definitive form. The Certificates shall be executed on behalf of the Trust by manual or facsimile signature of a Trustee Officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, notwithstanding that such individuals shall have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates.

         SECTION 6.2A Appointment of Paying Agent. The Trustee may act as or appoint one or more paying agents (each, a "Paying Agent"). The Paying Agent shall make distributions to Certificateholders from amounts delivered by the Trustee to the Paying Agent from amounts on deposit in the Certificate Account pursuant to Article IV. Either the Trustee or the Certificate Insurer may remove the Paying Agent if such Person determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. The Paying Agent shall initially be the Trustee. A co-paying agent may be chosen by the Trustee. Any co-paying agent or any successor Paying Agent shall be permitted to resign as Paying Agent, co-paying agent or successor Paying Agent, as the case may be, upon 30 days' written notice to the Trustee, the Seller and the Certificate Insurer. In the event that the Trustee, any co-paying agent or any successor Paying Agent shall no longer be the Paying Agent, co-paying agent or successor Paying Agent, as the case may be, the Trustee, with the Certificate Insurer's reasonable consent, shall appoint a successor to act as Paying Agent or co-paying agent. The Trustee shall cause each Paying Agent and each successor Paying Agent or any additional Paying Agent appointed by the Trustee (other than the Trustee, which hereby agrees) to execute and deliver to the Trustee an instrument in which such Paying Agent, successor Paying Agent or additional Paying Agent shall agree with the Trustee that, as Paying Agent, such Paying Agent, successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto in an Eligible Account (which may be maintained with such Paying Agent) until such sums shall be paid to such Certificateholders and shall promptly notify the Trustee of any default in making such payment. The Paying Agent shall return all unclaimed funds to the Trustee and upon removal of a Paying Agent shall also return all funds in its possession to the Trustee. The provisions of Sections 10.4 and 10.5 shall apply to each Paying Agent in its role as Paying Agent. The fees of any Paying Agent or co-paying agent shall be paid by the Trustee. Each Paying Agent and co-paying agent must be acceptable to the Seller.

         SECTION 6.2B Authenticating Agent. (a) The Trustee may appoint one or more authenticating agents with respect to the Certificates which shall be authorized to act on behalf of the Trustee in authenticating the Certificates in connection with the issuance, delivery, registration of transfer, exchange or repayment of the Certificates (the "Authenticating Agent"). Whenever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be acceptable to the Seller and the Certificate Insurer. The Trustee is hereby appointed as the initial Authenticating Agent.

         (b) Any institution succeeding to the corporate agency business of an Authenticating Agent shall continue to be an Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or such Authenticating Agent.

         (c) Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Seller. The Trustee may at any time terminate the agency of an Authenticating Agent by giving notice of termination to such Authenticating Agent and to the Seller. Upon receiving such a notice of resignation or upon such a termination, or in case at any time an Authenticating Agent shall cease to be acceptable to the Trustee or the Seller or the Certificate Insurer, the Trustee may appoint a successor Authenticating Agent. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless acceptable to the Trustee, the Seller and the Certificate Insurer.

         (d) The Trustee agrees to pay to each Authenticating Agent from its own funds from time to time reasonable compensation for its services under this
Section 6.2B.

         (e) The provisions of Sections 10.4 and 10.5 shall be applicable to any Authenticating Agent.

         (f) Pursuant to an appointment made under this Section 6.2B, the Certificates may have endorsed thereon, in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication in substantially the following form:

                 This is one of the Certificates described in the Pooling and Servicing Agreement.

                          [                         ]
                    as Authenticating Agent for the Trustee,



                                      By
                                        [Authorized Signatory]


         SECTION 6.2. Authentication of Certificates. The Trustee shall cause the Certificates to be executed on behalf of the Trust, authenticated, and delivered to or upon the written order of the Seller, signed by its chairman of the board, its president, or any vice president, without further corporate action by the Seller, in authorized denominations, pursuant to this Agreement. No Certificate shall entitle its Holder to any benefit under this Agreement, or shall be valid for any purpose, unless there shall appear on such Certificate a certificate of authentication substantially in the form set forth in Exhibit A or Exhibit B hereto or in Section 6.2B, as the case may be, executed by the Trustee Officer by manual signature; such authentication shall constitute conclusive evidence that such Certificate shall have been duly authenticated and delivered hereunder. All Certificates issued on the Closing Date shall be dated the Closing Date. All Certificates issued upon transfer or exchange thereafter shall be dated the date of their authentication.

         SECTION 6.3. Registration of Transfer and Exchange of Certificates. (a) The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 6.7, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall be the initial Certificate Registrar.

         (b) No transfer of a Class B Certificate shall be made unless (i) the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and any applicable State securities laws are complied with,
(ii) such  transfer  is exempt  from the  registration  requirements  under said
Securities Act and laws or (iii) such transfer is made to a Person who the transferor reasonably believes is a "qualified institutional buyer" (as defined in Rule 144A of the Securities Act) that is purchasing such Class B Certificate for its own account or the account of a qualified institutional buyer to whom notice is given that the transfer is being made in reliance on said Rule 144A. In the event that a transfer is to be made in reliance upon clause (ii) above, the Class B Certificateholder desiring to effect such transfer and such Class B Certificateholder's prospective transferee must each (x) certify in writing to the Trustee the facts surrounding such transfer and (y) provide the Trustee with a written opinion of counsel in form and substance satisfactory to the Seller and the Trustee that such transfer may be made pursuant to an exemption from the Securities Act or laws, which Opinion of Counsel shall not be an expense of the Seller or the Trustee. In the event that a transfer is to be made in reliance upon clause (iii) above, the prospective transferee shall have furnished to the Trustee and the Seller a Transferee Certificate, signed by such transferee, in the form of Exhibit F. Neither the Seller nor the Trustee is under any obligation to register the Class B Certificates under said Securities Act or any other securities law. The Certificate Registrar may request and shall receive in connection with any transfer signature guarantees satisfactory to it in its sole discretion.

         In no event shall a Class B Certificate be transferred to an employee benefit plan, trust annuity or account subject to ERISA or a plan described in
Section 4975(e)(1) of the Code (any such plan, trust or account including any Keogh (HR-10) plans, individual retirement accounts or annuities and other employee benefit plans subject to Section 406 of ERISA or Section 4975 of the Code being referred to in this Section 6.3 as an "Employee Plan"), a trustee of any Employee Plan, or an entity, account or other pooled investment fund the underlying assets of which include or are deemed to include Employee Plan assets by reason of an Employee Plan's



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



investment in the entity, account or other pooled investment fund. The foregoing restriction on sale or transfer to an employee benefit plan shall not apply to prevent the initial issuance or sale or subsequent transfer of the Class B
Certificates to an insurance company, insurance service, or insurance organization qualified to do business in a State that purchases Class B
Certificates with funds held in one or more of its general accounts which is eligible for the exemptive relief afforded under Section III of Prohibited Transaction Class Exemption 95-60. The Seller, CPS, the Servicer, the Trustee, the Certificate Insurer and the Standby Servicer shall not be responsible for confirming or otherwise investigating whether a proposed purchaser is an employee benefit plan, trust or account subject to ERISA, or described in
Section 4975(e)(1) of the Code.

         (c) Each Holder of Class B Certificates, by virtue of the acquisition and holding thereof, will be deemed to have represented and agreed as follows:

                  (i) It is a qualified institutional buyer as defined in Rule 144A or an institutional accredited investor as defined in Regulation D promulgated under the Securities Act and is acquiring the Class B Certificates for its own institutional account or for the account of a qualified institutional buyer or an institutional accredited investor for the purpose of investment and not with a view to or for sale in connection with any distribution thereof, subject nevertheless to any requirement of law that the disposition of the Purchaser's property shall at all times be and remain within its control.

                  (ii) It understands that the Class B Certificates have been offered in a transaction not involving any public offering within the meaning of the Securities Act, and that, if in the future it decides to resell, pledge or otherwise transfer any Class B Certificates, such Class B Certificates may be resold, pledged or transferred only (a) to a person whom the transferor reasonably believes is a qualified institutional buyer (as defined in Rule 144A under the Securities Act) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, (b) pursuant to an effective registration statement under the Securities Act or (c) in reliance on another exemption under the Securities Act.

                  (iii) It understands that the Class B Certificates will bear a legend substantially to the following effect:


                  THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES THAT THIS SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON WHOM THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT, PURCHASING FOR ITS OWN ACCOUNT OR



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         FOR THE  ACCOUNT OF A QUALIFIED  INSTITUTIONAL  BUYER TO WHOM NOTICE IS
         GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, AND SUBJECT TO THE RECEIPT BY THE TRUSTEE AND THE TRANSFEROR OF A CERTIFICATION OF THE TRANSFEREE, (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (3) IN RELIANCE ON ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUBJECT TO THE RECEIPT BY THE TRUSTEE OF A CERTIFICATION OF THE TRANSFEREE (SATISFACTORY TO THE TRUSTEE) AND AN OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AND THE SELLER) TO THE EFFECT THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND IN COMPLIANCE WITH THE TRANSFER REQUIREMENTS SET FORTH IN SECTION 6.3 OF THE AGREEMENT. IN NO EVENT SHALL THIS CLASS B CERTIFICATE BE TRANSFERRED TO AN EMPLOYEE BENEFIT PLAN, TRUST ANNUITY OR ACCOUNT SUBJECT TO ERISA OR A PLAN DESCRIBED IN
         SECTION 4975(E)(1) OF THE CODE, (ANY SUCH PLAN, TRUST OR ACCOUNT BEING REFERRED TO AS AN "EMPLOYEE PLAN"), A TRUSTEE OF ANY EMPLOYEE PLAN, OR AN ENTITY, ACCOUNT OR OTHER POOLED INVESTMENT FUND THE UNDERLYING ASSETS OF WHICH INCLUDE OR ARE DEEMED TO INCLUDE EMPLOYEE PLAN ASSETS BY REASON OF AN EMPLOYEE PLAN'S INVESTMENT IN THE ENTITY, ACCOUNT OR OTHER POOLED INVESTMENT FUND. INCLUDED WITHIN THE DEFINITION OF "EMPLOYEE PLANS" ARE, WITHOUT LIMITATION, KEOGH (HR-10) PLANS, IRA'S (INDIVIDUAL RETIREMENT ACCOUNTS OR ANNUITIES) AND OTHER EMPLOYEE BENEFIT PLANS, SUBJECT TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE. THE FOREGOING RESTRICTION ON SALE OR TRANSFER TO AN EMPLOYEE BENEFIT PLAN SHALL NOT APPLY TO PREVENT THE INITIAL ISSUANCE OR SALE OR SUBSEQUENT TRANSFER OF THIS CLASS B CERTIFICATE TO AN INSURANCE COMPANY, INSURANCE SERVICE, OR INSURANCE ORGANIZATION THAT IS QUALIFIED TO DO BUSINESS IN A STATE IF SUCH INSURANCE COMPANY PURCHASES THIS CLASS B CERTIFICATE WITH FUNDS HELD IN ONE OR MORE OF ITS GENERAL ACCOUNTS WHICH IS ELIGIBLE FOR THE EXEMPTIVE RELIEF AFFORDED UNDER
         SECTION III OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60.

                  (iv) It has not acquired the Class B Certificates with the assets of an Employee Plan, other than an insurance company, insurance service or insurance organization qualified to do business in a State, which represents that the source of funds from which its investment is to be made is an "insurance company general account" of such buyer (as such term is defined) under Section V of The United States Department of Labor's Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")), and as of the date of



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         the  purchase  of the  Certificates,  such buyer  satisfies  all of the requirements for relief under Sections I and IV of PTCE 95- 60.

         (d) Upon surrender for registration of transfer of any Certificate at the Corporate Trust Office, the Trustee shall execute, authenticate and the Trustee shall deliver, in the name of the designated transferee or transferees, one or more new Certificates in authorized denominations of a like aggregate amount dated the date of authentication. At the option of a Holder, Certificates may be exchanged for other Certificates in authorized denominations of a like aggregate amount upon surrender of the Certificates to be exchanged at the Corporate Trust Office.

         (e) Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder or his attorney duly authorized in writing. Each Certificate surrendered for registration of transfer and exchange shall be canceled and subsequently disposed of by the Trustee in accordance with its customary procedures.

         (f) No service charge shall be made for any registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         SECTION 6.4. Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any mutilated Certificate shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss, or theft of any Certificate and (b) there shall be delivered to the Certificate Registrar, the Trustee and the Certificate Insurer such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, the Trustee on behalf of the Trust shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and denomination. If after the delivery of such new Certificate, a bona fide purchaser of the original Certificate in lieu of which such new Certificate was issued presents for payment such original Certificate, the Certificate Insurer and the Trustee shall be entitled to recover such new Certificate from the Person to whom it was delivered or any Person taking therefrom, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expenses incurred by the Certificate Insurer or the Trustee or any agent of either of them in connection therewith. In connection with the issuance of any new Certificate under this Section 6.4, the Trustee and the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section 6.4 shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen, or destroyed Certificate shall be found at any time.




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



         SECTION 6.5. Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate shall be registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.6 and for all other purposes whatsoever, and neither the Trustee nor the Certificate Registrar shall be bound by any notice to the contrary.

         SECTION 6.6. Access to List of Certificateholders' Names and Addresses. The Trustee shall furnish or cause to be furnished to the Servicer or the Certificate Insurer, at the expense of the Trust, within 15 days after receipt by the Trustee of a request therefor from the Servicer or the Certificate Insurer, as the case may be, in writing, a list of the names and addresses of the Certificateholders as of the most recent Record Date. If three or more Class A Certificateholders, or one or more Holders of Class A Certificates evidencing not less than 25% of the Class A Certificate Balance apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and such application shall be accompanied by a copy of the communication that such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt for such application, afford such applicants access during normal business hours to the current list of Certificateholders. Each Holder, by receiving and holding a Certificate, shall be deemed to have agreed to hold none of the Servicer, the Certificate Insurer or the Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

         SECTION 6.7. Maintenance of Office or Agency. The Trustee shall maintain in Minneapolis, Minnesota, an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustee in respect of the Certificates and this Agreement may be served. The Trustee initially designates its office located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479-0070, as its office for such purposes. The Trustee shall give prompt written notice to the Servicer and to Certificateholders of any change in the location of the Certificate Register or any such office or agency.

         SECTION 6.8. Book-Entry Certificates. The Class A Certificates, upon original issuance, will be issued in the form of typewritten Certificates representing the Book-Entry Certificates, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Seller. The Class A Certificates delivered to the Depository Trust Company shall initially be registered on the Certificate Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Certificate Owner will receive a definitive certificate representing such Certificate Owner's interest in the Class A Certificates, except as provided in Section 6.10. Unless and until definitive, fully registered Class A Certificates (the "Definitive Certificates") have been issued to Certificate Owners pursuant to Section 6.10;

                  (i) the provisions of this Section 6.8 shall be in full force and effect;




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



                  (ii) the Seller, the Servicer, the Certificate Registrar, and the Trustee may deal with the Clearing Agency for all purposes (including the making of distributions on the Class A Certificates) as the authorized representative of the Certificate Owners;

                  (iii) to the extent that the provisions of this Section 6.8 conflict with any other provisions of this Agreement, the provisions of this Section 6.8 shall control;

                  (iv) the rights of Certificate Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Certificate Owners and the Clearing Agency and/or the Clearing Agency Participants. Pursuant to the
         Depository Agreement, unless and until Definitive Certificates are issued pursuant to Section 6.10, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the Class A Certificates to such Clearing Agency Participants;

                  (v) whenever this Agreement requires or permits actions to be taken based upon instructions or directions of Holders of Certificates evidencing a specified percentage of the Class A Principal Balance, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Certificate Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in Class A Certificates and has delivered such instructions to the Trustee; and

                  (vi) each such Certificate registered in the name of the Depository's nominee and shall bear the following legend:

                           "Unless   this   Certificate   is   presented  by  an
                  authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein."

         SECTION  6.9.  Notices to  Clearing  Agency.  Whenever  notice or other communication to the Class A Certificateholders is required under this Agreement, unless and until Definitive Certificates shall have been issued to Certificate Owners pursuant to Section 6.10, the Trustee and the Servicer shall give all such notices and communications specified herein to be given to Holders of the Class A Certificates to the Clearing Agency.

         SECTION 6.10. Definitive Certificates. If (i) (A) the Seller advises the Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its



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responsibilities  under the  Depository  Agreement  and (B) the  Trustee  or the
Seller is unable to locate a qualified successor, (ii) the Seller at its option, advises the Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency, or (iii) after the occurrence of an Event of Default, the Clearing Agency at the direction of Certificate Owners representing beneficial interests aggregating not less than 50% of the Class A Certificate Balance, advises the Trustee in writing that a continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Certificate Owners, than the Trustee shall notify the Clearing Agency and request that the Clearing Agency notify all Certificate Owners of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Class A Certificates by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Trustee shall issue
the  Definitive   Certificates  and  deliver  such  Definitive  Certificates  in accordance with the instructions of the Clearing Agency. None of the Seller, the Certificate Registrar nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates, the Trustee shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates, the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder. The Trustee shall not be liable if the Trustee or the Seller is unable to locate a qualified successor Clearing Agency.

                                   ARTICLE VII

                                   The Seller

         SECTION 7.1. Representations of Seller. The Seller makes the following representations to the Certificate Insurer and the Trustee, on which the Certificate Insurer relied in executing and delivering the Policy and on which the Trustee on behalf of itself and the Certificateholders relied in accepting the Receivables in trust and executing and authenticating the Certificates. The representations speak as of the execution and delivery of this Agreement and shall survive the sale of the Receivables to the Trustee.

                  (i) Organization and Good Standing. The Seller has been duly organized and is validly existing as a corporation in good standing under the laws of the State of California, with power and authority to execute, deliver and perform its obligations under this Agreement and to own its properties and to conduct its business as such properties shall be currently owned and such business is presently conducted, and had at all relevant times, and shall have, power, authority, and legal right to acquire and own the Receivables .

                  (ii) Due Qualification. The Seller is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.




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



                  (iii) Power and Authority. The Seller has the power and authority to execute and deliver this Agreement and to carry out its terms; the Seller has full power and authority to sell and assign the property sold and assigned to and deposited with the Trustee as part of the Trust and has duly authorized such sale and assignment to the Trustee by all necessary corporate action; and the execution, delivery, and performance of this Agreement has been duly authorized by the Seller by all necessary corporate action.

                  (iv) Valid Sale; Binding Obligation. This Agreement effects a valid sale, transfer and assignment of the Receivables and the other property conveyed to the Trust pursuant to Section 2.2, enforceable against creditors of and purchasers from the Seller; and this Agreement shall constitute a legal, valid and binding obligation of the Seller enforceable in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered a proceeding in equity or at law.

                  (v) No Violation. The execution, delivery and performance by the Seller of this Agreement and the consummation of the transactions contemplated by this Agreement and the fulfillment of the terms of this Agreement do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under, the articles of incorporation or by-laws of the Seller, or any indenture, agreement, mortgage, deed of trust, or other instrument to which the Seller is a party or by which it is bound or any of its properties are subject; nor result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust, or other instrument (other than this Agreement); nor violate any law, order, rule, or regulation applicable to the Seller of any court or of any Federal or State regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Seller or its properties.

                  (vi) No Proceedings. There are no proceedings or investigations pending, or to the Seller's best knowledge, threatened, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality having jurisdiction over the Seller or its properties: (A) asserting the invalidity of this Agreement or the Certificates, (B) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement, (C) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement or the Certificates, or (D) relating to the Seller and which might adversely affect the Federal or State income, excise, franchise or similar tax attributes of the Certificates.

                  (vii) No Consents. No consent, approval, authorization or order of or declaration or filing with any governmental authority is required for the issuance or sale of the Certificates or the consummation of the other transactions contemplated by this Agreement, except such as have been duly made or obtained.



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                  (viii) The Seller has filed on a timely  basis all tax returns required to be filed by it and paid all taxes, to the extent that such taxes have become due.

                  (ix) The Seller hereby represents and warrants to the Trustee that the Seller's principal place of business and chief executive office is, and for the four months preceding the date of this Agreement has been, located at: 2 Ada, Irvine, California 92618.

         SECTION 7.2. Liability of Seller; Indemnities. The Seller shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Seller under this Agreement and the representations made by the Seller in this Agreement. The Seller shall indemnify, defend, and hold harmless the Trustee and the Standby Servicer from and against any loss, liability or expense incurred by reason of (a) the Seller's willful misfeasance, bad faith, or negligence in the performance of its duties under this Agreement, or by reason of reckless disregard of its obligations and duties under this Agreement or (b) the Seller's violation of Federal or State securities laws in connection with the sale of the Certificates.

         Indemnification under this Section 7.2 shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If the Seller shall have made any indemnity payments to the Trustee or the Standby Servicer pursuant to this Section and the Trustee or the Standby Servicer thereafter shall collect any of such amounts from others, the Trustee or the Standby Servicer shall repay such amounts to the Seller, without interest.

         SECTION 7.3. Merger or Consolidation of, or Assumption of the Obligations of, Seller. Any Person (a) into which the Seller may be merged or consolidated, (b) which may result from any merger or consolidation to which the Seller shall be a party, or (c) which may succeed to the properties and assets of the Seller substantially as a whole, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Seller under this Agreement, shall be the successor to the Seller hereunder without the execution or filing of any document or any further act by any of the parties to this Agreement; provided, however, that (i) immediately after giving effect to such transaction, no representation or warranty made pursuant to
Section 2.5 shall have been breached and no Event of Default and no event that, after notice or lapse of time, or both, would become an Event of Default shall have happened and be continuing, (ii) the Seller shall have delivered to the Certificate Insurer and the Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger, or succession and such agreement or assumption comply with this Section 7.3 and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, (iii) the Seller shall have delivered to the Certificate Insurer and the Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Trustee in the Receivables, and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest and (iv) immediately after giving effect to such transaction, no Insurance Agreement Event of Default and no event that, after



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notice or lapse of time, or both,  would become an Insurance  Agreement Event of
Default shall have happened and be continuing. The Seller shall provide notice of any merger, consolidation or succession pursuant to this Section 7.3 to each Rating Agency and shall have received confirmation from each Rating Agency that the then current rating of the Class A Certificates or the Class B Certificates will not be downgraded as a result of such merger, consolidation or succession. Notwithstanding anything herein to the contrary, the execution of the foregoing agreement of assumption and compliance with clause (i), (ii), (iii) or (iv) above shall be conditions to the consummation of the transactions referred to in clause (a), (b) or (c) above.

         SECTION 7.4. Limitation on Liability of Seller and Others. The Seller and any director or officer or employee or agent of the Seller may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Seller shall not be under any obligation to appear in, prosecute, or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

         SECTION 7.5. Seller May Own Certificates. The Seller and any Person controlling, controlled by, or under common control with the Seller may in its individual or any other capacity become the owner or pledgee of Certificates with the same rights as it would have if it were not the Seller or an Affiliate thereof, except as otherwise provided in the definition of "Certificateholder" specified in Section 1.1 and in Section 1.6. Certificates so owned by or pledged to the Seller or such controlling or commonly controlled Person shall have an equal and proportionate benefit under the provisions of this Agreement, without preference, priority, or distinction as among all of the Certificates except as otherwise provided herein or by the definition of Certificateholder.


                                  ARTICLE VIII

                                  The Servicer

         SECTION 8.1. Representations of Servicer. The Servicer makes the following representations to the Certificate Insurer and the Trustee, on which the Certificate Insurer relies in executing and delivering the Policy, and on which the Trustee on behalf of itself and the Certificateholders relies in accepting the Receivables in trust and executing and authenticating the Certificates. The representations speak as of the execution and delivery of this Agreement and shall survive the sale of the Receivables to the Trustee.

                  (i) Organization and Good Standing. The initial Servicer has been duly organized and is validly existing as a corporation in good standing under the laws of the State of California, with power and authority to own its properties and to conduct its business as such properties shall be currently owned and such business is presently conducted, and had at all relevant times, and shall have, power, authority, and legal right to acquire, own, and service the Receivables.



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                  (ii) Due  Qualification.  The Servicer is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business
         (including the servicing of the Receivables as required by this Agreement) shall require such qualifications.

                  (iii) Power and Authority. The Servicer has the power and authority to execute and deliver this Agreement and the Basic Documents to which it is a party and to carry out its terms and their terms, respectively; and the execution, delivery, and performance of this Agreement and the basic documents to which it is a party has been duly authorized by the Servicer by all necessary corporate action.

                  (iv) Binding Obligation. This Agreement and the Basic Documents to which the Servicer is a party shall constitute legal, valid and binding obligation of the Servicer enforceable in accordance with their respective terms except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law.

                  (v) No Violation. The execution, delivery and performance by the Servicer of this Agreement and the consummation of the transactions contemplated by this Agreement and the Basic Documents to which the Servicer is a party and the fulfillment of the terms of this Agreement and the Basic Documents to which the Servicer is a party do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the articles of incorporation or by-laws of the Servicer, or any indenture, agreement, mortgage, deed of trust, or other instrument to which the Servicer is a party or by which it is bound or any of its properties are subject; nor result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any indenture, agreement, mortgage, deed of trust, or other instrument (other than the Basic Documents) nor violate any law, order, rule, or regulation applicable to the Servicer of any court or of any Federal or State regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Servicer or its properties.

                  (vi) No Proceedings. There are no proceedings or investigations pending, or to the initial Servicer's best knowledge, threatened against the initial Servicer, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality having jurisdiction over the Servicer or its properties: (A) asserting the invalidity of this Agreement or the Certificates or any of the Basic Documents to which it is a party, (B) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement or any of the Basic Documents to which it is a party, (C) seeking any determination or ruling that might materially and adversely affect the performance by the initial Servicer of its obligations under, or the



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         validity or  enforceability  of, this Agreement or the  Certificates or any of the Basic Documents to which it is a party, or (D) relating to the initial Servicer and which might adversely affect the Federal or State income, excise, franchise or similar tax attributes of the Certificates.

                  (vii) No Consents. No consent, approval, authorization or order of or declaration or filing with any governmental authority is required for the issuance or sale of the Certificates or the consummation of the other transactions contemplated by this Agreement, except such as have been duly made or obtained.

                  (viii) Taxes. The Servicer has filed on a timely basis all tax returns required to be filed by it and paid all taxes, to the extent that such taxes have become due.

                  (ix) Chief Executive Office. The initial Servicer hereby represents and warrants to the Trustee that the Servicer's principal place of business and chief executive office is, and for the four months preceding the date of this Agreement has been, located at:
         2 Ada, Irvine, California 92618.

                  (x) Year 2000 Compliance. The Servicer covenants that its computer and other systems used in servicing the Receivables will be modified to operate in a manner such that on and after January 1, 2000
         (i) the Servicer can service the Receivables in accordance with the terms of this Agreement and (ii) the Servicer can operate its business in substantially the same manner as it is operating on the date hereof. The Servicer shall certify in writing to the Standby Servicer no later than June 30, 1999 that it is in compliance with this Section 8.1 (x)

         SECTION 8.2. Indemnities of Servicer. (a) The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer under this Agreement and the representations made by the Servicer herein.

                  (i) The initial Servicer shall defend, indemnify, and hold harmless the Trustee, the Standby Servicer, the Collateral Agent, the Class B Collateral Agent, the Trust, the Certificate Insurer, the Certificateholders and the Seller, from and against any and all costs, expenses, losses, damages, claims, and liabilities, arising out of or resulting from the use, ownership, or operation by the Servicer or any Affiliate thereof of a Financed Vehicle.

                  (ii) The initial Servicer shall indemnify, defend and hold harmless the Trustee, the Standby Servicer, the Collateral Agent, the Class B Collateral Agent, the Trust, the Certificate Insurer and the Seller from and against any taxes that may at any time be asserted against the Trustee, the Standby Servicer, the Collateral Agent, the Class B Collateral Agent, the Trust, the Certificate Insurer or the Seller, with respect to the transactions contemplated herein including, without limitation, any sales, gross receipts,



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         general corporation,  tangible personal property, privilege, or license taxes and costs and expenses in defending against the same.

                  (iii) The initial Servicer shall indemnify, defend, and hold harmless the Trustee, the Standby Servicer, the Collateral Agent, the Class B Collateral Agent, the Seller, the Certificate Insurer, the Trust and the Certificateholders from and against any and all costs, expenses, losses, claims, damages, and liabilities to the extent that such cost, expense, loss, claim, damage, or liability arose out of, or was imposed upon the Trustee, the Standby Servicer, the Collateral Agent, the Class B Collateral Agent, the Seller, the Trust or the Certificateholders through, the negligence, willful misfeasance, or bad faith of the Servicer in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement.

                  (iv) The initial Servicer shall indemnify, defend, and hold harmless the Trustee, the Standby Servicer, the Collateral Agent and the Class B Collateral Agent from and against all costs, expenses, losses, claims, damages, and liabilities arising out of or incurred in connection with the acceptance or performance of the trusts and duties herein contained, if any, except to the extent that such cost, expense, loss, claim, damage or liability: (a) shall be due to the willful misfeasance, bad faith, or negligence (except for errors in judgment) of the Trustee, the Standby Servicer, Collateral Agent or the Class B Collateral Agent, as applicable; (b) relates to any tax other than the taxes with respect to which the Servicer shall be required to indemnify the Trustee, the Standby Servicer, the Collateral Agent or the Class B Collateral Agent; or (c) shall arise from the Trustee's breach of any of its representations or warranties set forth in Section 10.13.

                  (v) Notwithstanding the foregoing, the Servicer shall not be obligated to defend, indemnify, and hold harmless any Certificateholder for any losses, claims, damages or liabilities incurred by any Certificateholders arising out of claims, complaints, actions and allegations relating to Section 406 of ERISA or Section 4975 of the Code as a result of the purchase or holding of a Certificate by such Certificateholder with the assets of a plan subject to such provisions of ERISA or the Code or the servicing, management and operation of the Trust.

         (b) For purposes of this Section, in the event of the termination of the rights and obligations of the Servicer (or any successor thereto pursuant to Section 8.3) as Servicer pursuant to Section 9.1, or a resignation by the Servicer pursuant to this Agreement, such Servicer shall be deemed to continue to be the Servicer pending appointment of a successor Servicer pursuant to
Section 9.2. The provisions of this Section 8.2(b) shall in no way affect the survival pursuant to Section 8.2(c) of the indemnification by the outgoing Servicer provided by Section 8.2(a).

         (c) Indemnification by the initial Servicer under this Section 8.2 shall survive the termination of this Agreement and any resignation or removal of CPS as Servicer and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Servicer shall



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have made any  indemnity  payments  pursuant to this  Section and the  recipient thereafter collects any of such amounts from others, the recipient shall promptly repay such amounts to the Servicer, without interest.

         SECTION 8.3. Merger or Consolidation of, or Assumption of the Obligations of, Servicer or Standby Servicer. (a) Any Person (i) into which the Servicer may be merged or consolidated, (ii) which may result from any merger or consolidation to which the Servicer shall be a party, or (iii) which may succeed to the properties and assets of the Servicer substantially as a whole, shall execute an agreement of assumption to perform every obligation of the Servicer hereunder, and whether or not such assumption agreement is executed, shall be the successor to the Servicer under this Agreement without further act on the part of any of the parties to this Agreement; provided, however, that (w) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default shall have happened and be continuing, (x) the Servicer shall have delivered to the Trustee and the Certificate Insurer an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section 8.3 and that all conditions precedent provided for in this Agreement relating to such transaction have been complied with, (y) the Servicer shall have delivered to the Trustee and the Certificate Insurer an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Trustee in the Receivables and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest and (z) nothing herein shall be deemed to release the Servicer from any obligation. Notwithstanding anything herein to the contrary, the execution of the foregoing agreement of assumption and compliance with clauses (w), (x), (y) or (z) above shall be conditions to the consummation of the transactions referred to in clause (i), (ii) or (iii) above.

         (b) Any Person (i) into which the Standby Servicer may be merged or consolidated, (ii) which may result from any merger or consolidation to which the Standby Servicer shall be a party, or (iii) which may succeed to the properties and assets of the Standby Servicer substantially as a whole, shall execute an agreement of assumption to perform every obligation of the Servicer hereunder, and whether or not such assumption agreement is executed, shall be the successor to the Standby Servicer under this Agreement without further act on the part of any of the parties to this Agreement; provided, however, that nothing herein shall be deemed to release the Standby Servicer from any obligation.

         SECTION 8.4. Limitation on Liability of Servicer and Others. Neither the Servicer nor any of the directors or officers or employees or agents of the Servicer shall be under any liability to the Trust or the Certificateholders, except as provided under this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement; provided, however, that this provision shall not protect the Servicer or any such Person against any liability that would otherwise be imposed by reason of a breach of this Agreement or willful misfeasance, bad faith, or negligence in the performance of duties or by reason of reckless disregard of



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obligations  and duties under this  Agreement.  The Servicer and any director or officer or employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement. Except as provided in this Agreement, the Servicer shall not be under any obligation to appear in, prosecute, or defend any legal action that shall not be incidental to its duties to service the Receivables in accordance with this Agreement, and that in its opinion may involve it in any expense or liability.

         SECTION 8.5. Servicer and Standby Servicer Not to Resign. Subject to the provisions of Section 8.3, neither the Servicer nor the Standby Servicer may resign from the obligations and duties hereby imposed on it as Servicer or Standby Servicer, as applicable, under this Agreement except upon determination that by reason of a change in legal requirements the performance of its duties under this Agreement would cause it to be in violation of such legal requirements in a manner which would result in a material adverse effect on the Servicer or the Standby Servicer, as the case may be, and the Certificate Insurer does not elect to waive the obligations of the Servicer or the Standby Servicer, as the case may be, to perform the duties which render it legally unable to act or does not elect to delegate those duties to another Person. Notice of any such determination permitting the resignation of the Servicer or the Standby Servicer, as the case may be, shall be communicated to the Trustee and the Certificate Insurer at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to and satisfactory to the Trustee and the Certificate Insurer concurrently with or promptly after such notice. No such resignation of the Servicer shall become effective until a successor servicer shall have assumed the responsibilities and obligations of CPS in accordance with Section 9.2 and the Servicing Assumption Agreement, if applicable. No such resignation of the Standby Servicer shall become effective until an entity acceptable to the Certificate Insurer shall have assumed the responsibilities and obligations of the Standby Servicer; provided, however, that if no such entity shall have assumed such responsibilities and obligations of the Standby Servicer within 60 days of the resignation of the Standby Servicer, the Standby Servicer may petition a court of competent jurisdiction for the appointment of a successor to the Standby Servicer.


                                   ARTICLE IX

                                     Default

         SECTION 9.1. Events of Default. If any one of the following events ("Events of Default") shall occur and be continuing:

                  (i) Any failure by the Servicer to deliver to the Trustee for distribution to Certificateholders any proceeds or payment required to be so delivered under the terms of the Certificates and this Agreement that shall continue unremedied for a period of two Business Days (or, in the case of a payment or deposit to be made no later than a



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         Distribution  Date, the failure to make such payment or deposit by such
         Distribution Date); or the certificate required by Section 3.9, the statement required by Section 3.10, or the report required by Section
         3.11 shall not have been delivered within five (5) days after the date such certificates or statements or reports, as the case may be, are required to be delivered; or

                  (ii) Failure on the part of CPS, the Servicer, or the Seller, as the case may be, duly to observe or to perform in any material respect any other covenants or agreements of CPS, the Servicer or the Seller (as the case may be) set forth in the Certificates, the Purchase Agreements or in this Agreement, which failure shall continue unremedied for a period of 30 days after the date on which written notice of such failure requiring the same to be remedied, shall have been given (1) to CPS, the Servicer or the Seller (as the case may be), by the Certificate Insurer or the Trustee, or (2) to the Servicer or the Seller, (as the case may be), and to the Trustee and the Certificate Insurer by the Holders of Class A Certificates evidencing not less than 25% of the Class A Certificate Balance or, after the Class A Certificates have been paid in full and all outstanding Reimbursement Obligations and other amounts due to the Certificate Insurer have been paid in full, by the Holders of Class B Certificates evidencing not less than 25% of the Class B Certificate Balance; or

                  (iii) The entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, or liquidator for CPS, the Servicer or the Seller (or, so long as CPS is Servicer, any of the Servicer's Affiliates) in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (iv) The consent by CPS, the Servicer or the Seller (or, so long as CPS is Servicer, any of the Servicer's Affiliates) to the appointment of a conservator, trustee, receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of or relating to the Servicer or the Seller (or, so long as CPS is Servicer, any of the Servicer's Affiliates) of or relating to substantially all of its property; or the Servicer or the Seller (or, so long as CPS is Servicer, any of the Servicer's Affiliates) shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

                  (v) The occurrence of an Insurance Agreement Event of Default;

then, and in each and every case, so long as an Event of Default shall not have been remedied, provided (i) no Insurer Default shall have occurred and be continuing, the Certificate Insurer in its sole and absolute discretion, or (ii) if an Insurer Default shall have occurred and be



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continuing,  then  either  the  Trustee or the  Holders of Class A  Certificates
evidencing not less than 25% of the Class A Certificate Balance or (iii) if the Class A Certificates have been paid in full and either (A) all outstanding Reimbursement Obligations and other amounts due to the Certificate Insurer have been paid in full or (B) an Insurer Default shall have occurred and be continuing, then either the Trustee or the Holders of Class B Certificates evidencing not less than 25% of the Class B Certificate Balance, by notice then given in writing to the Servicer (and to the Trustee if given by the Certificate Insurer or by the Certificateholders) may terminate all of the rights and obligations of the Servicer under this Agreement. The Servicer shall be entitled to its pro rata share of the Servicing Fee for the number of days in the Collection Period prior to the effective date of its termination. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates or the Receivables or otherwise, shall, without further action, pass to and be vested in (i) the Standby Servicer or (ii) such successor Servicer as may be appointed under Section 9.2; provided, however, that the successor Servicer shall have no liability with respect to any obligation which was required to be performed by the predecessor Servicer prior to the date the successor Servicer
becomes   the   Servicer   or  any  claim  of  a  third   party   (including   a
Certificateholder) based on any alleged action or inaction of the predecessor Servicer as Servicer; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the predecessor Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and related documents, or otherwise. The predecessor Servicer shall cooperate with the successor Servicer and the Trustee in effecting the termination of the responsibilities and rights of the predecessor Servicer under this Agreement, including the transfer to the successor Servicer for administration by it of all cash amounts that shall at the time be held or should have been held by the predecessor Servicer for deposit, or shall thereafter be received with respect to a Receivable and the delivery to the successor Servicer of all files and records concerning the Receivables and a computer tape in readable form containing all information necessary to enable the successor Servicer to service the Receivables and the other property of the Trust. All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the Receivable Files to the successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section 9.1 shall be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs and expenses. In addition, any successor Servicer shall be entitled to payment from the immediate predecessor Servicer for reasonable transition expenses incurred in connection with acting as successor Servicer, and to the extent not so paid, such payment shall be made pursuant to Section 4.6(c) hereof. Upon receipt of notice of the occurrence of an Event of Default, the Trustee shall give notice thereof to the Rating Agencies. The predecessor Servicer shall grant the Trustee, the Standby Servicer and the Certificate Insurer reasonable access to the predecessor Servicer's premises at the predecessor Servicer's expense. If requested by the Certificate Insurer, the Standby Servicer or successor Servicer shall terminate any arrangements relating to (i) the Lock-Box Account with the Lock-Box Bank, (ii) the Post-Office Box or (iii) the Lock-Box Agreement, and direct the Obligors to make all payments under the Receivables directly to the Servicer at the predecessor Servicer's expense (in which event the successor Servicer shall



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process such payments  directly,  or, through a Lock-Box Account with a Lock-Box
Bank at the direction of the Certificate Insurer).

         SECTION 9.2. Appointment of Successor. (a) Upon the Servicer's receipt of notice of termination pursuant to Section 9.1, the Servicer's resignation in accordance with the terms of this Agreement or expiration or non-renewal of the term of the Servicer hereunder in accordance with Section 3.14, the predecessor Servicer shall continue to perform its functions as Servicer under this Agreement, in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of expiration and non-renewal of the term of the Servicer upon the expiration of such term, and, in the case of resignation, until the later of (x) the date 45 days from the delivery to the Trustee of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of this Agreement and (y) the date upon which the predecessor Servicer shall become unable to act as Servicer, as specified in the notice of resignation and accompanying Opinion of Counsel. In the event of termination of the Servicer, Norwest Bank Minnesota, National Association, as Standby Servicer, shall assume the obligations of Servicer hereunder on the date specified in such written notice (the "Assumption Date") pursuant to the Servicing Assumption Agreement or, in the event that the Certificate Insurer shall have determined that a Person other than the Standby Servicer shall be the successor Servicer in accordance with Section 9.2(c), such Person shall assume the obligations of Servicer hereunder on the date of the execution of a written assumption agreement by such Person to serve as successor Servicer. Notwithstanding the Standby Servicer's assumption of, and its agreement to perform and observe, all duties, responsibilities and obligations of CPS as Servicer under this Agreement arising on and after the Assumption Date, the Standby Servicer shall not be deemed to have assumed or to become liable for, or otherwise have any liability for, any duties, responsibilities, obligations or liabilities of CPS or any other predecessor Servicer arising on or before the Assumption Date, whether provided for by the terms of this Agreement, arising by operation of law or otherwise, including, without limitation, any liability for, any duties, responsibilities, obligations or liabilities of CPS or any other predecessor Servicer arising on or before the Assumption Date under Sections 3.7, 4.4 or 8.2 of this Agreement, regardless of when the liability, duty, responsibility or obligation of CPS or any other predecessor Servicer theretofore arose, whether provided by the terms of this Agreement, arising by operation of law or otherwise. In addition, if the Standby Servicer shall be legally unable to act as Servicer and an Insurer Default shall have occurred and be continuing, the Standby Servicer, the Trustee or Class A Certificateholders holding Class A Certificates evidencing not less than a majority of the Class A Certificate Balance (or, if the Class A Certificates have been paid in full, Class B Certificateholders holding Class B Certificates evidencing not less than a majority of the Class B Certificate Balance) may petition a court of competent jurisdiction to appoint any successor to the Servicer. Pending appointment pursuant to the preceding sentence, the Standby Servicer shall act as successor Servicer unless it is legally unable to do so, in which event the predecessor Servicer shall continue to act as Servicer until a successor has been appointed and accepted such appointment. In the event that a successor Servicer has not been appointed at the time when the predecessor Servicer has ceased to act as Servicer in accordance with this Section 9.2, then the



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Certificate  Insurer,  in  accordance  with  Section  9.2(c) shall  appoint,  or petition a court of competent jurisdiction to appoint a successor to the Servicer under this Agreement.

         (b) Upon appointment, the successor Servicer shall be the successor in all respects to the predecessor Servicer and shall be subject to all the responsibilities, duties, and liabilities arising thereafter relating thereto placed on the predecessor Servicer, and shall be entitled to the Servicing Fee and all of the rights granted to the predecessor Servicer, by the terms and provisions of this Agreement.

         (c) Subject to Section 12.11, the Certificate Insurer may exercise at any time its right to appoint as Standby Servicer or as successor Servicer a Person other than the Person serving as Standby Servicer at the time, and shall have no liability to the Trustee, CPS, the Seller, the Person then serving as Standby Servicer, any Certificateholder or any other Person if it does so.
Subject to Section 8.5, no provision of this Agreement shall be construed as relieving the Standby Servicer of its obligation to succeed as successor Servicer upon the termination of the Servicer pursuant to Section 9.1 or resignation of the Servicer pursuant to Section 8.5. If upon any such resignation or termination, the Certificate Insurer appoints a successor
Servicer other than the Standby Servicer, the Standby Servicer shall not be relieved of its duties as Standby Servicer hereunder.

         SECTION 9.3.  Reserved.

         SECTION 9.4. Notification to Certificateholders. Upon any termination of, or appointment of a successor to, the Servicer pursuant to this Article IX, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each of the Rating Agencies.

         SECTION 9.5. Direction of Insolvency Proceedings by Certificate Insurer. (a) In the event that the Trustee has received a certified copy of an order of the appropriate court that any Class A Guaranteed Distribution Amount paid on a Class A Certificate has been avoided in whole or in part as a preference payment under applicable bankruptcy law, the Trustee shall so notify the Certificate Insurer, shall comply with the provisions of the Policy to obtain payment by the Certificate Insurer of such avoided Class A Guaranteed Distribution Amount payment, and shall, at the time it provides notice to the Certificate Insurer, notify Holders of the Class A Certificates by mail that, in the event that any Class A Certificateholder's payment is so recoverable, such Class A Certificateholder will be entitled to payment pursuant to the terms of the Policy. Pursuant to the terms of the Policy, the Certificate Insurer will make such payment on behalf of the Class A Certificateholder to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the order and not to the Trustee or any Class A Certificateholder directly (unless a Class A Certificateholder has previously paid such payment to the receiver, conservator, debtor-in-possession or trustee in bankruptcy, in which case the Certificate Insurer will make such payment to the Trustee for distribution to such Class A Certificateholder upon proof of such payment reasonably satisfactory to the Certificate Insurer).




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         (b) Upon  knowledge of any of the following  events,  the Trustee shall promptly notify the Certificate Insurer of (i) the commencement of any of the events or proceedings described in Section 9.1 (iii) or (iv) in respect of the Seller or the Servicer or any such event or proceedings applicable to an Obligor under a Receivable (any such event or proceedings, an "Insolvency Proceeding") and (ii) the making of any claim in connection with any Insolvency Proceeding seeking the avoidance as a preferential transfer (a "Preference Claim") with regard to any payment of principal of, or interest on a Class A Certificate. Each Class A Certificateholder, by its purchase of Class A Certificates, and the Trustee hereby agree that, the Certificate Insurer may, provided an Insurer Default has not occurred, at any time during the continuation of an Insolvency Proceeding direct all matters relating to such Insolvency Proceeding, including, without limitation, (i) all matters relating to any Preference Claim, (ii) the direction of any appeal of any order relating to any Preference Claim and (iii) the posting of any surety, supersedeas or performance bond pending any such appeal at the expense of the Certificate Insurer, but subject to reimbursement as provided in the Insurance Agreement. In addition, and without limitation of the foregoing, as set forth in Section 4.9, the Certificate Insurer shall be subrogated to, and each Class A Certificateholder and the Trustee hereby delegate and assign, to the fullest extent permitted by law, the rights of the Trustee and each Class A Certificateholder in the conduct of any proceeding with respect to a Preference Claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Preference Claim.

         SECTION 9.6. Action Upon Certain Failures of the Servicer. In the event that the Trustee shall have knowledge of any failure of the Servicer specified in Section 9.1 which would give rise to a right of termination under such Section upon the Servicer's failure to remedy the same after notice, the Trustee shall give notice thereof to the Servicer and the Certificate Insurer. For all purposes of this Agreement, the Trustee shall not be deemed to have knowledge of any failure of the Servicer as specified in Section 9.1 unless notified thereof in writing by the Servicer, the Certificate Insurer or by a Certificateholder. The Trustee shall be under no duty or obligation to investigate or inquire as to any potential failure of the Servicer specified in Section 9.1.


                                    ARTICLE X

                                   The Trustee

         SECTION 10.1. Duties of Trustee. The Trustee, both prior to the occurrence of an Event of Default and after an Event of Default shall have been cured or waived, shall undertake to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Default shall have occurred and shall not have been cured or waived, the Trustee shall exercise such of the rights and powers vested in it by this Agreement and shall use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.




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         The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee that shall be specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.

         The Trustee shall take and maintain custody of the Receivable Files (except as otherwise provided herein) and the Schedule of Receivables included as an exhibit to this Agreement and shall retain copies of all Servicer's Certificates prepared hereunder.

         No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own bad faith; provided, however, that:

                  (i) Prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as shall be specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely on the truth of the statements and the correctness of the opinions expressed in any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

                  (ii) The Trustee shall not be liable for an error of judgment made in good faith by a Trustee Officer, unless it shall be proved that the Trustee shall have been negligent in ascertaining the pertinent facts;

                  (iii) The  Trustee  shall not be liable  with  respect  to any action taken, suffered, or omitted to be taken in good faith in accordance with this Agreement or at the direction of the Certificate Insurer or, after an Insurer Default, the Holders of Class A Certificates evidencing not less than 25% of the Class A Certificate Balance or, after the Class A Certificates have been paid in full and either (A) all outstanding Reimbursement Obligations and other amounts due to the Certificate Insurer have been paid in full or (B) an Insurer Default shall have occurred and be continuing, the Holders of Class B Certificates evidencing not less than 25% of the Class B Certificate Balance, relating to the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

                  (iv) The Trustee shall not be charged with knowledge of any Event of Default, unless a Trustee Officer assigned to the Trustee's Corporate Trust Office receives written notice of such Event of Default from CPS, the Servicer or the Seller, as the case may be, the Certificate Insurer or, after an Insurer Default, the Holders of Class A Certificates evidencing not less than 25% of the Class A Certificate Balance or, after the Class A



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         Certificates  have been  paid in full and  either  (A) all  outstanding
         Reimbursement Obligations and other amounts due to the Certificate Insurer have been paid in full or (B) an Insurer Default shall have occurred and be continuing, the Holders of Class B Certificates evidencing not less than 25% of the Class B Certificate Balance (such notice shall constitute actual knowledge of an Event of Default by the Trustee); and

                  (v) The Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement.

         The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there shall be reasonable grounds for believing that the repayment of such funds or adequate indemnity against such risk or liability shall not be reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Agreement except during such time, if any, as the Trustee, in its capacity as Standby Servicer, shall be the successor to, and be vested with the rights, duties, powers, and privileges of, the Servicer in accordance with the terms of this Agreement.

         Except for actions expressly authorized by this Agreement, the Trustee shall take no action reasonably likely to impair the security interests created or existing under any Receivable or Financed Vehicle or to impair the value of any Receivable or Financed Vehicle.

         All information obtained by the Trustee regarding the Obligors and the Receivables, whether upon the exercise of its rights under this Agreement or otherwise, shall be maintained by the Trustee in confidence and shall not be disclosed to any other Person, unless such disclosure is required by this Agreement or any applicable law or regulation.

         SECTION 10.2. Trustee's Certificate. On or as soon as practicable after each Distribution Date on which Receivables shall be assigned to CPS or the Servicer, as applicable, pursuant to this Agreement, based on amounts deposited to the Collection Account, notices received pursuant to this Agreement and the information contained in the Servicer's Certificate for the related Collection Period, identifying the Receivables purchased by CPS pursuant to Section 2.6 or
2.8 or purchased by the Servicer pursuant to Section 3.7 or 11.2, the Trustee shall execute a Trustee's Certificate (in the form of Exhibit C-1 or C-2, as applicable), and shall deliver such Trustee's Certificate, accompanied by a copy of the Servicer's Certificate for such Collection Period to CPS or the Servicer, as the case may be. The Trustee's Certificate submitted with respect to such Distribution Date shall operate, as of such Distribution Date, as an assignment, without recourse, representation, or warranty, to CPS or the Servicer, as the case may be, of all the Trustee's right, title, and interest in and to such repurchased Receivable, and all security and documents relating thereto, such assignment being an assignment outright and not for security.




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



         SECTION 10.3.  Reserved.

         SECTION 10.4. Certain Matters Affecting Trustee. Except as otherwise provided in Section 10.1:

                  (i) The Trustee may rely and shall be fully protected in acting or refraining from acting upon any resolution, Officer's Certificate, Servicer's Certificate, certificate of auditors, or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

                  (ii) The Trustee may consult with counsel, and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by the Trustee under this Agreement in good faith and in accordance with such Opinion of Counsel.

                  (iii) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct, or defend any litigation under this Agreement or in relation to this Agreement, at the request, order or direction of any of the Certificateholders or the Certificate Insurer pursuant to the provisions of this Agreement, unless such Certificateholders or the Certificate Insurer shall have offered to the Trustee reasonable (in the Trustee's judgment) security or indemnity against the costs, expenses, and liabilities that may be incurred therein or thereby; nothing contained in this Agreement, however, shall relieve the Trustee of the obligations, upon the occurrence of an Event of Default (that shall not have been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, with the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

                  (iv) Prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default that may have occurred, the Trustee shall not be bound to make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, or other paper or document (other than for its duties pursuant to Section 2.8), unless requested in writing to do so by the Certificate Insurer or Holders of Class A Certificates evidencing not less than 25% of the Class A Certificate Balance or, after the Class A Certificates have been paid in full and either (A) all outstanding Reimbursement Obligations and other amounts due to the Certificate Insurer have been paid in full or (B) an Insurer Default shall have occurred and be continuing, the Holders of Class B Certificates evidencing not less that 25% of the Class B Certificate Balance; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses, or liabilities likely to be incurred by it in the making of such investigation shall be, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such cost, expense, or



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



         liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Person making such request or, if paid by the Trustee, shall be reimbursed by the Person making such request upon demand. Nothing in this clause (iv) shall affect the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors.

                  (v) The Trustee may execute any of the trusts or powers hereunder or perform any duties under this Agreement either directly or by or through agents or attorneys or a custodian. The Trustee shall not be responsible for any misconduct or negligence of any such agent or custodian appointed with due care by it hereunder or of the Servicer in its capacity as Servicer or custodian.

                  (vi) Except as may be required by Sections 2.8 and 10.1, subsequent to the sale of the Receivables by the Seller to the Trust, the Trustee shall have no duty of independent inquiry, and the Trustee may rely upon the representations and warranties and covenants of the Seller and the Servicer contained in this Agreement with respect to the Receivables and the Receivable Files.

                  (vii) The Trustee may rely, and shall be fully protected in so relying, as to factual matters relating to the Seller or the Servicer, on an Officer's Certificate of the Seller or Servicer, respectively.

                  (viii) The Trustee shall not be required to take any action or refrain from taking any action under this Agreement, or any related documents referred to herein, nor shall any provision of this Agreement, or any such related document be deemed to impose a duty on the Trustee to take action, if the Trustee shall have been advised by counsel that such action is contrary to (i) the terms of this Agreement, (ii) any such related document or (iii) law.

         SECTION 10.5. Trustee Not Liable for Certificates or Receivables. The recitals contained herein and in the Certificates (other than the certificate of authentication on the Certificates) shall be taken as the statements of the Seller or the Servicer, as the case may be, and the Trustee assumes no responsibility for the correctness thereof. The Trustee shall make no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the certificate of authentication on the Certificates), or of any Receivable or related document. The Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity, and enforceability of any security interest in any Financed Vehicle or any Receivable, or the perfection and priority of such a security interest or the maintenance of any such perfection and priority, or for or with respect to the efficacy of the Trust or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation: the existence, condition, location, and ownership of any Financed Vehicle; the existence and enforceability of any physical damage insurance thereon; except as required by Section 2.8, the existence, contents and completeness of any Receivable or any Receivable File or any computer or other record thereof; the validity of the assignment of any Receivable to the



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



Trust or of any intervening assignment; except as required by Section 2.8, the performance or enforcement of any Receivable; the compliance by the Seller or the Servicer with any warranty or representation made under this Agreement or in any related document and the accuracy of any such warranty or representation prior to the Trustee's receipt of notice or other discovery of any noncompliance therewith or any breach thereof; any investment of monies by or at the direction of the Servicer or the Certificate Insurer or any loss resulting therefrom (it being understood that the Trustee shall remain responsible for any Trust Assets or Transaction Account Property that it may hold); the acts or omissions of the Seller, the Servicer, or any Obligor; any action of the Servicer taken in the name of the Trustee; or any action by the Trustee taken at the instruction of the Servicer; provided, however, that the foregoing shall not relieve the Trustee of its obligation to perform its duties under this Agreement. Except with respect to a claim based on the failure of the Trustee to perform its duties under this Agreement or based on the Trustee's negligence or willful misconduct, no recourse shall be had for any claim based on any provision of this Agreement, the Certificates, or any Receivable or assignment thereof against the Trustee in its individual capacity, the Trustee shall not have any personal obligation, liability, or duty whatsoever to any Certificateholder or any other Person with respect to any such claim, and any such claim shall be asserted solely against the Trust or any indemnitor who shall furnish indemnity as provided in this Agreement. The Trustee shall not be accountable for the use or application by the Seller of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Servicer in respect of the Receivables. The Seller hereby certifies to the Trustee that the Rating Agencies rating the Class A Certificates are Standard & Poor's and Moody's and the Rating Agency rating the Class B Certificates is Standard & Poor's and that their addresses are as set forth in Section 12.5. The Trustee may rely on the accuracy of such certification until it receives from the Seller an Officer's Certificate superseding such certification.

         SECTION 10.6. Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates and may deal with the Seller and the Servicer in banking transactions with the same rights as it would have if it were not Trustee.

         SECTION 10.7. Indemnity of Trustee. CPS as Servicer shall indemnify the Trustee for, and hold it harmless against any loss, liability, or expense incurred without willful misfeasance, negligence, or bad faith on the Trustee's part, arising out of or in connection with the acceptance or administration of the Trust, or the Trustee's performance of its duties hereunder including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties under this Agreement. Additionally the Seller, pursuant to Section 7.2, shall indemnify the Trustee with respect to certain matters, the Servicer, pursuant to
Section 8.2, shall indemnify the Trustee with respect to certain matters, and Certificateholders, pursuant to Section 10.4 shall, upon the circumstances therein set forth, indemnify the Trustee under certain circumstances. The provisions of this Section 10.7 shall survive the termination of this Agreement or any resignation or removal of CPS as Servicer.

         SECTION 10.8. Eligibility Requirements for Trustee. The Trustee under this Agreement shall at all times be organized and doing business under the laws of the United States of



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America; authorized under such laws to exercise corporate trust powers; having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or State authorities; and having a rating, both with respect to long-term and short-term unsecured obligations, of not less than investment grade by the Rating Agencies. If such corporation shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 10.8, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 10.8, the Trustee shall resign immediately in the manner and with the effect specified in Section 10.9.

         SECTION 10.9. Resignation or Removal of Trustee. The Trustee may at any time resign and be discharged from the trusts hereby created by giving 30 days' prior written notice thereof to the Servicer. Upon receiving such notice of resignation, with the prior written consent of (a) the Certificate Insurer and the Holders of Class A Certificates evidencing not less than a majority of the Class A Certificate Balance or (b) if the Class A Certificates have been paid in full and all outstanding Reimbursement Obligations and other amounts owing to the Certificate Insurer have been paid in full, with the prior written consent of the Holders of Class B Certificates evidencing not less than a majority of the Class B Certificate Balance, the Servicer shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee. The Trustee may be removed at any time by written demand of the Certificate Insurer delivered to the Trustee and the Servicer; provided that, if an Insurer Default has occurred which is continuing, such right of the Certificate Insurer shall be inoperative during the period of such Insurer Default and shall instead vest in the Trustee acting at the direction of the Holders of Class A Certificates evidencing not less than a majority of the Class A Certificate Balance or, from and after such time as the Class A Certificates have been paid in full and all outstanding Reimbursement Obligations and other amounts due to the Certificate Insurer have been paid in full, the Holders of Class B Certificates evidencing not less than a majority of the Class B Certificate Balance, in each case, in accordance with Section 12.11.

         If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 10.8 and shall fail to resign after written request therefor by the Servicer, or if at any time the Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver, conservator or liquidator of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Servicer may remove the Trustee. If the Servicer shall remove the Trustee under the authority of the immediately preceding sentence, the Servicer shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor Trustee, and pay all fees and expenses owed to the outgoing Trustee.



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         Any  resignation  or  removal  of  the  Trustee  and  appointment  of a successor Trustee pursuant to any of the provisions of this Section 10.9 shall not become effective until acceptance of appointment by the successor Trustee pursuant to Section 10.10 and payment of all fees and expenses owed to the outgoing Trustee. The Servicer shall provide notice of such resignation or removal of the Trustee to each of the Rating Agencies.

         SECTION 10.10. Successor Trustee. Any successor Trustee appointed pursuant to Section 10.9 shall execute, acknowledge, and deliver to the Servicer, the Certificate Insurer and to its predecessor Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties, and obligations of its predecessor under this Agreement, with like effect as if originally named as Trustee. The predecessor Trustee shall upon payment of its fees and expenses deliver to the successor Trustee all documents and statements and monies held by it under this Agreement; and the Servicer, Certificate Insurer and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties, and obligations.

         No  successor  Trustee  shall  accept  appointment  as provided in this
Section 10.10 unless at the time of such acceptance such successor Trustee shall be eligible pursuant to Section 10.8.

         Upon acceptance of appointment by a successor  Trustee pursuant to this
Section 10.10, the Servicer shall mail notice of the successor of such Trustee under this Agreement to all Holders of Certificates at their addresses as shown in the Certificate Register and to the Rating Agencies. If the Servicer shall fail to mail such notice within 10 days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Servicer.

         SECTION 10.11. Merger or Consolidation of Trustee. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be eligible pursuant to Section 10.8, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided further that the Trustee shall mail notice of such merger or consolidation to the Rating Agencies.

         SECTION 10.12. Co-Trustee; Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust or any Financed Vehicle may at the time be located, the Servicer, the Certificate Insurer
(provided no Insurer Default shall have occurred and be continuing) and the Trustee acting jointly shall have the power and shall execute and deliver all



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instruments  to appoint  one or more  persons  approved by the Trustee to act as co-trustee, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person, in such capacity and for the benefit of the Certificateholders, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 10.12, such powers, duties, obligations, rights, and trusts as the Servicer, the Certificate Insurer and the Trustee may consider necessary or desirable. If the Servicer and the Certificate Insurer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in the case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 10.8, except that the co-trustee or its parent shall comply with the rating requirements set forth therein, and no notice of a successor trustee pursuant to Section 10.10 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 10.10.

         Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) All rights, powers, duties, and obligations conferred or imposed upon the Trustee shall be conferred upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee under this Agreement or, in its capacity as Standby Servicer, as successor to the Servicer under this Agreement), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties, and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

                  (ii) No trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

                  (iii) Provided no Insurer Default shall have occurred and be continuing, the Certificate Insurer may, and, in the event an Insurer Default shall have occurred and be continuing, then, the Servicer and the Trustee acting jointly may, at any time accept the resignation of or remove any separate trustee or co-trustee.

         Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the other then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article X. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of



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this  Agreement  relating to the  conduct of,  affecting  the  liability  of, or affording protection to, the Trustee. Each such instrument shall be filed with the Trustee and a copy thereof given to the Servicer.

         Any separate trustee or co-trustee may at any time appoint the Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

         SECTION 10.13. Representations and Warranties of Trustee. The Trustee shall make the following representations and warranties on which the Seller, the Certificate Insurer and Certificateholders shall rely:

                  (i) The Trustee is a banking association duly organized, validly existing, and in good standing under the laws of the United States of America.

                  (ii) The Trustee has full corporate power authority and legal right to execute, deliver, and perform this Agreement and shall have taken all necessary action to authorize the execution, delivery and performance by it of this Agreement.

                  (iii) This Agreement shall have been duly executed and delivered by the Trustee and this Agreement constitutes a legal, valid and binding obligation of the Trustee enforceable in accordance with its terms, subject to (x) applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting creditor's rights generally and (y) general principles of equity.

         SECTION 10.14. No Bankruptcy Petition. The Trustee covenants and agrees that prior to the date which is one year and one day after the payment in full of all securities issued by the Seller or by a trust for which the Seller was the depositor it will not institute against, or join any other Person in instituting against, the Seller or the Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any Federal or State bankruptcy or similar law.

         SECTION 10.15. Trustee May Enforce Claims Without Possession of Certificates. All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been obtained.




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         SECTION 10.16. Rights of Certificate Insurer to Direct Trustee. (a) The
Certificate Insurer, after giving written notice to the Trustee, shall have the right to direct the time, method and place at or by which the Trustee conducts any proceeding for any remedy available to the Trustee, or exercises any such trust or power conferred upon the Trustee.

         (b)  Notwithstanding  anything to the contrary  contained in subsection
(a) above, the Trustee shall not exercise any remedy involving a sale of the Receivables unless it shall have received instruction to do so by Holders of at least 662/3% of each of the Class A Certificate Balance and the Class B Certificate Balance.

         (c)  Notwithstanding  anything to the contrary contained in subsections
(a) or (b) above, the Trustee shall have the right to decline to follow any such direction of the Certificate Insurer if the Trustee, being advised by counsel, determines that the action so directed may not lawfully be taken, or if the Trustee in good faith shall, by a responsible officer of the Trustee, determine that the proceedings so directed would be illegal or involve it in personal liability or be unduly prejudicial to the rights of Certificateholders; provided, that nothing in this Agreement shall impair the right of the Trustee to take any action deemed proper by the Trustee and which is not inconsistent with such direction of the Certificate Insurer.


                                   ARTICLE XI

                                   Termination

         SECTION 11.1. Termination of the Trust. The respective obligations and responsibilities of CPS, the Seller, the Servicer, and the Trustee created hereby and the Trust created by this Agreement shall terminate upon the payment to Certificateholders of all amounts required to be paid to them pursuant to this Agreement or the Policy (including all amounts required to reduce the Class A Certificate Balance to zero and to pay in full any unpaid Class A Interest Distributable Amount), satisfaction of all Reimbursement Obligations, and the expiration of any preference period related thereto and the disposition of all property held as part of the Trust; provided, however, that in no event shall the trust created by this Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States of America to the Court of St. James, living on the date of this Agreement. The Servicer shall promptly notify the Trustee and the Certificate Insurer of any prospective termination pursuant to this Section 11.1.

         Notice of any termination, specifying the Distribution Date upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Trustee by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the specified Distribution Date stating (A) the Distribution Date upon which final payment of the Certificates shall be made upon presentation and surrender of the Certificates at the office of the Trustee therein designated, (B) the amount of any such final



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payment,  and (C) if applicable,  that the Record Date  otherwise  applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Trustee therein specified. The Trustee shall give such notice to the Certificate Registrar (if other than the Trustee) at the time such notice is given to Certificateholders. Upon presentation and surrender of the Certificates, the
Trustee   shall  cause  to  be   distributed   to   Certificateholders   amounts
distributable on such Distribution Date pursuant to Section 4.6.

         In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the date specified in the above-mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee shall take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining
Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement or, if none, from CPS. Any funds remaining in the Trust after exhaustion of such remedies shall be distributed by the Trustee to the American Red Cross.

         SECTION 11.2. Optional Purchase of All Receivables. As of the last day of any Collection Period as of which the Pool Balance shall be less than or equal to the Optional Purchase Percentage multiplied by the Original Pool Balance, the Servicer shall have the option to purchase the corpus of the Trust (with the consent of the Certificate Insurer, if such purchase would result in a claim under the Policy or would result in any amount owing to the Certificate Insurer or to the Holders of the Class A Certificates remaining unpaid); provided, however, that the Servicer may not effect any such purchase unless the Trustee shall have received an Opinion of Counsel to the effect that such purchase would not constitute a fraudulent conveyance. To exercise such option the Servicer (or the Certificate Insurer, if applicable) shall deposit pursuant to Section 4.5 in the Collection Account an amount equal to the aggregate Purchase Amount for the Receivables (including defaulted Receivables), plus the appraised value of any other property held by the Trust, such value to be determined by an appraiser mutually agreed upon by the Servicer, the Certificate Insurer and the Trustee, and shall succeed to all interests in and to the Trust. For purposes of this Section, the Purchase Amount shall not be less than the sum of the Class A Certificate Balance and the Class B Certificate Balance.


                                   ARTICLE XII

                            Miscellaneous Provisions

         SECTION 12.1. Amendment. (a) This Agreement may be amended from time to time by the parties hereto, with the consent of the Trustee (which consent may not be unreasonably withheld), with the prior written consent of the Certificate Insurer (so long as no Insurer Default has occurred and is continuing) but without the consent of any of the Certificateholders, to cure



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any error, defect or ambiguity,  to correct or supplement any provisions in this
Agreement, to comply with any changes in the Code, or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement or the Insurance Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel delivered to the Trustee, adversely affect in any material respect the interests of any Certificateholder; provided further that if an Insurer Default has occurred and is continuing, such action shall not materially adversely affect the interests of the Certificate Insurer.

         (b) This Agreement may be amended from time to time by the Seller, the Servicer, and the Trustee with the consent of the Certificate Insurer and with the consent (which consent of any Holder of a Certificate given pursuant to this Section or pursuant to any other provision of this Agreement shall be conclusive and binding on such Holder and on all future Holders of such Certificate and of any Certificate issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon the Certificate) of the Holders of Class A Certificates evidencing not less than a majority of the Class A Certificate Balance and the Holders of Class B Certificates evidencing not less than a majority of the Class B Certificate Balance for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, or change the allocation or priority of, collections of payments on Receivables or distributions that shall be required to be made on any Certificate or change the Class A Pass-Through Rate or the Class B Pass-Through Rate without the consent of each Certificateholder affected thereby, (b) reduce the aforesaid percentage of the Class A Certificate Balance or Class B Certificate Balance required to consent to any such amendment, without the consent of the Holders of all Certificates of the applicable class then outstanding, (c) result in a downgrade or withdrawal of the then current rating of the Class A Certificates by either of the Rating Agencies without the consent of all the Class A Certificateholders or (d) result in a downgrade or withdrawal of the then current rating of the Class B Certificates by the applicable Rating Agency without the consent of all the Class B Certificateholders.

         Promptly  after the  execution of any such  amendment  or consent,  the
Trustee   shall   furnish  a  copy  of  such   amendment   or  consent  to  each
Certificateholder and each of the Rating Agencies.

         It shall not be necessary for the consent of Certificateholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Certificateholders provided for in this Agreement) and of evidencing the authorization of any action by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

         Prior to the execution of any amendment to this Agreement, the Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is



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authorized or permitted by this Agreement and the Opinion of Counsel referred to in Section 12.2(i)(1). The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own rights, duties or immunities under this Agreement or otherwise.

         SECTION 12.2. Protection of Title to Trust. (a) Each of the Seller, as to itself, or Servicer, as to itself, shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain, and protect the interest of the Certificateholders and the Trustee in its interest in the Receivables and the other Trust Assets and in the proceeds thereof. Each of the Seller, as to itself, or Servicer, as to itself, shall deliver (or cause to be delivered) to the Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

         (b) Neither the Seller nor the Servicer shall change its name, identity, or corporate structure in any manner that would, could, or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of ss. 9-402(7) of the UCC, unless it shall have given the Trustee and the Certificate Insurer at least five days' prior written notice thereof, shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements and shall have delivered an Opinion of Counsel (A) stating that, in the opinion of such counsel, all amendments to all previously filed financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trustee in the Receivables and the other Trust Assets, and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest.

         (c) Each of the Seller and the Servicer shall have an obligation to give the Trustee and the Certificate Insurer at least 60 days' prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement, shall promptly file any such amendment and shall deliver an Opinion of Counsel (A) stating that, in the opinion of such counsel, all amendments to all previously filed financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trustee in the Receivables, and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest. The Servicer shall at all times maintain each office from which it shall service Receivables, and its principal executive office, within the United States of America.

         (d) The Servicer shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each



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Receivable  and the  amounts  from  time to time  deposited  in the  Certificate
Account and Payahead Account in respect of such Receivable.

         (e) The Servicer shall maintain its computer systems so that, from and after the time of sale under this Agreement of the Receivables to the Trustee, the Servicer's master computer records (including any back-up archives) that refer to a Receivable shall indicate clearly the interest of CPS Auto Grantor Trust 1998-2 in such Receivable and that such Receivable is owned by the Trust. Indication of the Trust's ownership of a Receivable shall be deleted from or modified on the Servicer's computer systems when, and only when, such Receivable shall have been paid in full or repurchased.

         (f) If at any time the Seller or the Servicer shall propose to sell, grant a security interest in, or otherwise transfer any interest in automotive receivables to any prospective purchaser, lender, or other transferee, the Servicer shall give to such prospective purchaser, lender, or other transferee computer tapes, records, or printouts (including any restored from back-up archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been sold to and is owned by the Trust.

         (g) The Servicer shall permit the Trustee, the Standby Servicer and the Certificate Insurer and its agents at any time during normal business hours to inspect, audit, and make copies of and abstracts from the Servicer's records regarding any Receivable.

         (h) Upon request, the Servicer shall furnish to the Trustee, the Standby Servicer or to the Certificate Insurer, within five Business Days, a list of all Receivables (by contract number and name of Obligor) then held as part of the Trust, together with a reconciliation of such list to the Schedule of Receivables and to each of the Servicer's Certificates furnished before such request indicating removal of Receivables from the Trust.

         (i) The  Servicer  shall  deliver to the  Trustee  and the  Certificate
Insurer:

                  (1) promptly after the execution and delivery of this Agreement and of each amendment hereto and after the execution and delivery of each amendment to any financing statement, an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest; and

                  (2) within 90 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Cutoff Date, an Opinion of Counsel, dated as of a date during such 90-day period either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the



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         Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest.

         Each Opinion of Counsel referred to in clause (i) (1) or (i) (2) above shall specify any action necessary (as of the date of such opinion) to be taken in the following year to preserve and protect such interest.

         (j) For the purpose of facilitating the execution of this Agreement and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

         (k) In the event any of the events  described  in Section  9.1(iii)  or
(iv) shall have occurred, or in the event CPS shall have been removed or replaced as Servicer for any reason, then CPS and/or the Servicer shall immediately cause each Certificate of Title for a Financed Vehicle to be marked to reflect the security interest of the Trustee in the Financed Vehicle, and CPS hereby appoints the Trustee its attorney-in-fact to effect such marking, and the Trustee hereby accepts such appointment. The appointment of the Trustee hereunder shall not operate to relieve CPS and/or the Servicer of its obligations to mark each Certificate of Title under this provision. CPS shall be liable for all costs, fees and expenses incurred under this Section 12.2(k).

         SECTION 12.3. Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this
Agreement   or  the  Trust,   nor   entitle   such   Certificateholder's   legal
representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties to this Agreement or any of them.

         No   Certificateholder   shall  have  any  right  to  vote  (except  as
specifically provided herein including in Section 12.1) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties to this Agreement, nor shall anything in this Agreement set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken pursuant to any provision of this Agreement.

         No Class A Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action, or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, and unless also the Holders of Class A Certificates evidencing not less than 25% of the Class A Certificate Balance shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee under this Agreement and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby and the Trustee, for 30 days after its receipt of such notice, request, and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and during such 30-day period no request or waiver inconsistent with such written request has been given to the Trustee pursuant to this Section or Section 9.5; no one or more Holders of Class A Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb, or prejudice the rights of the Holders of any other of the Class A Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right, under this Agreement except in the manner provided in this Agreement and for the equal, ratable, and common benefit of all Class A Certificateholders. For the protection and enforcement of the provisions of this
Section 12.3, each Class A Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity. Nothing in this Agreement shall be construed as giving the Class A Certificateholders any direct right to make a claim under the Policy.

         No Class B Certificateholder shall have any right by virtue or by availing itself of any provisions of the Agreement to institute any suit, action, proceeding in equity or at law upon or under or with respect to this Agreement, unless it has the prior written consent of the Certificate Insurer and, if any Class A Certificate shall remain outstanding, the prior written consent of the Holders of Class A Certificates evidencing not less than a majority of the Class A Certificate Balance; provided that, this sentence shall be inoperative from and after such time as the Class A Certificates have been paid in full and all outstanding Reimbursement Obligations and other amounts due to the Certificate Insurer have been paid in full.

         SECTION 12.4. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

         SECTION 12.5. Notices. All demands, notices, and communications upon or to the Seller, the Servicer, the Trustee, the Certificate Insurer and the Rating Agencies under this Agreement shall be in writing, and delivered (a) personally,
(b) by certified mail, return receipt requested, (c) by Federal Express or similar overnight courier service or (d) by telecopy, and shall be deemed to have been duly given upon receipt (a) in the case of the Seller, to the agent for service as specified in this Agreement, at the following address: 2 Ada, Irvine, California 92618 (Telecopy: (714) 753-6805), or at such other address as shall be designated by the Seller in a written notice to the Trustee, (b) in the case of the Servicer, to Secretary, 2 Ada, Irvine, California 92618 (Telecopy:
(714) 753-3951),  (c) in the case of the Trustee, at the Corporate Trust Office,
Attention:  Corporate Trust Services -- Asset-Backed  Administration  (Telecopy:
(612) 667-3539), (d) in the case of Standard & Poor's, at the following address:
Standard & Poor's, 26 Broadway, 15th Floor, New York, New York 10004, Attention:
Asset Backed Surveillance Department (Telecopy: (212) 208-0030), (e) in the case of Moody's Investors Service, Inc., at the following address: 99 Church Street, New York, New York 10007, Attention: Structured Surveillance Department (Telecopy: (212) 553-7820); and (f) in the case of

Financial Security Assurance, Inc., at the following address: 350 Park Avenue, New York, New York 10022, Attention: Senior Vice President, Surveillance
(Telecopy: (212) 339-3547). Any notice required or permitted to be mailed to a Certificateholder shall be given by Federal Express or similar overnight courier service, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder shall receive such notice.

         The Trustee shall give prompt written notice to each of the Rating Agencies and each Class A Certificateholder of (i) any amendments to the Insurance Agreement or the Policy (upon receipt of written notice of any such amendments from CPS, the Seller or the Servicer), (ii) any change in the identity of the Paying Agent and (iii) any failure to make payment under the Policy.

         SECTION 12.6. Severability of Provisions. If any one or more of the covenants, agreements, provisions, or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

         SECTION 12.7. Assignment. Notwithstanding anything to the contrary contained herein, except as provided in Sections 7.3 and 8.3 and as provided in the provisions of this Agreement concerning the resignation of the Servicer, this Agreement may not be assigned by the Seller or the Servicer without the prior written consent of the Certificate Insurer, CPS, the Trustee and the Holders of Certificates evidencing not less than a majority of the Pool Balance, the Holders of Class A Certificates evidencing not less than a majority of the Class A Certificate Balance and the Holders of Class B Certificates evidencing not less than a majority of the Class B Certificate Balance.

         SECTION 12.8. Certificates Nonassessable and Fully Paid. Certificateholders shall not be personally liable for obligations of the Trust. The interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust or for any reason whatsoever, and upon authentication thereof by the Trustee pursuant to Section 6.2 or 6.3, Certificates shall be deemed fully paid.

         SECTION 12.9. Nonpetition Covenant. (a) None of the Seller, the Servicer, the Trustee, the Standby Servicer or CPS shall petition or otherwise invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Trust or the Seller under any Federal or State bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust or the Seller or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Trust or the Seller.

         (b) The Servicer shall not, nor cause the Seller to, petition or otherwise invoke the process of commencing or sustaining a case against the Seller under any Federal or State bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Seller.

         SECTION 12.10. Third Party Beneficiaries. Except as otherwise specifically provided herein with respect to Certificateholders, the parties to this Agreement hereby manifest their intent that no third party other than the Certificate Insurer and the Collateral Agent with respect to the indemnification provisions set forth herein, shall be deemed a third party beneficiary of this Agreement, and specifically that the Obligors are not third party beneficiaries of this Agreement.

         SECTION 12.11. The Certificate Insurer as Controlling Party. Each Certificateholder by purchase of the Certificates held by it acknowledges that the Trustee, as partial consideration of the issuance of the Policy, has agreed that the Certificate Insurer shall have certain rights hereunder for so long as no Insurer Default shall have occurred and be continuing. So long as an Insurer Default has occurred and is continuing, any provision giving the Certificate Insurer the right to direct, appoint or consent to, approve of, or take any action under this Agreement shall be inoperative during the period of such Insurer Default and such right shall instead vest in the Trustee acting at the direction of the Holders of Class A Certificates evidencing, unless otherwise specified, not less than a majority of the Class A Certificate Balance. From and after such time as the Class A Certificates have been paid in full and all outstanding Reimbursement Obligations and other amounts due to the Certificate Insurer have been paid in full, any provision giving the Certificate Insurer or the Class A Certificateholders the right to direct, appoint or consent to, approve of, or take any action under this Agreement shall be inoperative and such right shall instead vest in the Trustee acting at the direction of the Holders of Class B Certificates evidencing, unless otherwise specified, not less than a majority of the Class B Certificate Balance. The Certificate Insurer may disclaim any of its rights and powers under this Agreement (but not its duties and obligations under the Policy) upon delivery of a written notice to the Trustee. The Certificate Insurer may give or withhold any consent hereunder in its sole and absolute discretion.

         SECTION 12.12. Agent for Service. The agent for service for the Seller shall be the President, CPS Receivables Corp., 2 Ada, Irvine. California 92618,
(714) 753-6800. The Seller hereby designates CT Corporation System, 1633 Broadway, New York, New York 10019 (212) 644-1666 as agent for service of process in all matters pertaining to the Seller in New York.

         SECTION 12.13. Rule 144A Information. For so long as any of the Certificates are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, each of CPS, the Seller, the Trustee and the Servicer agrees to cooperate with each other to provide to any Certificateholder and to any prospective purchaser of Certificates designated by such a Certificateholder, upon the request of such Certificateholder or prospective purchaser, any information required to be provided to such holder or prospective purchaser to satisfy the condition set forth in Rule 144A(d)(4) under the Securities Act.



                    [Rest of page intentionally left blank.]

         IN WITNESS WHEREOF, the Seller, the Servicer, the Trustee and the Standby Servicer have caused this Pooling and Servicing Agreement to be duly executed by their respective officers as of the 1st day of May, 1998.

                               CPS RECEIVABLES CORP.,
                               as Seller



                               By:/s/ Jeffrey P. Fritz
                                  Name: Jeffrey P. Fritz
                                  Title: Chief Financial Officer


                               CONSUMER PORTFOLIO SERVICES,
                               INC., as Servicer


                               By:/s/ Jeffrey P. Fritz
                                  Name: Jeffrey P. Fritz
                                  Title: Chief Financial Officer


                               NORWEST BANK MINNESOTA,
                               NATIONAL ASSOCIATION,
                               as Trustee and Standby Servicer


                               By:/s/ Shana Stephens Murray
                                  Name: Shana Stephens Murray
                                  Title: Corporate Trust Officer

                                                                Exhibit A to the
                                                           Pooling and Servicing
                                                                       Agreement


                           FORM OF CLASS A CERTIFICATE


                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                          CPS AUTO GRANTOR TRUST 1998-2
                         6.09% ASSET BACKED CERTIFICATE,
                                     CLASS A

evidencing a beneficial ownership interest in the Trust, as defined below, the property of which includes a pool of retail installment sale contracts secured by new and used automobiles, light trucks, vans and minivans and sold to the Trust by CPS Receivables Corp.

(This Certificate does not represent an interest in or obligation of CPS Receivables Corp., Consumer Portfolio Services, Inc., the Trustee or any of their respective affiliates, except to the extent described below.)

NUMBER R-1                                                   CUSIP No. 125924AX8

$150,000,000                    Final Scheduled Distribution Date: November 2003

         THIS CERTIFIES THAT CEDE & CO. is the registered owner of a $150,000,000.00 dollar nonassessable, fully-paid, fractional undivided ownership interest in the CPS Auto Grantor Trust 1998-2 (the "Trust") formed by Consumer Portfolio Services, Inc. (the "Servicer"). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of May 1, 1998 (the "Agreement") among the Seller, Consumer Portfolio Services, Inc., as servicer (the "Servicer"), and Norwest Bank Minnesota, National Association, as trustee (the "Trustee") and Standby Servicer, a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is one of the duly authorized Certificates designated as "6.09% Asset Backed Certificates, Class A" (herein called the "Class A Certificates"). Also issued under the Agreement are Certificates designated as "10.34% Asset
Backed Certificates, Class B" (the "Class B Certificates"). The Class B Certificates and the Class A Certificates are hereinafter collectively called the "Certificates". The aggregate beneficial ownership interests in the Trust evidenced by all Class A Certificates is 95%.

         This Class A Certificate is issued under and is subject to the terms, provisions, and conditions of the Agreement, to which Agreement the Holder of this Class A Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. The property of the Trust includes (i) a pool of retail installment sale contracts for new and used automobiles, light trucks, vans and minivans (the "Receivables"), with respect to Rule of 78's Receivables, all monies due or to become due thereon after May 1, 1998 (the "Cutoff Date") and, with respect to Simple Interest Receivables, all amounts received with respect thereto after the Cutoff Date, security interests in the vehicles financed thereby, proceeds from claims on certain insurance policies and certain other rights under the Agreement, certain bank accounts and the proceeds thereof, all right, title and interest of the Seller in and to the Purchase Agreement, all right, title and interest of the Seller in and to certain refunds, the Receivable File related to each Receivable and the proceeds of any or all of the foregoing; and (ii) the Policy issued for the benefit of the Class A Certificateholders by the Certificate Insurer.

         Under the Agreement, there will be distributed on the 15th day of each month or, if such 15th day is not a Business Day, the next Business Day (the "Distribution Date"), commencing on June 15, 1998, to the person in whose name this Class A Certificate is registered at the close of business on the tenth day of the calendar month in which such Distribution Date occurs (the "Record Date"), such Class A Certificateholder's percentage interest (determined by dividing the denominations of this Class A Certificate by the aggregate original denomination of all Class A Certificates) in the amounts distributed to Class A Certificateholders pursuant to the Agreement.

         The Policy is provided pursuant to the Insurance Agreement.

         Distributions on this Class A Certificate will be made by the Trustee by check or money order mailed to the Class A Certificateholder of record in the Certificate Register without the presentation or surrender of this Class A Certificate or the making of any notation hereon except that with respect to Class A Certificates registered in the name of Cede & Co., the nominee for the Clearing Agency, distributions will be made in the form of immediately available funds. Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Class A Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Class A Certificate at the office or agency maintained for that purpose by the Trustee in Minneapolis, Minnesota. The Record Date otherwise applicable to such distribution shall not be applicable.

         Reference is hereby made to the further provisions of this Class A Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Trustee, by manual signature, this Class A Certificate shall not entitle the Holder hereof to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee on behalf of the Trust and not in its individual capacity has caused this Class A Certificate to be duly executed.

                                       CPS AUTO GRANTOR TRUST 1998-2


                                       By:      NORWEST BANK MINNESOTA,
                                                NATIONAL ASSOCIATION,
                                                not in its individual capacity
                                                but solely in its capacity
                                                as Trustee

                                                By:
                                                   Authorized Signatory
Dated: May 18, 1998


         This  is  one  of  the  Class  A   Certificates   referred  to  in  the
within-mentioned Agreement.


                                                NORWEST BANK MINNESOTA,
                                                NATIONAL ASSOCIATION,
                                                not in its individual capacity
                                                but solely in its capacity
                                                as Trustee


                                                By:
                                                     Authorized Signatory

                            [REVERSE OF CERTIFICATE]

         The Certificates do not represent an obligation of, or an interest in, the Seller, the Servicer, the Trustee or any affiliate of any of them. The Certificates are limited in right of payment to certain collections and recoveries respecting the Receivables and claims made under the Policy, all as more specifically set forth in the Agreement. A copy of the Agreement may be examined during normal business hours at the principal office of the Seller, and at such other places, if any, designated by the Seller, by any Certificateholder upon request.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Seller and the rights of the Certificateholders under the Agreement at any time by the Seller, the Servicer and the Trustee with the consent of the Certificate Insurer and with the consent of the Holders of Certificates evidencing not less than a majority of the Class A Certificate Balance and a majority of the Class B Certificate Balance. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and on all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate.

         As provided in the Agreement and subject to certain limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee in its capacity as Certificate Registrar, or by any successor Certificate Registrar, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee.

         The Class A Certificates are issuable only as registered Certificates without coupons in minimum denominations of $1,000 and integral multiples thereof; however, one certificate may be issued in the residual amount. As provided in the Agreement and subject to certain limitations set forth therein, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same aggregate denomination, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charges payable in connection therewith.

         The Trustee, the Certificate Registrar, and any agent of the Trustee or the Authenticating Agent may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar, nor any such agent shall be affected by any notice to the contrary.

         The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate upon the payment to Certificateholders of all amounts required to be paid to them pursuant to the Agreement, the payment of all Reimbursement Obligations, and the expiration of any preference period with respect thereto and the disposition of all property held as part of the Trust. The Servicer of the Receivables may at its option purchase the corpus of the Trust at a price specified in the Agreement, and such purchase of the Receivables and other property of the Trust will effect early retirement of the Certificates; however, such right of purchase is exercisable only as of the last day of any Collection Period as of which the Pool Balance is less than or equal to 10% of the Original Pool Balance.

                                   ASSIGNMENT

         FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE




--------------------------------------------------------------------------------
(Please print or typewrite name and address, including postal zip code, of assignee)




--------------------------------------------------------------------------------

the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing __________________________________ Attorney to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.


Dated:

                                                                               *
                                                     ---------------------------

                                                                               *
                                                     ---------------------------

--------
* NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever.

                           FORM OF CLASS A CERTIFICATE


                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                          CPS AUTO GRANTOR TRUST 1998-2
                         6.09% ASSET BACKED CERTIFICATE,
                                     CLASS A

evidencing a beneficial ownership interest in the Trust, as defined below, the property of which includes a pool of retail installment sale contracts secured by new and used automobiles, light trucks, vans and minivans and sold to the Trust by CPS Receivables Corp.

(This Certificate does not represent an interest in or obligation of CPS Receivables Corp., Consumer Portfolio Services, Inc., the Trustee or any of their respective affiliates, except to the extent described below.)

NUMBER R-2                                                   CUSIP No. 125924AX8

$50,490,176                     Final Scheduled Distribution Date: November 2003

         THIS CERTIFIES THAT CEDE & CO. is the registered owner of a $50,490,176.00 dollar nonassessable, fully-paid, fractional undivided ownership interest in the CPS Auto Grantor Trust 1998-2 (the "Trust") formed by Consumer Portfolio Services, Inc. (the "Servicer"). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of May 1, 1998 (the "Agreement") among the Seller, Consumer Portfolio Services, Inc., as servicer (the "Servicer"), and Norwest Bank Minnesota, National Association, as trustee (the "Trustee") and Standby Servicer, a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is one of the duly authorized Certificates designated as "6.09% Asset Backed Certificates, Class A" (herein called the "Class A Certificates"). Also issued under the Agreement are Certificates designated as "10.34% Asset
Backed Certificates, Class B" (the "Class B Certificates"). The Class B Certificates and the Class A Certificates are hereinafter collectively called the "Certificates". The aggregate beneficial ownership interests in the Trust evidenced by all Class A Certificates is 95%.

         This Class A Certificate is issued under and is subject to the terms, provisions, and conditions of the Agreement, to which Agreement the Holder of this Class A Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. The property of the Trust includes (i) a pool of retail installment sale contracts for new and used automobiles, light trucks, vans and minivans (the "Receivables"), with respect to Rule of 78's Receivables, all monies due or to become due thereon after May 1, 1998 (the "Cutoff Date") and, with respect to Simple Interest Receivables, all amounts received with respect thereto after the Cutoff Date, security interests in the vehicles financed thereby, proceeds from claims on certain insurance policies and certain other rights under the Agreement, certain bank accounts and the proceeds thereof, all right, title and interest of the Seller in and to the Purchase Agreement, all right, title and interest of the Seller in and to certain refunds, the Receivable File related to each Receivable and the proceeds of any or all of the foregoing; and (ii) the Policy issued for the benefit of the Class A Certificateholders by the Certificate Insurer.

         Under the Agreement, there will be distributed on the 15th day of each month or, if such 15th day is not a Business Day, the next Business Day (the "Distribution Date"), commencing on June 15, 1998, to the person in whose name this Class A Certificate is registered at the close of business on the tenth day of the calendar month in which such Distribution Date occurs (the "Record Date"), such Class A Certificateholder's percentage interest (determined by dividing the denominations of this Class A Certificate by the aggregate original denomination of all Class A Certificates) in the amounts distributed to Class A Certificateholders pursuant to the Agreement.

         The Policy is provided pursuant to the Insurance Agreement.

         Distributions on this Class A Certificate will be made by the Trustee by check or money order mailed to the Class A Certificateholder of record in the Certificate Register without the presentation or surrender of this Class A Certificate or the making of any notation hereon except that with respect to Class A Certificates registered in the name of Cede & Co., the nominee for the Clearing Agency, distributions will be made in the form of immediately available funds. Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Class A Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Class A Certificate at the office or agency maintained for that purpose by the Trustee in Minneapolis, Minnesota. The Record Date otherwise applicable to such distribution shall not be applicable.

         Reference is hereby made to the further provisions of this Class A Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Trustee, by manual signature, this Class A Certificate shall not entitle the Holder hereof to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee on behalf of the Trust and not in its individual capacity has caused this Class A Certificate to be duly executed.

                                      CPS AUTO GRANTOR TRUST 1998-2


                                      By:      NORWEST BANK MINNESOTA,
                                               NATIONAL ASSOCIATION,
                                               not in its individual capacity
                                               but solely in its capacity
                                               as Trustee

                                               By:
                                                  Authorized Signatory
Dated: May 18, 1998


              This is one of the Class A Certificates referred to in the within-mentioned Agreement.


                                       NORWEST BANK MINNESOTA,
                                       NATIONAL ASSOCIATION,
                                       not in its individual capacity but
                                       solely in its capacity as Trustee


                                       By:
                                            Authorized Signatory

                            [REVERSE OF CERTIFICATE]

         The Certificates do not represent an obligation of, or an interest in, the Seller, the Servicer, the Trustee or any affiliate of any of them. The Certificates are limited in right of payment to certain collections and recoveries respecting the Receivables and claims made under the Policy, all as more specifically set forth in the Agreement. A copy of the Agreement may be examined during normal business hours at the principal office of the Seller, and at such other places, if any, designated by the Seller, by any Certificateholder upon request.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Seller and the rights of the Certificateholders under the Agreement at any time by the Seller, the Servicer and the Trustee with the consent of the Certificate Insurer and with the consent of the Holders of Certificates evidencing not less than a majority of the Class A Certificate Balance and a majority of the Class B Certificate Balance. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and on all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate.

         As provided in the Agreement and subject to certain limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee in its capacity as Certificate Registrar, or by any successor Certificate Registrar, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee.

         The Class A Certificates are issuable only as registered Certificates without coupons in minimum denominations of $1,000 and integral multiples thereof; however, one certificate may be issued in the residual amount. As provided in the Agreement and subject to certain limitations set forth therein, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same aggregate denomination, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charges payable in connection therewith.

         The Trustee, the Certificate Registrar, and any agent of the Trustee or the Authenticating Agent may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar, nor any such agent shall be affected by any notice to the contrary.

         The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate upon the payment to Certificateholders of all amounts required to be paid to them pursuant to the Agreement, the payment of all Reimbursement Obligations, and the expiration of any preference period with respect thereto and the disposition of all property held as part of the Trust. The Servicer of the Receivables may at its option purchase the corpus of the Trust at a price specified in the Agreement, and such purchase of the Receivables and other property of the Trust will effect early retirement of the Certificates; however, such right of purchase is exercisable only as of the last day of any Collection Period as of which the Pool Balance is less than or equal to 10% of the Original Pool Balance.

                                   ASSIGNMENT

         FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE




--------------------------------------------------------------------------------

(Please print or typewrite name and address, including postal zip code, of assignee)




--------------------------------------------------------------------------------

the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing __________________________________ Attorney to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.


Dated:

                                                                               *
                                                     ---------------------------

                                                                               *
                                                     ---------------------------

--------
* NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever.

                                                                Exhibit B to the
                                                           Pooling and Servicing
                                                                       Agreement


                           FORM OF CLASS B CERTIFICATE

                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS


         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES THAT THIS SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON WHOM THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT, PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT, AND SUBJECT TO THE RECEIPT BY THE TRUSTEE AND THE TRANSFEROR OF A CERTIFICATION OF THE TRANSFEREE, (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (3) IN RELIANCE ON ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUBJECT TO THE RECEIPT BY THE TRUSTEE OF A CERTIFICATION OF THE TRANSFEREE (SATISFACTORY TO THE TRUSTEE) AND AN OPINION OF COUNSEL (SATISFACTORY TO THE TRUSTEE AND THE SELLER) TO THE EFFECT THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND IN COMPLIANCE WITH THE TRANSFER REQUIREMENTS SET FORTH IN SECTION 6.3 OF THE AGREEMENT.

         IN NO EVENT SHALL THIS SECURITY BE TRANSFERRED TO AN EMPLOYEE BENEFIT PLAN, TRUST ANNUITY OR ACCOUNT SUBJECT TO ERISA OR A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE CODE (ANY SUCH PLAN, TRUST OR ACCOUNT BEING REFERRED TO AS AN "EMPLOYEE PLAN"), A TRUSTEE OF ANY EMPLOYEE PLAN, OR AN ENTITY, ACCOUNT OR OTHER POOLED INVESTMENT FUND THE UNDERLYING ASSETS OF WHICH INCLUDE OR ARE DEEMED TO INCLUDE EMPLOYEE PLAN ASSETS BY REASON OF AN EMPLOYEE PLAN'S INVESTMENT IN THE ENTITY, ACCOUNT OR OTHER POOLED INVESTMENT FUND. INCLUDED WITHIN THE DEFINITION OF

"EMPLOYEE PLANS" ARE, WITHOUT LIMITATION, KEOGH (HR-10) PLANS, IRA'S (INDIVIDUAL RETIREMENT ACCOUNTS OR ANNUITIES) AND OTHER EMPLOYEE BENEFIT PLANS, SUBJECT TO
SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE. THE FOREGOING RESTRICTION ON SALE OR TRANSFER TO AN EMPLOYEE BENEFIT PLAN SHALL NOT APPLY TO PREVENT THE INITIAL ISSUANCE OR SALE OR SUBSEQUENT TRANSFER OF THIS SECURITY TO AN INSURANCE COMPANY, INSURANCE SERVICE, OR INSURANCE ORGANIZATION THAT IS QUALIFIED TO DO BUSINESS IN A STATE IF SUCH INSURANCE COMPANY, INSURANCE SERVICE OR INSURANCE ORGANIZATION PURCHASES THIS SECURITY WITH FUNDS HELD IN ONE OR MORE OF ITS GENERAL ACCOUNTS WHICH IS ELIGIBLE FOR THE EXEMPTIVE RELIEF AFFORDED UNDER
SECTION III OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60.




                          CPS AUTO GRANTOR TRUST 1998-2
                        10.34% ASSET BACKED CERTIFICATE,
                                     CLASS B

evidencing a beneficial ownership interest in the Trust, as defined below, the property of which includes a pool of retail installment sale contracts secured by new and used automobiles, light trucks, vans and minivans and sold to the Trust by CPS Receivables Corp.

(This Certificate does not represent an interest in or obligation of CPS Receivables Corp., Consumer Portfolio Services, Inc., the Trustee or any of their respective affiliates, except to the extent described below.)


NUMBER R-1                                                       CUSIP No. [   ]


$10,552,115                     Final Scheduled Distribution Date: November 2003




         THIS CERTIFIES THAT The Structured Finance HighYield Fund, LLC is the registered owner of a $10,552,115 dollar nonassessable, fully-paid, fractional undivided ownership interest in the CPS Auto Grantor Trust 1998-2 (the "Trust") formed by Consumer Portfolio Services, Inc. (the "Servicer"). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of May 1, 1998 (the "Agreement") among the Seller, Consumer Portfolio Services, Inc., as servicer (the "Servicer"), and Norwest Bank Minnesota, National Association, as trustee (the "Trustee") and Standby Servicer, a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is one of the duly authorized Certificates designated as "10.34% Asset Backed Certificates, Class B" (herein called the "Class B Certificates"). Also issued under the Agreement are Certificates designated as "6.09% Asset Backed Certificates, Class A" (the "Class A Certificates"). The Class B Certificates and the Class A Certificates are hereinafter collectively called the "Certificates". The aggregate beneficial ownership interests in the Trust evidenced by all Class B Certificates is 5%. This Class B Certificate is issued under and is subject to the terms, provisions, and conditions of the Agreement, to which Agreement the Holder of this Class B Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. The property of the Trust includes (i) a pool of retail installment sale contracts for new and used automobiles, light trucks, vans and minivans (the "Receivables"), with respect to Rule of 78's Receivables, all monies due or to become due thereon after May 1, 1998 (the "Cutoff Date") and, with respect to Simple Interest Receivables, all amounts received with respect thereto after the Cutoff Date, security interests in the vehicles financed thereby, proceeds from claims on certain insurance policies and certain other rights under the Agreement, certain bank accounts and the proceeds thereof, all right, title and interest of the Seller in and to the Purchase Agreement, all right, title and interest of the Seller in and to certain refunds, the Receivable File related to each Receivable and the proceeds of any or all of the foregoing; and (ii) the Policy issued for the benefit of the Class A Certificateholders only by the Certificate Insurer.

         Under the Agreement, there will be distributed on the 15th day of each month or, if such 15th day is not a Business Day, the next Business Day (the "Distribution Date"), commencing on June 15, 1998, to the person in whose name this Class B Certificate is registered at the close of business on the tenth day of the calendar month in which such Distribution Date occurs (the "Record Date"), such Class B Certificateholder's percentage interest (determined by dividing the denominations of this Class B Certificate by the aggregate original denomination of all Class B Certificates) in the amounts distributed to Class B Certificateholders pursuant to the Agreement.

         Distributions on this Class B Certificate will be made by the Trustee by check or money order mailed to the Class B Certificateholder of record in the Certificate Register without the presentation or surrender of this Class B Certificate or the making of any notation hereon. Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Class B Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Class B Certificate at the office or agency maintained for that purpose by the Trustee in Minneapolis, Minnesota. The Record Date otherwise applicable to such distribution shall not be applicable.

         Reference is hereby made to the further provisions of this Class B Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Trustee, by manual signature, this Class B Certificate shall not entitle the Holder hereof to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee on behalf of the Trust and not in its individual capacity has caused this Class B Certificate to be duly executed.


                                  CPS AUTO GRANTOR TRUST 1998-2


                                  By:      NORWEST BANK MINNESOTA,
                                           NATIONAL ASSOCIATION,
                                           not in its individual capacity but
                                           solely in its capacity as Trustee

                                           By:
                                                 Authorized Signatory

Dated: May 18, 1998

               This is one of the Class B Certificates referred to
                       in the within-mentioned Agreement.


                                  NORWEST BANK MINNESOTA,
                                  NATIONAL ASSOCIATION,
                                  not in its individual capacity but
                                  solely in its capacity as Trustee


                                  By:
                                        Authorized Signatory

                            [REVERSE OF CERTIFICATE]

         The Certificates do not represent an obligation of, or an interest in, the Seller, the Servicer, the Trustee or any affiliate of any of them. The Certificates are limited in right of payment to certain collections and recoveries respecting the Receivables, all as more specifically set forth in the Agreement. A copy of the Agreement may be examined during normal business hours at the principal office of the Seller, and at such other places, if any, designated by the Seller, by any Certificateholder upon request.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Seller and the rights of the Certificateholders under the Agreement at any time by the Seller, the Servicer and the Trustee with the consent of the Certificate Insurer and with the consent of the Holders of Certificates evidencing not less than a majority of the Class A Certificate Balance and a majority of the Class B Certificate Balance. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and on all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate.

         As provided in the Agreement and subject to certain limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee in its capacity as Certificate Registrar, or by any successor Certificate Registrar, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee.

         The Class B Certificates are issuable only as registered Certificates without coupons in minimum denominations of $250,000 and integral multiples of $1,000 in excess thereof; however, one certificate may be issued in the residual amount. As provided in the Agreement and subject to certain limitations set forth therein, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same aggregate denomination, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charges payable in connection therewith.

         The Trustee, the Certificate Registrar, and any agent of the Trustee or the Authenticating Agent may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar, nor any such agent shall be affected by any notice to the contrary.

         The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate upon the payment to Certificateholders of all amounts required to be paid to them pursuant to the Agreement, the payment of all Reimbursement Obligations, and the expiration of any preference period with respect thereto and the disposition of all property held as part of the Trust. The Servicer of the Receivables may at its option purchase the corpus of the Trust at a price specified in the Agreement, and such purchase of the Receivables and other property of the Trust will effect early retirement of the Certificates; however, such right of purchase is exercisable only as of the last day of any Collection Period as of which the Pool Balance is less than or equal to 10% of the Original Pool Balance.

                                   ASSIGNMENT

         FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE





--------------------------------------------------------------------------------
(Please print or typewrite name and address, including postal zip code, of assignee)





the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing _______________________________________ Attorney to
transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.


Dated:



                                                                               *
                                                      --------------------------


                                                                               *
                                                      --------------------------


--------
* NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever.

                                                                  Exhibit C-1 to
                                                           Pooling and Servicing
                                                                       Agreement

                              Trustee's Certificate
                           Pursuant to Section 10.2 of
                       the Pooling and Servicing Agreement

         Norwest Bank Minnesota, National Association, as trustee (the "Trustee") of the CPS Auto Grantor Trust 1998-2 created pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of May 1, 1998, among CPS Receivables Corp., as Seller, Consumer Portfolio Services, Inc., as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and Standby Servicer, does hereby sell, transfer, assign, and otherwise convey to Consumer Portfolio Services, Inc., without recourse, representation, or warranty, all of the Trustee's right, title, and interest in and to all of the Receivables (as defined in the Pooling and Servicing Agreement) identified in the attached Servicer's Certificate as "Purchased Receivables," which are to be repurchased by Consumer Portfolio Services, Inc. pursuant to Section 2.6 or 2.8 of the Pooling and Servicing Agreement and all security and documents relating thereto.

         IN WITNESS WHEREOF I have hereunto set my hand this ____ day of ____, 19__.

                                  NORWEST BANK MINNESOTA,
                                  NATIONAL ASSOCIATION, as Trustee


                                  By:
                                        Name:
                                        Title:

                                                                  Exhibit C-2 to
                                                           Pooling and Servicing
                                                                       Agreement

                              Trustee's Certificate
                           Pursuant to Section 10.2 of
                       the Pooling and Servicing Agreement

         Norwest Bank Minnesota, National Association, as trustee (the "Trustee") of the CPS Auto Grantor Trust 1998-2 created pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of May 1, 1998, among CPS Receivables Corp., as Seller, Consumer Portfolio Services, Inc., as Servicer (the "Servicer"), and Norwest Bank Minnesota, National Association, as Trustee and Standby Servicer, does hereby sell, transfer, assign, and otherwise convey to the Servicer, without recourse, representation, or warranty, all of the Trustee's right, title, and interest in and to all of the Receivables (as defined in the Pooling and Servicing Agreement) identified in the attached Servicer's Certificate as "Purchased Receivables," which are to be repurchased by the Servicer pursuant to Section 3.7 or 11.2 of the Pooling and Servicing Agreement and all security and documents relating thereto.

         IN WITNESS WHEREOF I have hereunto set my hand this _____ day of _____, 19__.

                                  NORWEST BANK MINNESOTA,
                                  NATIONAL ASSOCIATION, as Trustee


                                  By:
                                        Name:
                                        Title:

                                                                    Exhibit D to
                                                           Pooling and Servicing
                                                                       Agreement

                                 Form of Monthly
                           Certificateholder Statement

                               See following page.

                                                                  Exhibit E-1 to
                                                           Pooling and Servicing
                                                                       Agreement

                                  Trust Receipt
                           Pursuant to Section 2.9 of
                       the Pooling and Servicing Agreement

         Consumer Portfolio Services, Inc., as Servicer (the "Servicer") of the CPS Auto Grantor Trust 1998-2 created pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of May 1, 1998, among CPS Receivables Corp., as Seller, Consumer Portfolio Services, Inc., as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and Standby Servicer, does hereby acknowledge receipt of the documents relating to Receivables, each of which documents and the Receivables they related to are listed on the attached Schedule 1 hereto. Servicer furthermore agrees to return such documents to the Trustee in accordance with the terms of the Pooling and Servicing Agreement.

         IN WITNESS WHEREOF I have hereunto set my hand this __ day of _______, 19__.


                                  CONSUMER PORTFOLIO SERVICES,
                                  INC., as Servicer


                                  By:
                                        Name:
                                        Title:
Acknowledged By:

NORWEST BANK MINNESOTA,
NATIONAL ASSOCIATION
as Trustee


By:
      Name:
      Title:

                                                                  Exhibit E-2 to
                                                           Pooling and Servicing
                                                                       Agreement



                                Form of Servicing
                              Officer's Certificate


         The undersigned, ______________, hereby certifies that (s)he is a duly elected and qualified officer of the Servicer, and hereby further certifies as follows:

         The Receivable described below has been fully liquidated and all amounts required to be deposited in the Collection Account with respect to the Receivable and the Obligor described below have been so deposited.

         Servicer
         Loan No.:
         Obligor's Name:

         Capitalized terms used herein which are not defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement dated as of May 1, 1998 among Consumer Portfolio Services, Inc., as servicer, CPS Receivables Corp., as seller, and Norwest Bank Minnesota, National Association, as trustee and standby servicer.

         IN WITNESS WHEREOF, I have hereunto set my hand on and as of this ___ day of ______________, 19___.


                                     -----------------------------
                                     Name:
                                     Title:

                                                                    Exhibit F to
                                                           Pooling and Servicing
                                                                       Agreement


                             Transferee Certificate
                          Pursuant to Section 6.3(b) of
                       the Pooling and Servicing Agreement


                  In connection with the transfer of $________________ aggregate principal amount of CPS Auto Grantor Trust 1998-2 10.34% Asset Backed Certificates, Class B (the "Transferred Certificates"), __________________________, the undersigned transferee (the "Transferee"), pursuant to Section 6.3(b) of the Pooling and Servicing Agreement (as defined below), hereby notifies the Trustee and the Seller and certifies, represents and warrants to each of them that it is a "qualified institutional buyer" (as defined in Rule 144A promulgated under the Securities Act of 1933, as amended), that it is purchasing such Transferred Certificates for its own account or the account of a qualified institutional buyer to whom notice has been given that the transfer is to be made in reliance of Rule 144A, and acknowledges that it has received such information regarding the Trust and the Transferred Certificates as it has requested and that it is aware that the transferor is relying upon the foregoing certification to claim the exemption from registration provided by Rule 144A and the Transferee represents and warrants that it has delivered an executed copy of this certificate to the Trustee and the Seller prior to the transfer of any Transferred Certificates discussed herein.

         In no event shall a Class B Certificate be transferred to an employee benefit plan, trust annuity or account subject to ERISA or a plan described in
Section 4975(e)(1) of the Code, (any such plan, trust or account including any Keogh (HR-10) plans, individual retirement accounts or annuities and other employee benefit plans subject to Section 406 of ERISA or Section 4975 of the Code being referred to herein as an "Employee Plan"), a trustee of any Employee Plan, or an entity, account or other pooled investment fund the underlying assets of which include or are deemed to include Employee Plan assets by reason of an Employee Plan's investment in the entity, account or other pooled investment fund. The foregoing restriction on sale or transfer to an employee benefit plan shall not apply to prevent the initial issuance or sale of the Class B Certificates to an insurance company, insurance service, or insurance organization qualified to do business in a state that purchases Class B
Certificates with funds held in one or more of its general accounts provided that the requirements of Prohibited Transaction Class Exemption 95-60 will be satisfied with respect to each of the transactions relating to the purchase and holding of Class B Certificates by such entity. The Seller, Servicer, Trustee and Standby Servicer shall not be responsible for confirming or otherwise investigating whether a proposed transferee is an employee benefit plan, trust or account subject to ERISA, or described in Section 4975(e)(1) of the Code.

         Terms used herein and not otherwise defined have the meanings assigned to them in the Pooling and Servicing Agreement dated as of May 1, 1998, among CPS Receivables Corp., as seller (the "Seller"), Consumer Portfolio Services, Inc., as servicer, and Norwest Bank Minnesota, National Association, as trustee (the "Trustee").


                                  [TRANSFEREE]


                                  By:
                                     Name:
                                     Title:

                                                                      Schedule A
                                                                      ----------


                            Schedule of Receivables
                            -----------------------

                                                                      Schedule B
                                                                      ----------


                            Location of Receivables
                            -----------------------

                    Norwest Bank Minnesota, National Association
                    Sixth Street and Marquette Avenue
                    Norwest Center
                    Minneapolis, Minnesota  55479-0070